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Notice of Annual Shareholders Meeting and

Proxy Statement 2025

December 5, 2025	Virtual Meeting Site:
8:30 a.m. Pacific Time	virtualshareholdermeeting.com/MSFT25

Celebrating 50 Years of Microsoft

Fifty years ago, Bill Gates and Paul Allen started Microsoft with a simple but powerful idea: to build technology so people everywhere could build more technology. The very first product Microsoft built was the Basic interpreter for the Altair, giving people the power to create software, jumpstarting the PC revolution, and creating an entirely new sector for our economy. But today, it’s not just about the past 50 years, it’s about the next 50. If there’s one thing that I have learned during my time at Microsoft, it’s not about longevity, but relevance. Our future will not be defined by what we have built, but what we empower others to build.

Satya Nadella

Chairman and Chief Executive Officer

Left to Right: Bill Gates, Microsoft Co-founder and Gates Foundation Chair; Steve Ballmer, former Microsoft CEO and Ballmer Group Co-founder; and Satya Nadella, Microsoft Chairman and CEO, on stage at the 50th anniversary event in Redmond on April 4th, 2025. (Photo by Dan DeLong)

Letter from our Chairman and Chief Executive Officer

October 21, 2025

Dear Shareholder,

On behalf of the Board of Directors, it is our pleasure to invite you to the 2025 Annual Shareholders Meeting of Microsoft Corporation (“Annual Meeting”), on December 5, 2025, beginning at 8:30 a.m. Pacific Time. This year’s virtual Annual Meeting will be conducted and made available via webcast. We will provide the webcast of the Annual Meeting at virtualshareholdermeeting.com/MSFT25. In addition, you will have the option to view the Annual Meeting through Microsoft Teams at microsoft.com/investor. A transcript with video and audio of the entire Annual Meeting will be available on the Microsoft Investor Relations website after the meeting. For more information on how to participate in the meeting, please see Part 5 – Information About the Meeting on page 91 in this Proxy Statement.

The Notice of 2025 Annual Shareholders Meeting and this Proxy Statement contain details of the business to be conducted during the Annual Meeting.

Whether or not you participate in the Annual Meeting, it is important that your shares be represented and voted. We urge you to promptly vote and submit your proxy (1) via the Internet, (2) by phone, or (3) if you received your proxy materials by mail, by signing, dating, and returning the enclosed proxy card or voting instruction form in the envelope provided for your convenience.

This year’s Annual Meeting will be followed by a question and answer session. Questions may be submitted in advance of the meeting at proxyvote.com after logging in with the control number (“Control Number”) found next to the label for postal mail recipients or within the body of the email sending you the Proxy Statement. Questions may be submitted online beginning shortly before the start of the Annual Meeting through virtualshareholdermeeting.com/MSFT25.

Thank you for your continued investment in Microsoft.

Sincerely,

Satya Nadella

Chairman and Chief Executive Officer

Letter from the Board of Directors

October 21, 2025

Dear Shareholder,

Microsoft’s Board remains deeply proud of the Company’s and its employees’ dedication to empower customers and partners worldwide through digital innovation. The Board is particularly encouraged by Microsoft’s leadership in artificial intelligence (“AI”), a transformative technology that is central to the Company’s long-term strategy and mission to help every person and organization on the planet achieve more. These advancements reinforce Microsoft’s commitment to delivering sustainable growth and shareholder value through innovation and global impact.

This Proxy Statement outlines Microsoft’s governance policies and practices that enable effective Board oversight of the Company’s strategy and operations. A core strength of our governance is the Board’s commitment to independent perspectives. Of the 12 Board nominees, 11 are independent, including Sandra Peterson as Lead Independent Director. We are pleased to announce the nomination of John David Rainey for election to the Board at the Annual Meeting. Mr. Rainey is Executive Vice President and Chief Financial Officer of Walmart Inc. He brings financial and digital acumen and experience leading companies in complex, highly competitive industries. Our nominees bring diverse backgrounds, experiences, and skills, which enhance the Board’s ability to manage risk and guide Microsoft for long-term success in a rapidly changing environment. In addition to subject matter expertise, we seek directors with proven leadership who can contribute meaningfully to oversight of the broad range of business, risk, and regulatory matters facing the Company.

In addition, Carlos Rodriguez has decided not to seek re-election and will end his Board service in December. During his four-year tenure, Mr. Rodriguez served on the Audit Committee and chaired the Compensation Committee and has provided valuable insights and perspectives in those roles. We thank him for his many contributions.

The Proxy Statement also includes information about all of the management and shareholder proposals up for a vote at the Company’s Annual Meeting. We value your input and encourage you to use one of the options laid out in this Proxy Statement to vote your shares whether or not you plan to join us for the Annual Meeting. For information on how Microsoft addresses topics of key importance to our shareholders and stakeholders, including cybersecurity, environmental sustainability, and responsible AI, we encourage you to read the progress reports on these topics that Microsoft published over the course of the past fiscal year which are available at microsoft.com/transparency and microsoft.com/csr.

As we look ahead, we continue to see tremendous opportunities for the Company’s business and shareholder value creation, with the ability to deliver positive impacts at a global scale. We appreciate your investment in Microsoft and thank you for the trust you place in us and the opportunity to serve you and our Company as directors.

Sincerely,

Your Board of Directors

Notice of 2025 Annual Shareholders Meeting

Date	December 5, 2025

Time	8:30 a.m. Pacific Time

Virtual Meeting	This year’s meeting is a virtual shareholders meeting at virtualshareholdermeeting.com/MSFT25

Record Date	September 30, 2025. Only shareholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy Voting	Make your vote count. Please vote your shares promptly to ensure the presence of a quorum during the Annual Meeting. Voting your shares now via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card or voting instruction form will save the expense of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope with postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares during the Annual Meeting, as your proxy is revocable at your option. We are requesting your vote to:

Items of Business

•

Elect the 12 director nominees named in this Proxy Statement

•

Approve, on a nonbinding advisory basis, the compensation paid to our named executive officers (“say-on-pay vote”)

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Ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2026

•

Approve the Microsoft Corporation 2026 Stock Plan

•

Vote on 6 shareholder proposals, if properly presented at the Annual Meeting

•

Transact other business that may properly come before the Annual Meeting

Address of Corporate Headquarters	One Microsoft Way, Redmond, WA 98052

Meeting Details	See Part 5 – Information About the Meeting for details

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on December 5, 2025. Our 2025 Proxy Statement and Annual Report to Shareholders are available at microsoft.com/investor.

By Order of the Board of Directors

Keith R. Dolliver

Secretary

Redmond, Washington

October 21, 2025

2025 PROXY STATEMENT i

PROXY SUMMARY	1

GOVERNANCE AND OUR BOARD OF DIRECTORS

Board of Directors Stewardship	6

ii

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all information you should consider. Please read this entire Proxy Statement carefully before voting.

Annual Shareholders Meeting

Date: December 5, 2025

Time: 8:30 a.m. Pacific Time

Meeting Agenda:

The meeting will cover the proposals listed under Voting Matters and Vote Recommendations below, and any other business that may properly come before the meeting.

Place: virtualshareholdermeeting.com/MSFT25
Record Date: September 30, 2025 Mailing Date: This Proxy Statement was first mailed to shareholders on or about October 21, 2025.

Voting:

Shareholders as of the record date are entitled to vote. Each share of common stock of Microsoft Corporation (“Company”) is entitled to one vote for each director nominee and one vote for each proposal.

Vote in Advance of the Meeting
Vote your shares at proxyvote.com. Have your Notice of Internet Availability or proxy card for the 16-digit Control Number needed to vote.

Call toll-free number 1-800-690-6903.

Sign, date, and return the enclosed proxy card or voting instruction form.

Vote Online During the Meeting
See page 91 in Part 5 – Information About the Meeting for details on voting your shares during the meeting through proxyvote.com.

Voting Matters and Vote Recommendations

See Part 4 – Proposals to be Voted on During the Meeting for more information.

	Board Recommends	See Page
Management Proposals

Election of 12 Directors	FOR	65

Advisory Vote to Approve Named Executive Officer Compensation (“say-on-pay vote”)	FOR	66

Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2026	FOR	66

Approval of the Microsoft Corporation 2026 Stock Plan	FOR	66

Shareholder Proposals
European Security Program Censorship Risk Audit	AGAINST	77
Report on Risks of Censorship in Generative Artificial Intelligence	AGAINST	79
Report on AI Data Usage Oversight	AGAINST	81
Report on Data Operations in Human Rights Hotspots	AGAINST	83
Report on Human Rights Due Diligence	AGAINST	86
Report on AI and Machine Learning Tools for Oil and Gas Development and Production	AGAINST	89

2025 PROXY STATEMENT	1

Our Director Nominees

See Part 1 – Board of Directors and Governance for more information.

The following table provides summary information about each of the 12 director nominees. Each director is elected annually by a majority of votes cast. Carlos Rodriguez is not seeking re-election and his Board service will end on the date of the Annual Meeting. Carlos Rodriguez currently serves as the chair of the Compensation Committee and a member of the Audit Committee. The Board has nominated John David Rainey for election as a director. If elected, his term will begin on December 5, 2025.

Name Occupation	Age	Director Since	Independent	Other Public Boards

Reid G. Hoffman Partner, Greylock Partners	58	2017	Yes	1

Hugh F. Johnston Senior Executive Vice President and CFO, The Walt Disney Company	64	2017	Yes	1

Teri L. List Former Executive Vice President and CFO, The Gap, Inc.	62	2014	Yes	3

Catherine MacGregor Group CEO and Director, Engie S.A.	53	2023	Yes	1

Mark A. L. Mason CFO, Citigroup Inc.	56	2023	Yes	0

Satya Nadella Chairman and CEO, Microsoft Corporation	58	2014	No	0

Sandra E. Peterson Lead Independent Director, Microsoft Corporation; Operating Partner, Clayton, Dubilier & Rice, LLC	66	2015	Yes	0

Penny S. Pritzker Founder and Chairman, PSP Partners, LLC	66	2017	Yes	0

John David Rainey Executive Vice President and CFO, Walmart Inc.	55	New Nominee	Yes	0

Charles W. Scharf CEO, President, and Director, Wells Fargo & Company	60	2014	Yes	1

John W. Stanton Founder and Chairman, Trilogy Partnerships	70	2014	Yes	1

Emma N. Walmsley CEO and Director, GSK plc	56	2019	Yes	1

2

Committee Memberships

The following table provides current membership for each Board committee.

Name	Audit	Compensation	Environmental, Social, and Public Policy	Governance and Nominating

Reid G. Hoffman			Member

Hugh F. Johnston	Chair, Financial Expert

Teri L. List	Financial Expert and Member			Member

Catherine MacGregor		Member	Member

Mark A. L. Mason				Member

Satya Nadella

Sandra E. Peterson		Member		Chair

Penny S. Pritzker			Chair

Carlos A. Rodriguez*	Financial Expert and Member	Chair

Charles W. Scharf		Member		Member

John W. Stanton	Member		Member

Emma N. Walmsley		Member	Member

*	Mr. Rodriguez is not seeking re-election at the 2025 Annual Meeting. The Board will consider appointments for Mr. Rainey if he is elected to the Board.

Executive Compensation Advisory Vote

Our Board recommends that shareholders vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers (“Named Executives”) as described in this Proxy Statement (“say-on-pay vote”), for the reasons below.

Pay for Performance

We have executed on our pay for performance philosophy.

•

Over 95% of the annual target compensation opportunity for our CEO is performance-based and over 50% for our other Named Executives

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Cash incentive awards are structured 50% (70% for CEO) based on pre-established goals (balance of growth and profitability goals) and 50% (30% for CEO) based on operational performance as assessed across three performance categories, diversifying the risk associated with any single aspect of performance

•

The metrics for our performance stock awards are reviewed annually to ensure they reflect key business developments that drive long-term growth

•

Our performance stock awards (“PSAs”) include a relative total shareholder return (“TSR”) modifier to reward significant positive outperformance relative to the S&P 500 and reduce rewards for underperformance to align executives’ and shareholders’ long-term interests

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At least 70% of target compensation for our Named Executives was equity-based, with average across all Named Executives over 80%, providing incentives to drive long-term business success and direct alignment with returns to shareholders

Sound Program Design

We design our executive compensation program to attract, motivate, and retain the key executives who drive our success and industry leadership, while considering Company and individual performance and alignment with the long-term interests of our shareholders. We achieve our objectives through compensation that:

• Provides a competitive total pay opportunity • Delivers a majority of pay based on performance • Consists primarily of stock-based compensation	• Enhances long-term focus through multi-year performance requirements or vesting of stock-based compensation • Does not encourage unnecessary and excessive risk taking

See Part 2 – Named Executive Officer Compensation for more information.

2025 PROXY STATEMENT	3

Business Overview

Our Business Performance

In fiscal year 2025, we continued to achieve strong business results, focusing on enabling the success and earning the trust of our customers. We create platforms and tools, powered by artificial intelligence, that deliver innovative solutions that meet the evolving needs of our customers. From infrastructure and data, to business applications and collaboration, we provide unique, differentiated value to customers.

Fiscal Year 2025 Business Performance Highlights

Revenue ( 15%) $281.7 billion	Operating Income ( 17%) $128.5 billion	Net Income ( 16%) $101.8 billion	Diluted Earnings per Share ( 16%) $13.64

Highlights from fiscal year 2025 include the following metrics. Percentages are year-over-year.

•	Microsoft Cloud revenue increased 23% to $168.9 billion

•	Microsoft 365 Commercial products and cloud services revenue increased 14%

•	Microsoft 365 Consumer products and cloud services revenue increased 11%

•	Linkedln revenue increased 9%

•	Dynamics products and cloud services revenue increased 15%

•	Server products and cloud services revenue increased 23%

•	Windows OEM and Devices revenue increased 3%

•	Xbox content and services revenue increased 16%

•	Search and news advertising revenue excluding traffic acquisition costs increased 20%

4

Governance and Board Best Practices

Our mission to empower every person and every organization on the planet to achieve more is ambitious, and we cannot fulfill it with a narrow or short-term focus. Our adoption of leading governance practices fosters our sustained business success over the long term. Strong corporate governance, informed by participation from our shareholders, is essential to achieving our mission. The Lead Independent Director and Compensation Committee chair have ongoing consultations on governance and executive compensation topics with a cross-section of Microsoft’s large institutional investors.

Our Board believes that having a diverse mix of directors with complementary qualifications, expertise, and attributes is essential to meeting its oversight responsibility. Of our 12 Board nominees, 11 are independent. Having an independent Board is a core element of our governance philosophy.

Independent, Effective Board Oversight

•	Lead Independent Director

•	11 of 12 director nominees are independent

•	All committee chairs and members are independent

•	Board-adopted refreshment commitment to maintain an average tenure of 10 years or less for its independent directors as a group

•	The Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool of potential Board nominees and CEO candidates
•	Executive sessions provided for all quarterly Board and committee meetings

•	Annual Board and committee evaluations, periodically using a third-party facilitator to conduct the evaluations

•	Director orientation and continuing education and strategy programs for directors

•	All current Audit Committee members meet the Nasdaq Stock Market LLC listing standard of financial sophistication, and three members are “audit committee financial experts” under the Securities and Exchange Commission rules

Shareholder Rights

•	Single class of stock with equal voting rights

•	All directors are elected annually

•	Directors are elected by majority vote in uncontested elections

•	Confidential voting policy

•	15% of outstanding shares can call a special meeting

•	Our Bylaws provide for “proxy access” by shareholders

See Part 1 – Board of Directors and Governance and Part 5 – Information About the Meeting for more information.

2025 PROXY STATEMENT	5

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

1. Board of Directors and Governance

Earning the trust of our customers, partners, shareholders, and other stakeholders is the foundation of our business success and is fundamental to realizing Microsoft’s mission to empower every person and every organization on the planet to achieve more. To create positive impact with technology, people must be able to trust the technologies they use and the companies behind them. Microsoft is committed to the responsible use of artificial intelligence (“AI”), protecting privacy, and advancing digital safety and cybersecurity. The Board of Directors is committed to building trust through strong corporate governance, effective oversight, and strategic engagement. Microsoft also gains trust from our longstanding commitments to conducting our business in ways that are principled, transparent, and accountable. The foundation of these commitments is expressed in Microsoft’s Standards of Business Conduct (“Trust Code”) at aka.ms/policiesandguidelines which apply to our employees, officers, Board of Directors, and our subsidiaries and controlled affiliates across the globe. We hold ourselves accountable by publicly reporting on our policies, practices, and performance to provide our stakeholders visibility into how we are meeting our commitments and responsibilities. Our Reports Hub available at microsoft.com/transparency provides a consolidated, comprehensive view of reporting on topics ranging from environmental sustainability to human rights and political engagement.

Board of Directors Stewardship

Shareholders elect our Board to serve their long-term interests and to oversee management. Our Board and its committees work closely with management to provide oversight, review, and counsel related to long-term strategy, risks and opportunities, and feedback from shareholders.

Strategy

Led by our CEO, senior management develops and executes our business strategy. They manage our operations and work to model our desired culture, create innovative products, establish accountability, and control risk. Our CEO and senior management also align our structure, operations, people, policies, and compliance efforts to our mission, priorities, and culture.

Overseeing management’s development and execution of the Company’s strategy is one of our Board’s primary responsibilities. The Board works closely with senior management to respond to a dynamic business environment. Management benefits from the insights and perspectives of a diverse mix of directors with complementary qualifications, expertise, and attributes. Senior management and other leaders from across the Company provide business and strategy updates to our Board through regular strategy-focused meetings. At meetings throughout the year, the Board also assesses the strategic alignment of the Company’s budget and capital plan, business initiatives, and its strategic acquisition and integration process. For major initiatives, such as our approaches to security, quality, and AI innovation, the Board engages with management on strategic vision, investments, partnerships, capital requirements, and risks.

Risk Oversight

Effective risk management is critical to Microsoft’s ability to achieve its mission. The Board exercises direct oversight of strategic risks to the Company and other risk areas not delegated to one of the Board’s committees. Our Board looks to the expertise of its committees to provide strategic oversight in their areas of focus. The committees are charged with specific areas of risk oversight and regularly report back to the full Board.

6

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

The Board of Directors

The Board oversees business affairs, integrity, risk management, CEO succession planning, and other matters reserved to the full Board and performs the annual CEO evaluation.

Audit Committee	Compensation Committee	Environmental, Social, and Public Policy Committee	Governance and Nominating Committee

Oversees the Company’s processes to manage risk; the Company’s financial statements; compliance with legal and regulatory requirements and corporate policies and controls, including controls over financial reporting, computerized information systems and security; and the independent auditor and internal audit function.

Oversees the Company’s compensation and benefits programs; human capital management and culture principles and programs; senior management succession planning and compensation; and advises the Board on CEO compensation.

Oversees key non-financial regulatory risks; management policies and programs relating to key environmental and social matters, including climate change and environmental sustainability, competition and antitrust, privacy, national security, trade, digital safety, responsible AI, accessibility, human rights, and responsible sourcing; and reviews government relations activities and public policy agenda.

Oversees director selection and succession planning; Board effectiveness and independence, committee functions and charters; adherence to our corporate governance framework; and other corporate governance matters.

Company Management

The Board, in consultation with each of its committees, oversees Company management in exercising its responsibility of managing risk. The Board relies upon senior management to supervise risk management activities within the Company. Senior management is responsible for developing a continuously improving culture of risk-aware practices to identify and manage the appropriate level of risk in pursuit of our business objectives. On a regular basis, the Board and its committees engage with our senior management, our chief risk executive and chief compliance officer, and other members of management on risk as part of broad strategic and operational discussions which encompass interrelated risks, as well as on a risk-by-risk basis. In addition, our integrated enterprise risk management approach is supported by operational management within business units, compliance and investigatory teams, enterprise and operational risk teams, internal audit and external audit reviews, and our legal department. Microsoft has also established robust standards of business conduct that apply to all employees globally and provides numerous methods for employees to elevate risk concerns directly to management or through anonymous channels.

Internal Audit	Integrated Enterprise Risk Management	Regulatory Governance

Provides independent and objective audit, investigative, and advisory services designed to provide assurance that the Company is appropriately addressing its risks; assists senior management and the Board in accomplishing their objectives by bringing a systematic, disciplined, technology-enabled approach to evaluate, investigate, and improve the effectiveness of risk management, governance, controls, and operations. AI tools and automation are embedded in the audit process to enhance visibility and accelerate reporting. The Audit Committee reviews the internal audit assessment quarterly.

Our integrated enterprise risk management approach establishes clear accountability and fosters collaboration across business units and compliance, audit, and legal functions. Senior management, with support of assigned risk owners, leads the identification, assessment, prioritization, and mitigation of the Company’s most significant risks with input from operational management, operational risk teams, and subject matter experts. The enterprise risk management team coordinates cross-company risk assessments and partners with internal audit to ensure focus on most significant risks. The Audit Committee reviews the enterprise risk management assessment semi-annually.

To comply with the accelerating global regulatory obligations, the Company has implemented comprehensive compliance programs across its operations to adapt to these changes and to maintain customer and regulator confidence. The Company monitors regulatory developments around the world and implements policies, controls, and technical safeguards so that its operations, products, and services meet applicable legal standards. The Company’s business teams, with legal support, manage the compliance programs and prepare external regulatory and commercial reporting, and the Company’s internal audit teams conduct reviews of the programs and processes.

2025 PROXY STATEMENT	7

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Selected Areas of Oversight

Cybersecurity

The Board maintains direct oversight over cybersecurity risk. The Board receives and provides feedback on regular updates from management regarding cybersecurity governance processes, the status of projects to strengthen internal cybersecurity, security features of the products and services we provide our customers, and the results of security breach simulations. Cybersecurity reviews by the Board are scheduled to occur at least quarterly, or more frequently as determined to be necessary or advisable. The Board also discusses recent incidents throughout the industry and the emerging threat landscape.

Additional discussion of our approach to cybersecurity is available in Part I, Item 1C of our Form 10-K for the fiscal year ended June 30, 2025.

AI Strategy, Governance, and Regulation	The Board maintains direct oversight over AI strategy risk. Our Environmental, Social, and Public Policy Committee assists the Board in overseeing Microsoft’s AI governance and regulation risk and provides oversight and guidance on Microsoft’s responsible AI policies and programs. The Committee receives and provides feedback on regular updates from management regarding Microsoft’s ability to design, build, use, and access AI in a way that is responsible and meets customer expectations and regulatory requirements.

Datacenter Supply Chain and Capacity	Our Audit Committee and Environmental, Social, and Public Policy Committee assist the Board in overseeing Microsoft’s datacenter supply chain and capacity risk. The Committees regularly interact with management on supply chain network management, including management of resource availability, delivery of network, diversification of suppliers, and navigation through political tensions.

Software and Services Quality and Availability	The Board maintains direct oversight over Microsoft’s ability to deliver products and services that are mission critical ready and meet or exceed customer expectations. The Board receives and provides feedback on regular updates from management regarding Microsoft’s products and service resiliency, which is part of the design, engineering, and operations for constant availability.

Digital Safety and Service Misuse	Our Environmental, Social, and Public Policy Committee assists the Board in overseeing Microsoft’s digital safety and service misuse risk. The Committee receives and provides feedback on regular updates from management regarding the protection of users from mental, physical, or other harms caused by content or conduct on Microsoft services, as well as the evolving regulatory landscape.

Culture, Workplace, and Talent Management	The Compensation Committee assists the Board in overseeing Microsoft’s human capital management. The Board and the Compensation Committee engage with senior management, including Human Resources executives, across a broad range of human capital management topics. Management prepares and reviews with the Board a variety of materials including culture, succession planning and development, compensation, benefits, employee recruiting and retention, and culture. The Compensation Committee and Audit Committee also evaluate management’s annual assessment of risk related to our compensation policies and practices, including reviewing the work of management’s Sales Incentive Compensation Governance Committee.

Sustainability	Our Environmental, Social, and Public Policy Committee assists the Board in overseeing Microsoft’s environmental sustainability commitments. The Committee receives updates and provides feedback on Microsoft’s progress towards environmental sustainability commitments across climate, water, waste, and biodiversity as well as emerging regulations and other requirements.

8

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Our Governance Structure

Framework

We have developed a corporate governance framework designed to ensure our Board has the authority and practices in place to review and evaluate our business operations and to make decisions independent of management. Our goal is to align the interests of directors, management, and shareholders, and comply with or exceed the requirements of the Nasdaq Stock Market LLC (“Nasdaq”) and applicable laws and regulations. This framework establishes the practices our Board follows with respect to, among other things, Board composition and member selection, Board meetings and involvement of senior management, director compensation, CEO performance evaluation, management succession planning, and Board committees. The Board is committed to seeking opportunities for improvements on an ongoing basis. Each summer, the Board updates our corporate governance framework based on shareholder feedback, results from the annual shareholders meeting, the Board and committees’ annual assessments, governance best practices, and regulatory developments. Our Board maintains a variety of documents detailing the directives and procedures associated with corporate governance at Microsoft, listed below. These documents are available on our website at aka.ms/policiesandguidelines.

•

Articles of Incorporation

•

Bylaws

•

Corporate Governance Guidelines

•

Director Independence Guidelines

•

Microsoft Finance Code of Professional Conduct

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Microsoft Standards of Business Conduct (“Trust Code”)

•

Audit Committee Charter and Responsibilities Calendar

•

Compensation Committee Charter

•

Environmental, Social, and Public Policy Committee Charter

•

Governance and Nominating Committee Charter

•

Executive Stock Ownership Policy

•

Executive Compensation Recovery Policy

•

Compensation Consultant Independence Standards

Shareholder Rights

Microsoft strives to implement best practices in shareholder rights and to ensure the Company and Board align with the long-term interests of shareholders. We have enhanced our corporate governance framework over time based on input from our Board, shareholders, and other governance experts. Shareholder rights include:

•	Single class of shares with each share entitled to one vote

•	Annual election of all directors (unclassified board)

•	Majority voting standard for directors in uncontested elections

•	Confidential voting policy

•	Shareholders of 15% of outstanding shares have the right to call a special meeting

•

Proxy access bylaw allows groups of up to 20 shareholders holding 3% of shares for at least three years to nominate up to two individuals or 20% of the Board (whichever is greater) for inclusion in the proxy statement and ballot for election at an annual shareholders meeting

Other requirements that align Company and long-term interests of shareholders include:

•	Significant stock ownership requirements for directors, executive officers, and other senior leaders

•	Strong ‘no-fault’ executive compensation recovery (“clawback”) policy that applies to executive officers, other senior leaders, and our chief accounting officer

•

Strict hedging and pledging prohibitions against our directors and executive officers hedging their ownership of Microsoft stock, including by trading in options, puts, calls, or other derivative instruments related to Company equity or debt securities. Directors and executive officers are prohibited from purchasing Microsoft stock on margin, borrowing against Microsoft stock held in a margin account, or pledging Microsoft stock as collateral for a loan

•	Board tenure policy that seeks to maintain an average tenure of 10 years or less for the Board’s independent directors as a group

•

Public company board service guideline that, absent circumstances that enable the director to have sufficient capacity, generally no director should serve on more than three other public company boards. Directors who are current CEOs should not serve on more than one other public company board

2025 PROXY STATEMENT	9

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Shareholder Engagement

Effective corporate governance includes regular, constructive conversations with our shareholders to proactively seek shareholder insights and to answer shareholder inquiries. We maintain an active dialogue with shareholders to ensure we thoughtfully consider a diversity of perspectives on issues including strategy, business performance, risk, culture and workplace topics, compensation practices, and a broad range of environmental and social topics. As noted above, the Board updates our corporate governance framework each summer based on a number of inputs, including shareholder feedback.

Our Office of the Corporate Secretary coordinates shareholder engagement with Investor Relations and provides a summary of all relevant environmental, social, and governance (“ESG”) feedback to our Board. In fiscal year 2025, we engaged on ESG topics with a cross-section of shareholders owning approximately 50% of Microsoft shares. The Lead Independent Director and Compensation Committee chair also have ongoing consultations on governance and executive compensation topics with a cross-section of Microsoft’s large institutional investors. In addition, throughout the year our Investor Relations group engages with our shareholders, frequently along with Satya Nadella, our Chairman and CEO, and Amy Hood, our CFO.

We also share relevant information through our Investor Relations website, our Annual Report, this Proxy Statement, our Reports Hub, and in posts on the Microsoft On the Issues blog.

Board Leadership

The Board’s independent directors elected Satya Nadella to the role of Chairman and CEO, and Sandra Peterson as Lead Independent Director.

In his role, Mr. Nadella leverages his deep understanding of the business to elevate the right strategic opportunities and identify key risks and mitigation approaches for the Board’s review. As Lead Independent Director, Ms. Peterson has a clearly defined set of responsibilities, significant authority, and provides independent Board leadership. Key responsibilities and authority include:

•	Chairs executive sessions and coordinates activities of the independent directors

•	Leads the Board’s annual CEO performance evaluation

•	Coordinates Board oversight of CEO succession planning, including maintenance of an emergency succession plan

•	Shapes, reviews, and has final authority to approve the agenda and schedule for Board meetings

•	Chairs the annual shareholders meeting

•	Acts as liaison between the independent directors and the Chairman and CEO

•	Authorizes retention of outside counsel, advisors, or other consultants who report directly to the Board

•	Leads the Board meetings when the Chairman and CEO is not present

•	Calls meetings of the independent directors

•	When requested, represents the Board with internal and external audiences, including shareholders

The Board does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. The independent directors annually appoint a Chairman of the Board. To ensure robust independent leadership on the Board, if the individual appointed as Chairman is not an independent director, or when the independent directors determine that it is in the best interests of the Company, the independent directors will also annually appoint a Lead Independent Director. Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management and the independent members of our Board. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our Chairman and Chief Executive Officer, while enabling the Lead Independent Director to facilitate our Board’s independent oversight of management, promote communication between management and our Board, and support our Board’s consideration of key governance matters. The Board believes its programs for overseeing risk, as described in this Part 1 under “Risk Oversight,” would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

CEO Succession

A primary responsibility of the Board is planning for CEO succession and overseeing identification and development of other members of the senior leadership team (“SLT”). The Board and the Compensation Committee work with the CEO and our Chief Human Resources Officer to plan for succession. For the CEO, the succession plan covers identification of internal and external

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candidates, and professional and leadership development plans for internal candidates. The Board annually reviews the CEO succession plan. The criteria used to assess potential CEO candidates are formulated based on the Company’s business strategies, and include strategic vision, leadership, and operational execution. The Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool of potential CEO candidates. The Board maintains an emergency succession contingency plan that is reviewed on an annual basis by the Board and Governance and Nominating Committee. The plan identifies roles and responsibilities of individuals who would act if an unforeseen event prevented the CEO from continuing to serve. The Compensation Committee reviews the plan with the CEO and reports to the Board on development and succession plans for the other members of the SLT. The Board may review development and succession planning more frequently as it deems necessary or desirable.

Annual Board and Committee Evaluation Process

The Board is committed to a rigorous self-evaluation process. The Governance and Nominating Committee annually evaluates the performance of the Board. In fiscal year 2025, the evaluation included utilizing a third-party facilitator to seek feedback from each director on the performance of the Board and each committee. The results were reported to and discussed with the Board and each relevant committee.

Our evaluation process is designed to elicit feedback on the processes, structure, composition, and effectiveness of the Board and each committee. The evaluation results have facilitated increased Board and committee effectiveness, including driving clarity on key areas for the Board’s focus over the coming year, focus on sustainable growth strategies for the Company, and input on management development and succession planning as well as Board and committee composition and recruiting.

Director Attendance

Each quarter, our Board holds two-day meetings comprised of committee and Board meetings. At each quarterly Board meeting, time is set aside for the independent directors to meet without management present. Additional executive sessions are held as needed.

In addition to the quarterly meetings, typically there are other regularly scheduled Board and committee meetings and several special meetings each year. Our Board met six times during fiscal year 2025. In addition, the Board held periodic meetings dedicated to strategy topics which included presentations and discussions with members of our SLT and other senior management.

Each director nominee attended at least 75% of the aggregate of all fiscal year 2025 meetings of the Board and each committee on which he or she served. In fiscal year 2025, the Board and committees of the Board held a total of 27 meetings. Together, the director nominees attended at least 90% of the combined total meetings of the Board and the committees on which they were members in fiscal year 2025.

Directors are expected to attend the annual shareholders meeting, if practicable. All directors attended the 2024 Annual Meeting.

Director Orientation and Continuing Education

Our orientation programs are designed to familiarize new directors with our businesses, strategies, and policies and assist new directors in developing Company and industry knowledge to optimize their service on the Board.

We support our directors in their continuing education by providing programs that enhance the skills and knowledge directors use to perform their responsibilities. These programs may include internally developed programs or programs presented by third parties. Past sessions covered topics ranging from Business Applications and Platforms to the evolution of our professional network strategy and strategic shift in marketing.

Director Stock Ownership Policy

To align the interests of our directors and shareholders, our directors are required to own Microsoft shares equal in value to at least three times the base annual retainer (cash and stock) payable to a director. Each director must retain 50% of all net shares (post-tax) from the retainer until reaching the minimum share ownership requirement. Stock deferred under the Deferred Compensation Plan for Non-Employee Directors counts toward the minimum ownership requirement. Each of our directors complied with our stock ownership policy in fiscal year 2025.

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Derivatives Trading, Hedging, and Pledging
Our directors and executive officers are prohibited from trading in options, puts, calls, or other derivative instruments related to Microsoft equity or debt securities. They also are prohibited from purchasing Microsoft common stock on margin, borrowing against Microsoft common stock held in a margin account, or pledging Microsoft common stock as collateral for a loan. Employees, other than executive officers, are generally permitted to engage in transactions designed to hedge or offset market risk.
Insider Trading Policies and Procedures
We have adopted insider trading policies and procedures applicable to our directors, officers, and employees, and have implemented processes for the Company that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the Nasdaq listing standards. Our General Insider Trading Policy prohibits our employees and related persons and entities from trading in securities of Microsoft and other companies while in possession of material, nonpublic information. Our General Insider Trading Policy also prohibits our employees from disclosing material, nonpublic information of Microsoft, or another publicly traded company, to others who may trade on the basis of that information. Our Restricted Trading Window Policy requires that certain officers of the Company (corporate vice presidents and above) and other designated employees only transact in Microsoft securities during an open window period, subject to limited exceptions. In addition, certain officers of the Company are required to obtain approval in advance of transactions in Microsoft securities. Our executive officers and directors must also comply with additional trading restrictions. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our General Insider Trading Policy, Restricted Trading Window Policy, and Insider Trading Compliance and Preclearance Policies for Section 16 Officers and Directors of Microsoft, copies of which can be found as exhibits to our Annual Report on Form
10-K
for the fiscal year ended June 30, 2025.
Board Independence
The Board’s independence enables it to be objective and critical in carrying out its oversight responsibilities. The Corporate Governance Guidelines provide that a substantial majority of our directors will be independent. The independent members of the Board annually appoint a Lead Independent Director to facilitate the Board’s oversight of management, promote communication between management and our Board, engage with shareholders, and lead consideration of key governance matters. Key elements of our Board independence include:

•
11 of 12 director nominees are independent
. We are committed to maintaining a substantial majority of directors who are independent of the Company and management. Except for our Chairman and CEO, Satya Nadella, all director nominees are independent

•
Board tenure
. We are committed to board refreshment. To strike a balance between retaining directors with deep knowledge of the Company and adding directors with a fresh perspective, the Board seeks to maintain an average tenure of 10 years or less for its independent directors as a group. The average tenure for our independent director nominees is 6.8 years. The average tenure is 7.1 years if Mr. Nadella is included

•	Board diversity . The Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool of potential Board nominees and CEO candidates

•
Executive sessions of independent directors
. At each quarterly Board meeting, time is set aside for the independent directors to meet in executive session without management present. Additional executive sessions are held as needed

•	Committee independence . Only independent directors are members of the Board’s committees. Each committee meets regularly in executive session

•
Independent compensation consultant
. The compensation consultant retained by the Compensation Committee is independent of the Company and management as required by the Compensation Consultant Independence Standards

•
Lead Independent Director
. As described in the “Board Leadership” section, the Lead Independent Director has a clearly defined set of responsibilities, significant authority, and provides independent Board leadership

Board Committees
To support effective corporate governance, our Board delegates certain responsibilities to its committees, who report on their activities to the Board. These committees have the authority to engage legal counsel or other advisors or consultants as they deem appropriate to carry out their responsibilities. Our Board has four standing committees: an Audit Committee, a Compensation Committee, an
Environmental
, Social, and Public Policy Committee, and a Governance and Nominating Committee.

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The table below provides current membership for each Board committee, followed by a summary of each committee’s responsibilities. Each committee has a charter describing its specific responsibilities which can be found on our website at aka.ms/boardcommittees.

Director	Audit	Compensation	Environmental, Social, and Public Policy	Governance and Nominating

Reid G. Hoffman			Member

Hugh F. Johnston	Chair, Financial Expert

Teri L. List	Financial Expert and Member			Member

Catherine MacGregor		Member	Member

Mark A. L. Mason				Member

Satya Nadella

Sandra E. Peterson		Member		Chair

Penny S. Pritzker			Chair

Carlos A. Rodriguez*	Financial Expert and Member	Chair

Charles W. Scharf		Member		Member

John W. Stanton	Member		Member

Emma N. Walmsley		Member	Member

Number of meetings in fiscal year 2025	8	5	4	4

*

Mr. Rodriguez is not seeking re-election at the 2025 Annual Meeting. John David Rainey is nominated for election to the Board at the Annual Meeting. The Board will consider committee appointments for Mr. Rainey if he is elected to the Board.

Audit Committee

•	Oversee the work of our accounting function and internal control over financial reporting

•	Oversee internal auditing processes

•

Inquire about significant risks, review our policies for enterprise risk assessment and risk management, and except as to those risks for which oversight has been assigned to other committees of the Board or retained by the Board, assess the steps management has taken to control these risks

•	Review with management policies, practices, compliance, and risks relating to our investment portfolio

•	Review with management the Company’s business continuity, resiliency, and disaster preparedness planning

•

Review compliance with significant applicable legal, ethical, and regulatory requirements, including those relating to regulatory matters that may have a material impact on our consolidated financial statements or internal control over financial reporting

The Audit Committee is responsible for the compensation, retention, and oversight of the independent auditor engaged to issue audit reports on our consolidated financial statements and internal control over financial reporting. The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditor in carrying out its oversight responsibilities.

The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. All current members of the Audit Committee meet the Nasdaq listing standard of financial sophistication and three are “audit committee financial experts” under Securities and Exchange Commission (“SEC”) rules.

As provided in our Corporate Governance Guidelines, members of the Audit Committee ordinarily may not serve on over three public company audit committees (including Microsoft’s). In calculating service on a public company board or audit committee, service on a board or audit committee of a parent and its substantially-owned subsidiary counts as service on a single board or audit committee. Any Audit Committee member’s service on over three public company audit committees will be subject to the Board’s determination that the member is able to effectively serve on the Company’s Audit Committee. The Governance and Nominating Committee and the Board considered Ms. List’s service on four public company audit committees, including her

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professional qualifications, former experience as a public company chief financial officer, the fact she is retired from active employment, and the nature of and time involved in her service on other boards. Following such review, the Board determined that Ms. List is able to effectively continue to serve on the Company’s Audit Committee.

Compensation Committee

•	Assist our Board in establishing the annual goals and objectives of our CEO

•	Establish the process for annually reviewing our CEO’s performance

•	Recommend our CEO’s compensation to the independent members of our Board for approval

•	Approve annual compensation, annual goals and objectives, and in consultation with the CEO, oversee performance evaluations for the non-CEO members of the SLT

•	Review and discuss with the CEO and report to the Board development and corporate succession plans for the non-CEO members of the SLT

•	Oversee administration of the Company’s equity-based compensation and retirement plans

•	Monitor and evaluate the compensation and benefits structure of Microsoft as the Committee deems appropriate, including policies regarding SLT compensation

•	Oversee and advise the Board and management about Company programs for culture and human capital management

•	Periodically review the compensation paid to non-employee directors and make recommendations to our Board for any adjustments

•

Oversee the process and review the results of investigations of any sexual harassment complaints against senior officers. The Committee will report to the full Board on the conclusions of any investigation that results in a founded determination and the disciplinary and other actions taken

Our senior executives for Human Resources support the Compensation Committee in its work. The Committee may delegate its authority to subcommittees and to one or more designated members of the Committee. The Committee may delegate to one or more executive officers the authority to make grants of equity-based compensation to eligible individuals who are not executive officers and to administer the Company’s equity-based compensation plans. The Committee has delegated to senior management the authority to make stock award grants to employees who are not members of the SLT or Section 16 officers and to administer the Company’s equity-based compensation plans.

Independent compensation consultant. The Compensation Committee retained Pay Governance LLC as its independent compensation consultant throughout fiscal year 2025. The consultant advises the Committee on marketplace trends in executive compensation, management proposals for compensation programs, and executive officer compensation decisions. The consultant also evaluates compensation for non-employee directors, other members of senior management, and equity compensation programs generally. The consultant discusses recommendations to the Board on CEO compensation with the Committee and is directly accountable to the Committee. To maintain the independence of the consultant’s advice, the firm does not provide services to Microsoft other than those described above. The Committee has adopted Compensation Consultant Independence Standards, which can be viewed on our website at aka.ms/policiesandguidelines. These standards require that the Committee annually assess the independence of its compensation consultant. A consultant satisfying the following requirements will be considered independent. The consultant (including each individual employee of the consultant providing services):

•	Is retained and terminated by, has its compensation fixed by, and reports solely to, the Compensation Committee

•	Is independent of the Company

•	Will not perform any work for Company management except at the request of the Compensation Committee chair and in the capacity of the Committee’s agent

•	Should not provide any unrelated services or products to the Company and its affiliates or management, except for surveys purchased from the consultant’s firm

In assessing the consultant’s independence, the Compensation Committee considers the nature and amount of work performed for the Committee during the year, the nature of any unrelated services performed for the Company, and the fees paid for those services in relation to the firm’s total revenue. The consultant annually prepares for the Committee an independence letter providing assurances and confirmation of the consultant’s independent status under the standards. The Committee believes that Pay Governance has been independent during its service for the Committee.

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Environmental, Social, and Public Policy Committee

•

Assist the Board in overseeing the Company’s key non-financial regulatory risks that may have a material impact on the Company and its ability to sustain trust with customers, employees, and the public

•

Oversee management policies and programs relating to key environmental and social matters including climate change and environmental sustainability, competition and antitrust, privacy, national security, trade, digital safety, responsible AI, accessibility, human rights, and responsible sourcing

•	Review our government relations activity and political activities and expenditures

•	Review our public policy agenda and position on significant public policy matters

Governance and Nominating Committee

•	Determine and recommend the slate of director nominees for election to our Board during the annual shareholders meeting

•	Identify, recruit, and recommend candidates for the Board

•	Review and make recommendations to the Board about the composition of Board committees

•	Annually evaluate the performance and effectiveness of the Board

•	Annually assess the independence of each director

•	Monitor adherence to, review, develop, and recommend changes to our corporate governance framework

•	Review and provide guidance to the Board and management about the framework for the Board’s oversight of, and involvement in, shareholder engagement

•	Annually review the charters of Board committees and, after consultation with the respective committees, recommend to the Board appropriate changes

•

Oversee the process and review the results of investigations of any sexual harassment complaints against members of the Board and the Chief Executive Officer. The Committee will report to the full Board on the conclusions of any investigation that results in a founded determination and the disciplinary and other actions taken

Director Selection and Qualifications

Shareholders elect our Board of Directors annually. In making its annual director nominations determination, the Board’s objective is to recommend a group of directors that can best ensure the continuing success of our business and represent shareholder interests through the exercise of sound judgment using its diversity of experience and perspectives.

The Governance and Nominating Committee recommends to the Board director candidates for nomination and election during the annual shareholders meeting or for appointment to fill vacancies. The Committee works with our Board to strategically consider the composition and skills needed on the Board over the short-, medium-, and long-term. In doing so, they determine the characteristics, skills, and experience for the Board as a whole and its individual members with the objective of having a board with diverse backgrounds, skills, and experience. In making its recommendations to our Board, the Committee considers the qualifications of individual director candidates applying the Board membership criteria described below. The Committee retains any search firm involved in identifying potential candidates and approves their fees.

For all directors, we require an independent mindset, integrity, personal and professional ethics, business judgment, and the ability and willingness to commit sufficient time to the Board. Our Board considers many factors in evaluating the suitability of individual director candidates, including their general understanding of global business, sales and marketing, finance, and other disciplines relevant to the success of a large, publicly traded company; understanding of our business and technology; educational and professional background; personal accomplishment; and geographic, gender, age, and ethnic diversity.

This Proxy Statement includes a table summarizing the key qualifications, skills, and attributes currently most relevant to the decision to nominate candidates to serve on the Board. As the Board strives to maintain a diverse set of skills and attributes, it also expects that each member will be able to understand and contribute meaningfully to the oversight of the range of material business, risk, and regulatory issues the Company faces. Management’s responsibility includes educating and communicating to the Board in a way that enables effective oversight of this broad set of issues. The Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. We work with our search firm to ensure the candidate slate provided to the Committee includes diverse candidates.

2025 PROXY STATEMENT	15

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The Board does not believe that directors should expect to be re-nominated annually. In determining whether to recommend a director for re-election, the Committee considers the director’s participation in and contributions to the activities of the Board, the results of the most recent Board evaluation, and meeting attendance.

When the Committee recruits new director candidates, that process typically involves either a search firm or a member of the Committee contacting a prospect to assess interest and availability. A candidate will then meet with members of the Board and Mr. Nadella, and then meet with members of management as appropriate. At the same time, the Committee and the search firm typically contacts references for the candidate. A background check is completed in connection with a candidate’s nomination by the Board.

Shareholders have previously elected all Board nominees except Mr. Rainey. In recruiting Mr. Rainey, the Committee retained the search firm Spencer Stuart to help identify director prospects and provide other related services.

The Committee assesses its efforts to maintain an effective and diverse board as part of its regular responsibilities, which include annually:

•	Reporting to our Board on the performance and effectiveness of the Board

•	Presenting to our Board individuals recommended for election to the Board at the annual shareholders meeting

•	Assessing the Committee’s own performance

Shareholder Recommendations and Nominations of Director Candidates

Recommendations

The Governance and Nominating Committee considers shareholder recommendations for candidates for the Board of Directors using the same criteria described above. The name of any recommended candidate for director, together with a brief biography, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating shareholder’s ownership of Company stock must be sent to the attention of MSC 123/9999, Office of the Corporate Secretary, Microsoft Corporation, One Microsoft Way, Redmond, WA, 98052-6399.

Our Board and the Governance and Nominating Committee believe that all candidates should be treated equitably with respect to administrative and evidentiary requirements. Therefore, all nominees, whether proposed by the Board or recommended by shareholders, shall be subject to the same standards and informational requirements.

Nominations

Our Bylaws provide for proxy access shareholder nominations of director candidates by eligible shareholders. A shareholder who wishes to formally nominate a candidate, whether for inclusion in the Company’s proxy statement or not, must follow the procedures described in Article 1 of our Bylaws. Appropriately nominated proxy access candidates or candidates who comply with both our Advanced Notice Bylaw Provisions and the SEC’s Rule 14a-19 will be included in the Company’s proxy statement and ballot.

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Board Composition and Diversity

Our Board of Directors believes that having a diverse mix of directors with complementary qualifications, expertise, and attributes is essential to meeting its oversight responsibility. A mark indicates a specific area of focus or expertise on which the Board particularly relies. Not having a mark does not mean the director does not possess that qualification or skill. Our director nominees’ biographies describe each director’s background and relevant experience in more detail.

2025 PROXY STATEMENT	17

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Our Director Nominees

Following are biographies for the 12 directors nominated by the Board for election during the 2025 Annual Meeting.

Reid G. Hoffman

Age: 58 | Director since: 2017 | Birthplace: United States | Independent

Experience:

Greylock Partners (2009-present)

(venture capital firm)

•  Partner (2023-present)

•  General Partner (2009-2023)

Reinvent Capital (2019-present)

•  Advisory Partner (2019-present)

LinkedIn Corporation (2003-2016)

•  Co-founder and Chairman (2003-2016)

•  Executive Chairman (2009)

•  Chief Executive Officer (2003-2007 and 2008-2009)

•  President, Products (2007-2008)

PayPal Holdings, Inc. (2000-2002)

•  Executive Vice President (2000-2002)

Microsoft Committees:

• Environmental, Social, and Public Policy

Other Public Company Directorships:

• Aurora Innovation, Inc.

Former Public Company Directorships Held in the Past Five Years:

• Joby Aviation, Inc.

• Reinvent Technology Partners Z

Hugh F. Johnston

Age: 64 | Director since: 2017 | Birthplace: United States | Independent

Experience:

The Walt Disney Company (2023-present)

(media and entertainment)

•   Senior Executive Vice President and Chief Financial Officer (2023-present)

PepsiCo, Inc. (1987-1999 and 2002-2023)

•   Vice Chairman (2015-2023)

•   Executive Vice President and Chief Financial Officer (2010-2023)

•   Executive Vice President, Global Operations (2009-2010)

•   President, Pepsi-Cola North America (2007-2009)

•   Various positions of increasing authority
(1987-1999 and 2002-2007)

Merck & Co., Inc. (1999-2002)

•   Vice President, Retail Marketing, Merck-Medco Managed Care LLC (1999-2002)

Microsoft Committees: • Audit (Chair) Other Public Company Directorships: • HCA Healthcare, Inc. Former Public Company Directorships Held in the Past Five Years: • None

Board Diversity	Financial	Global Business	Leadership	Mergers and Acquisitions	Sales and Marketing	Technology

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Teri L. List

Age: 62 | Director since: 2014 | Birthplace: United States | Independent

Experience:

The Gap, Inc. (2016-2020)

(clothing and accessories retailer)

•   Executive Vice President and Chief Financial Officer  (2016-2020)

Dick’s Sporting Goods, Inc. (2015-2016)

•   Executive Vice President and Chief Financial Officer  (2015-2016)

Kraft Foods Group, Inc. (2013-2015)

•   Senior Advisor (2015)

•   Executive Vice President and Chief Financial Officer  (2013-2015)

•   Senior Vice President (2013)

The Procter & Gamble Company (1994-2013)

•   Senior Vice President and Treasurer (2009-2013)

•   Various positions of increasing authority (1994-2009)

Microsoft Committees:

•  Audit

•  Governance and Nominating

Other Public Company Directorships:

•  Danaher Corporation

•  lululemon athletica inc.

•  Visa Inc.

Former Public Company Directorships

Held in the Past Five Years:

•  DoubleVerify Holdings, Inc.

•  Oscar Health, Inc.

Other Positions:

•  Former Trustee, Financial Accounting Foundation

•  Former Practice Fellow, Financial Accounting Standards Board

Catherine MacGregor

Age: 53 | Director Since: 2023 | Birthplace: Morocco | Independent

Experience:

Engie S.A. (2021-present)

(energy company)

•  Group Chief Executive Officer and Director (2021-present)

TechnipFMC plc (2019-2020)

•  President, Technip Energies (2019-2020)

Schlumberger N.V. (1995-2018)

•  President, Drilling Group (London) (2017)

•  President, Reservoir Characterization Group
(France) (2016)

•  President, Europe & Africa, La Defense (France) (2013)

•  President, Wireline, Schlumberger Wireline (France) (2009)

•  Group Human Resource Director (France) (2007)

•  Various positions of increasing authority (Congo, UK,
Malaysia, US, and France) (1995-2007)

Microsoft Committees: • Compensation • Environmental, Social, and Public Policy Other Public Company Directorships: • Engie S.A. Former Public Company Directorships Held in the Past Five Years: • None

2025 PROXY STATEMENT	19

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Mark A. L. Mason

Age: 56 | Director Since: 2023 | Birthplace: United States | Independent

Experience:

Citigroup Inc. (2001-present)

(banking and financial services company)

•  Chief Financial Officer (2019-present)

•  Chief Financial Officer, Institutional Clients Group (2014)

•  Chief Executive Officer, Citi Private Bank (2013)

•  Chief Executive Officer, Citi Holdings (2012)

•  Chief Operating Officer, Citi Holdings (2009)

•  Chief Financial Officer and Head of Strategy and M&A, Global Wealth Management (2006)

•  Various positions of increasing authority (2001-2006)

Microsoft Committees: • Governance and Nominating Other Public Company Directorships: • None Former Public Company Directorships Held in the Past Five Years: • None

Satya Nadella

Age: 58 | Director Since: 2014 | Birthplace: India

Experience:

Microsoft Corporation (1992-present)

•  Chairman and Chief Executive Officer (2021-present)

•  Chief Executive Officer and Director (2014-2021)

•  Executive Vice President, Cloud and Enterprise (2013-2014)

•  President, Server and Tools (2011-2013)

•  Senior Vice President, Online Services Division (2009-2011)

•  Senior Vice President, Search, Portal, and Advertising (2008-2009)

•  Various positions of increasing authority (1992-2008)

Microsoft Committees: • None Other Public Company Directorships: • None Former Public Company Directorships Held in the Past Five Years: • Starbucks Corporation

Board Diversity	Financial	Global Business	Leadership	Mergers and Acquisitions	Sales and Marketing	Technology

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Sandra E. Peterson

Age: 66 | Director Since: 2015 | Birthplace: United States | Independent

Experience:

Microsoft Corporation (2015-present)

•  Lead Independent Director (2023-present)

Clayton, Dubilier & Rice, LLC (2019-present)

(investment firm)

•  Operating Partner (2019-present)

Johnson & Johnson (2012-2018)

•  Group Worldwide Chair and member of the Executive
Committee (2012-2018)

Bayer CropScience AG (2010-2012)

•  Chief Executive Officer and Chairman of the Board of
Management (2010-2012)

•  Member of Board of Management (2010)

Bayer HealthCare LLC (2005-2010)

•  Executive Vice President and President, Medical Care
(2009-2010)

•  President, Diabetes Care Division (2005-2009)

Medco Health Solutions, Inc. (1999-2004)

•  Group President of Government (2003-2004)

•  Senior Vice President, Health Businesses, Merck-Medco Managed Care LLC (2001-2003)

•  Senior Vice President, Marketing and Strategy, Merck-Medco Managed Care LLC (1999-2001)

Microsoft Committees:

•  Compensation

•  Governance and Nominating (Chair)

Other Public Company Directorships:

•  None

Former Public Company Directorships

Held in the Past Five Years:

•  Covetrus, Inc.

•  Zymergen, Inc.

Penny S. Pritzker

Age: 66 | Director Since: 2017 | Birthplace: United States | Independent

Experience:

United States Secretary of Commerce (2013-2017)

PSP Partners, LLC (present)

(private investment firm)

•  Founder and Chairman (present)

Pritzker Realty Group (present)

•  Co-founder and Chairman (present)

Inspired Capital Partners (present)

•  Co-founder and Chairman (present)

Artemis Real Estate Partners (2009-2013; 2017-2025)

•  Co-founder (2009-2013; 2017-2025)

The Parking Spot (1998-2011)

•  Co-founder and Chairman (1998-2011)

Vi Senior Living (1987-2011)

•  Founder and Chairman (1987-2011)

Microsoft Committees:

•  Environmental, Social, and Public Policy (Chair)

Other Public Company Directorships:

•  None

Former Public Company Directorships

Held in the Past Five Years:

•  None

Other Positions:

•  Co-founder, Pritzker Traubert Foundation

2025 PROXY STATEMENT	21

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

John David Rainey

Age: 55 | Director Since: New Nominee | Birthplace: United States | Independent

Experience:

Walmart Inc. (2022-present)

(retail company)

•  Executive Vice President and Chief Financial Officer (2022-present)

PayPal Holdings, Inc. (2015-2022)

•  Chief Financial Officer and Executive Vice President, Global Customer Operations (2015-2022)

United Airlines, Inc. (2010-2015)

•  Executive Vice President and Chief Financial Officer (2012-2015)

•  Senior Vice President of Financial Planning and Analysis (2010-2012)

Microsoft Committees: • Appointment will be made after election Other Public Company Directorships: • None Former Public Company Directorships Held in the Past Five Years: • Nasdaq, Inc.

Charles W. Scharf

Age: 60 | Director Since: 2014 | Birthplace: United States | Independent

Experience:

Wells Fargo & Company (2019-present)

(banking and financial services company)

•  Chief Executive Officer, President, and Director (2019-present)

The Bank of New York Mellon Corporation (2017-2019)

•  Chairman and Chief Executive Officer (2018-2019)

•  Chief Executive Officer and Director (2017)

Visa Inc. (2012-2016)

•  Chief Executive Officer and Director (2012-2016)

JPMorgan Chase & Co. (2004-2012)

•  Managing Director, One Equity Partners, private investment arm (2011-2012)

•  Chief Executive Officer of Retail Financial Services (2004-2011)

Bank One Corporation (2000-2004)

•  Chief Executive Officer of the Retail Division (2002-2004)

•  Chief Financial Officer (2000-2002)

Citigroup Inc. (1999-2000)

•  Chief Financial Officer of the Global Corporate and Investment Bank Division (1999-2000)

Microsoft Committees: • Compensation • Governance and Nominating Other Public Company Directorships: • Wells Fargo & Company Former Public Company Directorships Held in the Past Five Years: • None

Board Diversity	Financial	Global Business	Leadership	Mergers and Acquisitions	Sales and Marketing	Technology

22

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

John W. Stanton

Age: 70 | Director Since: 2014 | Birthplace: United States | Independent

Experience:

Trilogy Partnerships (2005-present)

(investment company)

•  Founder and Chairman (2005-present)

Clearwire Corp. (2008-2013)

•  Chairman of the Board (2011-2013)

•  Interim Chief Executive Officer (2011)

•  Board member (2008-2011)

Western Wireless Corporation (1992-2005)

•  Founder, Chief Executive Officer, and Chairman (1992-2005)

VoiceStream Wireless Corporation (1995-2003)

•  Chief Executive Officer and Chairman (1995-2003)

Microsoft Committees:

•  Audit

•  Environmental, Social, and Public Policy

Other Public Company Directorships:

•  Costco Wholesale Corporation

Former Public Company Directorships

Held in the Past Five Years:

•  Trilogy International Partners, Inc.

Other Positions:

• Chairman, First Avenue Entertainment LLLP, owner of Seattle Mariners (2016-present)

Emma N. Walmsley

Age: 56 | Director Since: 2019 | Birthplace: United Kingdom | Independent

Experience:

GSK plc (2010-present)

(healthcare company)

•  Chief Executive Officer and Director (2017-present)

•  Chief Executive Officer, Consumer Healthcare (2015-2016)

•  President, Consumer Healthcare (2012-2015)

•  President, Consumer Healthcare Europe (2010-2012)

L’Oreal, S.A. (1994-2010)

•  General Manager, Consumer Products, China (2007-2010)

•  Global Brand Head, Maybelline, USA (2002-2007)

•  UK General Manager, Garnier/Maybelline (1999-2002)

•  Various positions of increasing authority (1994-1999)

Microsoft Committees: • Compensation • Environmental, Social, and Public Policy Other Public Company Directorships: • GSK plc Former Public Company Directorships Held in the Past Five Years: • None

2025 PROXY STATEMENT	23

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

How to Communicate with our Board

We will transmit shareholder communications related to corporate governance and other Board matters to the Board, a committee of the Board, or a director as designated in your message. Communications relating to other topics, including those that are primarily commercial in nature, will not be forwarded.

@	askboard@microsoft.com	MSC 123/9999 Office of the Corporate Secretary Microsoft Corporation One Microsoft Way Redmond, WA 98052-6399

Concerns about accounting or auditing matters or possible violations of our Standards of Business Conduct should be reported under the procedures outlined in the Microsoft Standards of Business Conduct, which is available on our Microsoft integrity website at microsoft.com/legal/compliance/integrity.

Director Independence

Our Board has adopted director independence guidelines to assist in determining each director’s independence. These guidelines are available on our website at aka.ms/policiesandguidelines. The guidelines either meet or are more restrictive than the definition of “independent director” in the listing requirements of Nasdaq and applicable laws and regulations. The guidelines identify categories of relationships the Board has determined would not affect a director’s independence and therefore are not considered by the Board in determining director independence.

Following the director independence guidelines, each year and before a new director is appointed, the Board must affirmatively determine a director has no relationship that would interfere with the exercise of independent judgment in carrying out their responsibilities as a director. Annually, each director completes a detailed questionnaire that provides information about relationships that might affect the determination of independence. Management provides the Governance and Nominating Committee and Board with relevant known facts and circumstances of any relationship bearing on the independence of a director or nominee that is outside the categories permitted under the director independence guidelines. The Committee then completes an assessment of each director considering all known relevant facts and circumstances concerning any relationship bearing on the independence of a director or nominee. This process includes evaluating whether any identified relationship otherwise adversely affects a director’s independence and affirmatively determining that the director has no material relationship with Microsoft, another director, or as a partner, shareholder, or officer of an organization that has a relationship with our Company.

The Governance and Nominating Committee also considers the tenure of a director, and for longer serving directors, whether the duration of service impacts the director’s independence from management, as demonstrated by the director’s relationship with management and the director’s participation in Board and committee deliberations. The Board seeks to maintain an average tenure of 10 years or less for its independent directors as a group.

Based on the review and recommendation by the Governance and Nominating Committee, the Board analyzed the independence of each director and nominee. The Board determined that Mses. List, MacGregor, Peterson, Pritzker, and Walmsley, and Messrs. Hoffman, Johnston, Mason, Rainey, Rodriguez, Scharf, and Stanton meet the standards of independence under our Corporate Governance Guidelines, the director independence guidelines, and applicable Nasdaq listing standards, including that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment. In making its independence determination, the Committee and Board considered ordinary course transactions between Microsoft and certain related entities, for instance the purchase of software licenses by companies of which a director is an executive officer, and purchases by Microsoft of goods and services from such companies.

Certain Relationships and Related Transactions

We are a global company with extensive operations in the U.S. and many foreign countries. Every year, we spend billions of dollars for goods and services purchased from third parties. The authority of our employees to purchase goods and services is widely dispersed. Because of these wide-ranging activities, there may be transactions, business arrangements, or relationships with businesses and other organizations in which one of our directors, executive officers, nominees for director, or an owner of 5% or more of our stock (“5% shareholders”), or their immediate families, may also be a director, executive officer, or investor, or have some other direct or indirect material interest (“related entities”). We will refer to these transactions with related entities as related-party transactions where the amount involved exceeds $120,000 and a director, executive officer, nominee for director or 5% shareholders, or immediate family member has a direct or indirect material interest.

24

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Related-party transactions have the potential to create actual or perceived conflicts of interest between Microsoft and its directors, executive officers, nominees for director or 5% shareholders, or their immediate family members. The Audit Committee has established a written policy and procedures for review and approval of related-party transactions. If a related-party transaction subject to review involves directly or indirectly a member of the Audit Committee (or an immediate family member or domestic partner), the remaining Committee members will conduct the review. In evaluating a related-party transaction, the Audit Committee considers, among other factors:

•	The goods or services provided by or to the related party

•	The nature of the transaction and the costs to be incurred by Microsoft or payments to Microsoft

•	The benefits associated with the transaction and whether comparable or alternative goods or services are available to Microsoft from unrelated parties

•	The business advantage Microsoft would gain by engaging in the transaction

•	The significance of the transaction to Microsoft and to the related party

•	Management’s determination that the transaction is in the best interests of Microsoft

To receive Audit Committee approval, a related-party transaction must have a Microsoft business purpose and be on terms that are fair and reasonable to Microsoft and be as favorable to Microsoft as would be available from non-related entities in comparable transactions. The Audit Committee also requires that the transaction meet the same Microsoft standards that apply to comparable transactions with unaffiliated entities.

During fiscal year 2025, there were ordinary course transactions between Microsoft and certain related entities, for instance the purchase of software licenses by companies of which a director is an executive officer and purchases by Microsoft of goods and services from such companies. None of these transactions constituted a related-party transaction that required approval by the Audit Committee. The son of Takeshi Numoto, an executive officer, is employed by the Company in a non-executive position and received compensation in fiscal year 2025 that exceeded $120,000. The compensation and other terms of employment of Mr. Numoto’s son is determined on a basis consistent with our standard policies.

2025 PROXY STATEMENT	25

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Director Compensation

The Compensation Committee periodically reviews the regular annual retainer paid to non-employee directors and makes recommendations for adjustments, as appropriate, to the full Board. Our objective for compensation to non-employee directors is to award the majority of compensation in equity to further align the interests of our Board with those of our shareholders and to make meaningful adjustments every few years, rather than smaller adjustments that are more frequent. In fiscal year 2025, we increased the annual base retainer and the Lead Independent Director retainer for the first time since fiscal year 2022, as shown below. Our CEO, Mr. Nadella does not receive pay for serving as a director or as Board Chairman.

Fiscal Year 2025 Compensation Structure for Non-Employee Directors through December 9, 2024

Regular Retainers

Annual Base Retainer (TOTAL)	$360,000

Cash	$125,000

Stock Award	$235,000

Committee Retainers (cash except stock award for Governance and Nominating Committee)

Annual Audit Committee Chair Retainer	$45,000

Annual Audit Committee Non-Chair Member Retainer	$15,000

Annual Compensation Committee Chair Retainer	$35,000

Annual Environmental, Social, and Public Policy Committee Chair Retainer	$25,000

Annual Governance and Nominating Committee Chair Retainer	$25,000

Lead Independent Director Retainer (stock award in addition to other retainers)	$40,000

Fiscal Year 2025 Compensation Structure for Non-Employee Directors from December 10, 2024

Regular Retainers

Annual Base Retainer (TOTAL)	$375,000

Cash	$125,000

Stock Award	$250,000

Committee Retainers (cash except stock award for Governance and Nominating Committee)

Annual Audit Committee Chair Retainer	$45,000

Annual Audit Committee Non-Chair Member Retainer	$15,000

Annual Compensation Committee Chair Retainer	$35,000

Annual Environmental, Social, and Public Policy Committee Chair Retainer	$25,000

Annual Governance and Nominating Committee Chair Retainer	$25,000

Lead Independent Director Retainer (stock award in addition to other retainers)	$60,000

The Company reimburses reasonable expenses incurred for Board-related activities. Directors may participate in our corporate matching gift program for charitable donations.

Director retainers are paid quarterly in arrears. Quarterly periods are measured beginning with the annual shareholders meeting. For the first quarterly period following the annual shareholders meeting, we pay 25% of the total annual retainer to each director on the last trading day in January. For the remaining quarterly periods, we pay 25% of the total annual retainer to each director at the end of the quarterly period. The number of shares awarded each quarterly period is determined by dividing the dollar value of the stock award by the market price of our common stock as of the last business day of the period. Retainers are pro-rated for directors who join or leave the Board or have a change in Board role during a quarterly period.

Directors may elect to defer and convert to deferred stock awards all or part of their annual cash retainer, and to defer receipt of all or part of their annual stock awards retainer under the Deferred Compensation Plan for Non-Employee Directors. Amounts deferred are maintained in bookkeeping accounts that are deemed invested in Microsoft common stock, and dividends paid on deemed investments are also deemed to be invested in our common stock. We calculate the number of shares credited by dividing the amount deferred by the closing market price of our common stock on the originally scheduled payment date. Accounts in the plan are distributed in shares of Microsoft common stock, with payments either in installments beginning on separation from Board service or in a lump sum paid no later than the fifth anniversary after separation from Board service.

26

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Director Compensation

This table describes the cash and stock award portions of the annual retainer paid to each non-employee director who served in fiscal year 2025. Mr. Nadella received no compensation as a director or Board Chairman. He is excluded from the table because we fully describe his compensation in Part 2 – Named Executive Officer Compensation.

Name	Fees Earned or Paid in Cash¹ ($)	Stock Awards² ($)	All Other Compensation[3] ($)	Total ($)

Reid G. Hoffman[4]	125,000	242,500	0	367,500

Hugh F. Johnston[5]	170,000	242,500	0	412,500

Teri L. List	140,000	242,500	15,000	397,500

Catherine MacGregor[6]	125,000	242,500	0	367,500

Mark A. L. Mason	125,000	242,500	0	367,500

Sandra E. Peterson[7]	125,000	317,500	15,000	457,500

Penny S. Pritzker[8]	150,000	242,500	0	392,500

Carlos A. Rodriguez[9]	175,000	242,500	0	417,500

Charles W. Scharf	125,000	242,500	0	367,500

John W. Stanton	140,000	242,500	15,000	397,500

Emma N. Walmsley[10]	125,000	242,500	0	367,500

(1)	The value of fractional shares under stock awards that are paid in cash are reported in the Stock Awards column.

(2)

The aggregate award value in the “Stock Awards” column for each director represents four quarterly awards. The first two quarters representing a grant date fair value under FASB ASC Topic 718 of $58,750 and $62,500 for the final two quarters, with exceptions as follows: As lead independent director, Ms. Peterson received awards with a grant date fair value under FASB ASC Topic 718 of $75,000 for the first two quarters and $83,750 for the final two quarters.

(3)	Amounts in this column represent matching charitable contributions under our corporate giving program in fiscal year 2025, which matches director gifts up to $15,000 per calendar year.

(4)	Mr. Hoffman elected to defer his cash and stock compensation. The compensation deferred converted into 849 shares of our common stock.

(5)	Mr. Johnston elected to defer his cash and stock compensation. The compensation deferred converted into 953 shares of our common stock.

(6)	Ms. MacGregor elected to defer her cash and stock compensation. The compensation deferred converted into 849 shares of our common stock.

(7)	Ms. Peterson elected to defer her cash and stock compensation. The compensation deferred converted into 1,023 shares of our common stock.

(8)	Ms. Pritzker elected to defer her cash and stock compensation. The compensation deferred converted into 906 shares of our common stock.

(9)	Mr. Rodriguez elected to defer his cash and stock compensation. The compensation deferred converted into 964 shares of our common stock.

(10)	Ms. Walmsley elected to defer her stock compensation. The compensation deferred converted into 559 shares of our common stock.

Lead Independent Director Compensation

In March 2023, the independent directors elected Sandra Peterson as Lead Independent Director. The Lead Independent Director Retainer reflects the additional time commitment for the Lead Independent Director role given the unique responsibilities of the Lead Independent Director detailed in Part 1 of this Proxy Statement on page 10.

2025 PROXY STATEMENT	27

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

2. Named Executive Officer Compensation

A Letter from the Compensation Committee

Dear Shareholder,

Our executive compensation program is designed to strongly align Microsoft’s long-term strategic goals with shareholder interests while offering a competitive total rewards package to attract, motivate, and retain the key executives who drive our business.

Our exceptional fiscal year 2025 results demonstrate that Satya Nadella and his leadership team have positioned Microsoft as a clear artificial intelligence leader for this generational technology shift, enabling Microsoft to drive long-term growth through innovation, security, and quality.

In fiscal year 2025, Microsoft achieved 15% revenue growth and a 17% increase in operating income. This strong performance resulted in a 117.00% payout as a percentage of target on the financial metric-based portion of our annual cash incentives and a 103.69% payout as a percentage of target on the performance stock award core strategic metrics, demonstrating clear alignment between compensation outcomes and our pay-for-performance philosophy. We remain committed to ongoing evaluation of our compensation program to preserve that alignment.

Microsoft continued its robust shareholder outreach in fiscal year 2025, engaging with investors representing approximately 50% of outstanding shares. Among engagement efforts, the Board’s Lead Independent Director and Compensation Committee chair discussed governance and executive compensation with a cross-section of large institutional investors.

The Committee shares the views we hear from many shareholders, that Mr. Nadella should be compensated in ways that encourage his continued leadership and drive sustained business growth and shareholder value. In accordance with this view and in contrast to standard market practice, Mr. Nadella’s equity compensation is delivered exclusively through performance stock awards tied to long-term value creation and does not include any time-based equity awards. Including his annual cash incentive, more than 95% of Mr. Nadella’s annual total target compensation opportunity was performance-based. For fiscal year 2025, we set Mr. Nadella’s target performance stock award at $50 million, a level unchanged since fiscal year 2022. We believe this level reflects Mr. Nadella’s exceptional leadership, the scope of his responsibilities, and the scale, complexity, and performance of Microsoft. This target value appears in the compensation tables at a higher value solely due to the required accounting model for reporting purposes.

Consistent with prior years, Mr. Nadella’s fiscal year 2025 annual cash incentive was weighted 70% toward financial performance and 30% toward operational performance. In fiscal year 2025, Microsoft’s strong financial results led to a 117.00% payout as a percentage of target, while the Board assessed Mr. Nadella’s operational performance at 151.67% payout as a percentage of target, based on his contributions across the three categories described on page 42 below.

Each year the Committee reviews the compensation program outlined in the following pages to ensure it advances our pay-for-performance philosophy. We welcome your feedback and perspectives on how we are doing.

Thank you for reading and for your investment in Microsoft.

Sincerely,

The Compensation Committee

Carlos A. Rodriguez (Chair)

Catherine MacGregor

Sandra E. Peterson

Charles W. Scharf

Emma N. Walmsley

28

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information about our fiscal year 2025 compensation program for our fiscal year 2025 Named Executives (“NEOs”), who are: Satya Nadella, Amy Hood, Judson Althoff, Takeshi Numoto, and Bradford Smith. The content of this Compensation Discussion and Analysis is organized into six sections:

Microsoft’s executive compensation program is thoughtfully designed by our Compensation Committee and Board of Directors to align to Microsoft’s long-term strategy. Over the years, we have evolved our executive pay system to enhance the performance orientation of the program and adopt best practices while maintaining an overarching compensation philosophy aimed at achieving strong alignment between our long-term strategic goals and our shareholders’ interests.

Each year, the Compensation Committee reviews the existing incentive structure, taking into consideration investor feedback, business performance, our significant scale and growth, and our strategic roadmap, when considering the efficacy of further enhancements.

Section 1 – Performance Update

Achieving Strong Financial Results

Our strong business execution throughout fiscal year 2025 achieved the following financial performance:

Fiscal Year 2025 Business Performance Highlights

Percentages are year-over-year

Revenue ( 15%)	Operating Income ( 17%)	Net Income ( 16%)	Diluted Earnings per Share ( 16%)

$281.7 billion	$128.5 billion	$101.8 billion	$13.64

Highlights from fiscal year 2025 include the following metrics. Percentages are year-over-year.

•	Microsoft Cloud revenue increased 23% to $168.9 billion

•	Microsoft 365 Commercial products and cloud services revenue increased 14%

•	Microsoft 365 Consumer products and cloud services revenue increased 11%

•	LinkedIn revenue increased 9%

•	Dynamics products and cloud services revenue increased 15%

•	Server products and cloud services revenue increased 23%

•	Windows OEM and Devices revenue increased 3%

•	Xbox content and services revenue increased 16%

•	Search and news advertising revenue excluding traffic acquisition costs increased 20%

2025 PROXY STATEMENT	29

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Superior Shareholder Returns

Cumulative Total Shareholder Return during Mr. Nadella’s CEO tenure: MSFT vs. S&P 500 February 4, 2014 through June 30, 2025

Driving Business Success

Continued Innovation and Growth

Since being appointed Chief Executive Officer by the Board of Directors in 2014, Mr. Nadella has committed Microsoft to its mission of empowering every person and every organization on the planet to achieve more. By enabling customer success, Microsoft has delivered exceptional financial performance, more than tripling revenue to $281.7 billion, quadrupling net income to $101.8 billion, and quintupling diluted earnings per share to $13.64. During his tenure as CEO, Microsoft’s cumulative total shareholder return (“TSR”) through June 30, 2025 was over 1500% and market capitalization increased by almost $3.4 trillion. This sustained growth reflects a deliberate strategy rooted in Microsoft’s mission and a culture of innovation, continuous learning, and a growth mindset. Under Mr. Nadella’s leadership, the Company is well-positioned to continue driving strong performance through the ongoing artificial intelligence (“AI”) platform shift. As demonstrated by the following examples, this past success and readiness for future opportunities have been realized through innovation, dedication to security and quality, a focus on customer empowerment, and disciplined execution throughout the organization.

30

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Security. Recognizing the escalating cyber threat landscape, Mr. Nadella has made security Microsoft’s top priority. Our Secure Future Initiative (“SFI”) represents a multiyear commitment to achieve the highest standards of security for both Microsoft and its customers. SFI focuses our business strategy and efforts on continual improvement in cybersecurity protection and is aligned around three security principles: “secure by design”, “secure by default”, and “secure operations”. In addition to SFI driving improvements in security across our entire company and technology stack, we offer our customers a comprehensive portfolio of security solutions that work across platforms and clouds. We now serve nearly 1.5 million security customers, including individuals, small businesses, and large enterprises. By embedding AI-powered agents into our Security Copilot offering, Microsoft continues to innovate at the intersection of AI and security, leveraging insights from trillions of threat signals to protect users and organizations at speed and scale.

Azure. Azure cloud computing is perhaps the most powerful example of how Microsoft’s innovation is driving growth. What began as a bold bet over a decade ago has now become the cornerstone of our customers’ operations. In Mr. Nadella’s words, Azure was built to be the “world’s computer”. Today, Azure is a comprehensive cloud ecosystem providing a vast array of infrastructure-as-a-service, platform-as-a-service, and software-as-a-service solutions. In fiscal year 2025, Azure revenue surpassed $75 billion, up 34% year-over-year driven by growth across all workloads. We continue to innovate offerings that build on Azure’s capabilities and multiply its usefulness. Offerings include AI services, such as: Azure AI Foundry; Azure Arc for management; Microsoft Fabric for data storage, integration, and analytics; and Power BI to glean and access data insights from across the enterprise. We have built a global footprint, with 70 operating regions and over 400 data centers, and we added over two gigawatts of capacity in fiscal year 2025.

Azure AI Foundry. In fiscal year 2025, we launched Azure AI Foundry, a new platform to help customers design, customize, and manage AI applications and agents at scale. Azure AI Foundry offers best-in-class development tools, robust management and observability features, and built-in controls for responsible AI. It enables customers to leverage multiple AI models for specific performance, cost, and use-case requirements by allowing them to provision inference throughput once and apply it across a broader range of models, including from OpenAI, DeepSeek, Meta, xAI’s Grok, Black Forest Labs, and Mistral AI, than any other hyperscaler. In its first year, we delivered 15 new OpenAI models on Foundry with same-day availability, and we launched a Foundry agent service that is now used by 14,000 customers to build AI agents that automate complex tasks. As a result of this innovation and broad adoption, approximately 80% of Fortune 500 companies are using Azure AI Foundry, and the service processed over 500 trillion tokens in fiscal year 2025.

GitHub. GitHub is a source of dynamic innovation and a key element of Microsoft’s position as the premier developer platform. GitHub Copilot is a first-of-its-kind AI-based programmer that helps developers write better code faster. With 20 million GitHub Copilot users, GitHub supports a global community of 150 million users and hosts more than 1 billion repositories and forks. GitHub has continued to innovate, expanding features to transform it from simply a source code management platform to an entire suite for development, security, and operations, with features such as continuous integration/continuous delivery and package management in our Codespaces service. GitHub Advanced Security allows developers to scan code for vulnerabilities, secrets, tokens, and other issues that can compromise secure code, and ensure all dependencies and open-source components are up to date.

Microsoft 365. Under Mr. Nadella’s leadership, Microsoft has developed Microsoft 365 (“M365”) into a comprehensive, cloud-based productivity suite enhanced by AI and designed to meet the diverse needs of users. With over 430 million M365 Commercial paid seats and 89 million M365 consumer subscribers, M365 continues to demonstrate strong adoption. AI will further enhance M365’s ability to make customers more productive. Microsoft 365 Copilot brings together next-generation AI with business data in the Microsoft Graph, and now includes Researcher and Analyst agents, all within the applications that millions of people use every day as it transforms work, workflow, and work artifacts.

Copilot Studio. Launched in fiscal year 2024, Copilot Studio empowers customers to become creators of AI solutions, equipping them with the capabilities to build, customize, and scale intelligent agents tailored to their business needs. Just as Power Platform made app creation easier, Copilot Studio brings a no-code approach to creating custom AI “copilots” tailored to specific workflows or industries. Users can configure an AI agent with natural language instructions and connect it to their internal data or apps via pre-built plugins, all without writing code. More than 230,000 organizations, including 90% of Fortune 500 companies, have used Copilot Studio, building 3 million custom AI agents across SharePoint and Copilot Studio.

2025 PROXY STATEMENT	31

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Advertising. Our advertising business continues to grow through differentiated offerings across our online properties and through strategic acquisitions. During fiscal year 2025, advertising revenue exceeded $20 billion over a trailing 12-month period for the first time, reflecting strength across both consumer and professional platforms. Our global reach and product breadth allows us to serve the needs of digital advertisers across both business-to-consumer advertising with Bing search engine and business-to-business advertising with LinkedIn Marketing Solutions. Bing brings the power of AI directly into the search experience, driving increased relevance for users and creating new monetization opportunities for marketers and publishers on the web.

LinkedIn. LinkedIn has continued to deliver strong growth and engagement since its acquisition in December 2016. The professional network’s membership reached 1.2 billion users worldwide in fiscal year 2025, marking four consecutive years of double-digit member growth. This expanding community drove robust financial performance, with LinkedIn annual revenue surpassing $17 billion for the first time in fiscal year 2025. Under Mr. Nadella’s tenure, LinkedIn has steadily evolved with new capabilities, including AI-powered features in recruiting and sales, further solidifying its role in empowering professionals and organizations and contributing meaningfully to Microsoft’s mission.

Gaming. Microsoft’s gaming ecosystem remains a leader in cross-platform engagement and innovation. In fiscal year 2025, we served 500 million monthly active users across platforms and devices. Game pass generated nearly $5 billion in annual revenue, with over 500 million hours of cloud game play streamed. We were the top publisher on both Xbox and PlayStation, supported by major releases including Forza Horizon 5 and Oblivion Remastered. Call of Duty: Black Ops 6 set new franchise records for day one players and Game Pass subscriber adds on launch day and has had 50 million players and over 2 billion hours of game play since launch. These achievements underscore the growing scale and momentum of Microsoft’s gaming business, as well as its ability to engage players with innovative content and services across all devices.

These examples demonstrate how Mr. Nadella has guided Microsoft with a clear focus on enabling customer success through innovation, a commitment to security and quality, and disciplined execution. Under his leadership, our technology portfolio has continued to evolve to support diverse customer needs and open new paths for growth during the ongoing AI platform shift. This durable strategy positions Microsoft to thrive through economic cycles, business disruptions, and the ever-increasing pace of change that characterizes the current global marketplace, precisely because Microsoft enables companies and individuals to successfully address those very challenges.

Corporate Leadership

Our efforts to advance our technology portfolio and support our customers are guided by our societal responsibilities. In an era defined by rapid technological change, particularly the rise of AI, our leadership recognizes that expanding opportunity, earning trust, protecting fundamental rights, and advancing sustainability across everything we do is integral to how we build products, serve customers, and fulfill our mission. We provide extensive public reporting on these matters at microsoft.com/trust-center and microsoft.com/transparency.

Microsoft’s leadership has placed growing emphasis on how AI is developed and deployed, not just for performance, but for resilience, safety, and user confidence. Microsoft’s approach to trustworthy AI emphasizes the deep interconnection between our Responsible AI principles, security, and privacy as linked foundational principles for building and deploying AI systems. Responsible AI guides the safe development of technology through rigorous governance, testing, and monitoring to prevent harmful outcomes like bias or misuse. Security is prioritized through our “secure by design” philosophy, ensuring AI systems are resilient against threats and operate with built-in safeguards. Privacy is upheld through long-standing principles of user control and transparency, reinforced by confidential computing technologies that protect sensitive data during AI processing. This approach enables customers to deploy AI to drive business outcomes while maintaining trust and control.

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Section 2 – Executive Compensation Program

Executive Compensation Philosophy

We design our executive compensation program to attract, motivate, and retain the key executives who drive our success and industry leadership while considering Company and individual performance and alignment with the long-term interests of our shareholders. We achieve our objectives through a compensation program that:

•	Provides a competitive total pay opportunity that takes into account our significant scale and performance

•	Delivers a majority of our executives’ pay through performance-based incentives, including 100% of our CEO’s stock plan award

•

Provides strong alignment with our shareholders, with 83% of the annual target compensation opportunity for our CEO and 82% of the annual target compensation opportunity for our NEOs (on average) delivered in the form of equity awards

•	Grants equity awards with multi-year vesting or performance requirements to maintain long-term alignment with shareholders

•	Does not encourage unnecessary and excessive risk-taking, assisted by our stock ownership policy and executive compensation recovery (“clawback”) policy

Compensation Best Practices

What We Do	What We Don’t Do

•

Maintain a robust stock ownership policy that reinforces the alignment of executive officer and shareholder interests (including requiring stock ownership of 15x base salary for our CEO)

•

Have an executive compensation recovery (“clawback”) policy that allows for recoupment in the event of a restatement or misconduct to ensure accountability

•

Promote long-term focus through multi-year vesting and performance requirements

•

Use a combination of absolute and relative performance measures

•

Prohibit pledging, hedging, and trading in derivatives of Microsoft securities

•

Retain an independent compensation consultant

•

Solicit investor feedback on our compensation program and potential enhancements through an extensive shareholder engagement program

•

Annual assessment of compensation-related risks

•

Settle all long-term incentives in Microsoft stock

•

No extraordinary perquisites

•

No “golden parachute” tax gross-ups

•

No employment agreements

•

No change in control payments or benefits

•

No executive-only pension or supplemental executive retirement plans

•

No guaranteed bonuses, compensation increases, or multi-year equity grants

•

No dividends paid on unvested stock awards

•

No encouragement of unnecessary and excessive risk taking

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Shareholder Engagement

Engaged with shareholders owning approximately 50% of shares in FY25
Compensation Committee chair and Lead Independent Director regularly engage with large institutional shareholders

Our executive compensation program is grounded in a compensation philosophy aimed at achieving strong alignment between our long-term strategic goals and our shareholders’ interests. Feedback received from our shareholders through ongoing engagement discussions informs our Compensation Committee’s deliberations as it reviews the incentive structures in place on an ongoing basis.

Our Board and our Compensation Committee deeply value the continued interest of and feedback from our shareholders on our executive compensation program and are committed to maintaining an active dialogue with them to ensure their perspectives are thoughtfully taken into account.

We carefully consider both the level of voting support from our shareholders on our say-on-pay vote, as well as comments from shareholders, when evaluating our executive compensation program. At the 2024 Annual Meeting, over 91% of the votes cast supported our advisory resolution on the compensation of our Named Executives (“say-on-pay” vote).

As in prior years, in fiscal year 2025 we continued our active shareholder engagement program, discussing compensation and a broad range of environmental, social, and governance (“ESG”) issues with shareholders representing approximately 50% of our outstanding shares. The Lead Independent Director and Compensation Committee chair also have ongoing consultations on governance and executive compensation topics with a cross-section of Microsoft’s large institutional investors.

In evaluating our compensation practices in fiscal year 2025, our Compensation Committee was mindful of the support our shareholders expressed for our philosophy and practice of linking executive compensation to operational objectives and shareholder value creation and, other than refining our fiscal year 2025 operational cash incentive metrics to emphasize the importance of the SFI and updating our fiscal year 2025 performance stock award program metrics to further align with our key long term strategic priorities, our Compensation Committee did not make any substantial changes to our executive compensation program.

Section 3 – Pay Setting Governance and Process

Our Compensation Committee establishes the design of our executive compensation program. After considering Mr. Nadella’s recommendations, our Compensation Committee also approves the annual target compensation (base salaries, target cash incentives, and equity incentive compensation) for our Named Executives, except Mr. Nadella. After considering the recommendation of our Compensation Committee, the independent members of our Board approved Mr. Nadella’s base salary, target cash incentive, and target performance stock award, providing no time-based stock awards for fiscal year 2025.

Our Compensation Committee also retains, and seeks the advice of, Pay Governance, an executive compensation consulting firm that is independent of management. See Part 1 – Board of Directors and Governance – Board Committees for more information on Pay Governance’s role and independence as an advisor to the Compensation Committee.

Competitive Pay

We compete for senior executive talent with global information technology companies, large market capitalization U.S. companies, and smaller, high-growth technology businesses, depending on the role. The current technology labor market is hyper-competitive with demand growing faster than the supply of specialized technical talent, resulting in significant increases in compensation at many of the companies with which we compete for this talent. The same competitive conditions exist in the market for executive-level talent that can provide innovative leadership in a rapidly evolving AI environment while managing at a global scale across several complex businesses. We expect these trends to continue and will work to ensure our approach to executive compensation is responsive to evolving market conditions.

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Approach to Compensation Benchmarking

To ensure that our Board and Compensation Committee have current information to set appropriate compensation levels, we conduct an executive compensation market analysis each year that draws from third-party compensation surveys and publicly available data for a group of peer companies. We supplement this analysis with additional market information specific to each executive’s role and responsibilities, including information gleaned from our experience recruiting for executive positions at Microsoft. While this market analysis and supplemental data inform the decisions of the independent members of our Board and our Compensation Committee on the range of compensation opportunities, we do not tie Named Executive compensation to specific market percentiles. Further, because other companies actively recruit our executives to fill CEO and other senior leadership positions, we supplement market information with data on external opportunities potentially available to our executives. We also consider the relationship of annual target compensation among internal peers.

In setting our fiscal year 2025 compensation program design and compensation levels applicable to Named Executives, we considered pay practices at the largest technology and general industry companies. The Compensation Committee believes these companies’ executives have comparably complex roles and responsibilities. Even so, our scale is multiple times larger than our median peer as shown in the charts below.

Peer Group Used for Fiscal Year 2025 Pay Analysis

For fiscal year 2025, the Compensation Committee reviewed the evolution of our business against our historical peer group, and as a result approved the use of two peer groups to better reflect the differentiated business, talent and, in some cases, pay models, across sectors:

•	Primary Peer Group of bellwether technology companies, which reflect Microsoft’s more direct competitors for executive talent

•

Secondary Peer Group of “large cap” general industry companies, which reflect the complexities of operating large, global, innovative businesses and Microsoft’s broader competition for executive talent

The companies in the fiscal year 2025 peer groups are:

Primary Peer Group – Technology

Adobe Alphabet	Amazon Apple	Broadcom Cisco Systems	IBM Intel	Meta Nvidia	Oracle Qualcomm	Salesforce

Secondary Peer Group – General Industry

Accenture AT&T	Comcast Johnson & Johnson	Merck Netflix	Pfizer Procter & Gamble	Tesla Verizon	Walt Disney

Microsoft is meaningfully larger than almost every company in both peer groups in terms of market capitalization and revenue. Our significant size, scale, and growth is a material factor when we set executive pay. The following charts show Microsoft’s position within the combined peer groups on the two screening criteria and the degree to which Microsoft is larger than the median peer. Dollar values are presented in billions as of August 1, 2025, with annual revenue based on the most recent publicly reported fiscal year-end.

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Performance-Based Pay and Goal Setting

Our incentive compensation arrangements are tied to specific performance measures that drive long-term performance and value creation. For fiscal year 2025:

•	Over 95% of our CEO’s annual target compensation opportunity was performance-based and over 50% of the total pay opportunity for other Named Executives was performance-based

•	70% of our CEO’s annual cash incentive was tied to achieving pre-established financial metric targets (50% for our other Named Executives)

•

100% of our CEO’s annual target equity opportunity was delivered in the form of a performance-based stock award (50% for our other Named Executives), with payouts based on achievement against pre-established quantitative performance metrics

•

Management and our Compensation Committee discussed in detail the metrics that determine performance stock awards to ensure they are leading indicators that will drive long-term performance and value creation. The Committee establishes rigorous goals for each metric that require significant year-over-year improvement in order for target awards to be earned

•

Performance stock awards include a relative TSR modifier to strengthen the alignment of the interests of our Named Executives with the long-term interests of our shareholders; in order for the TSR modifier to affect the performance stock awards positively, our relative TSR must be above the 60th percentile of the S&P 500

Our Compensation Committee sets cash incentive and performance stock award (“PSA”) metric targets, after review and engagement by the Board, for internal budgeting purposes. These targets are intended to be challenging but achievable. Our Compensation Committee then determines thresholds, maximums, and interim payout levels after considering historical data, upside/downside scenarios, sensitivity analysis, and year-over-year growth comparisons, to ensure rigorous alignment of payouts to performance. We set thresholds that we believe are reasonably achievable and maximums that we believe can be reached only with exceptional performance. Our Compensation Committee actively reviews the appropriateness of payout thresholds and maximums for each metric. Our Compensation Committee focuses on ensuring that our challenging goals, when achieved, will result in long-term shareholder value creation and, historically, our performance against these challenging goals has led to substantial returns to our shareholders.

Focus on Pay for Performance

Over 95% of the annual target compensation opportunity for our CEO is performance-based and over 50% for our other Named Executives. All Named Executive Officers had at least 70% of the annual target compensation delivered in the form of equity awards, with the average across all Named Executives over 80%, to incentivize a long-term focus and align their interests with those of our shareholders.

Fiscal Year 2025 Pay Mix

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Section 4 – Fiscal Year 2025 Compensation Program Design

Consistent with our philosophy, the compensation program for our Named Executives in fiscal year 2025 consisted of an annual base salary plus annual cash and equity incentives awarded under our Executive Incentive Plan (“Incentive Plan”).

Annual cash incentives were performance-based, with 70% determined formulaically based on achievement against pre-established financial targets for our CEO (50% for our other Named Executives) and 30% determined based on operational performance in three weighted performance categories for our CEO (50% for our other Named Executives). Our Compensation Committee and the independent members of our Board believe this allocation strengthens our CEO’s accountability to achieving results on the objective financial metrics that most closely align with our business strategy and provides a strong incentive for our other Named Executives to drive performance on those key initiatives, which we believe strongly contributes to our success.

Equity incentives under the Incentive Plan were allocated 100% to target PSAs for our CEO. Equity incentives under the Incentive Plan were allocated 50% to target PSAs and 50% to stock awards with four-year vesting (“SAs”) for our other Named Executives. Our Compensation Committee and the independent members of our Board believed the 100% PSA level for our CEO fully aligned his pay with Microsoft’s long-term performance, while the 50/50 balance between PSAs and SAs appropriately supported our long-term business goals and long-term retention incentives for our other Named Executives, while also aligning their interests with those of our shareholders.

Base Salaries

Our Named Executives’ base salaries are set to align with the scope and complexity of their roles, their capabilities, and competitive market conditions.

Annual Cash Incentives

Cash incentives are determined in two performance categories for our CEO and other NEOs, as follows:

*	“Incentive Plan Revenue” and “Incentive Plan Operating Income” are non-GAAP financial measures defined on page 41.

Financial

We include financial performance measures in our cash incentives to measure our success in meeting internal annual financial performance goals for revenue and profitability which we believe drive long-term value creation.

For fiscal year 2025, the financial portion of the annual cash incentives was determined based on meeting pre-established performance targets for Incentive Plan Revenue and Incentive Plan Operating Income. All financial performance goals required meaningful year-over-year growth in order for the target awards to be achieved. The fiscal year 2025 Incentive Plan Revenue and Incentive Plan Operating Income performance targets were based on the Company’s fiscal year 2025 internal operating budget.

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Operational Assessment

The operational assessment portion of each Named Executive’s fiscal year 2025 annual cash incentives was determined based on evaluation of their individual contributions to the furtherance of financial, operational, strategic, and culture indicators in three performance categories. To emphasize the criticality of the contributions of our Senior Leadership Team members relating to cybersecurity, we refined our fiscal year 2025 Incentive Plan to combine Product & Strategy and Customers & Stakeholders into a single category and added a new category of Security. The performance indicators varied based on the Named Executive’s responsibilities and the function or group he or she leads, and may have included (in alphabetical order in each category):

Security	Product, Customers, & Stakeholders	Culture

• Accelerated automation response and remediation • Customer trust • Cybersecurity risk identification, mitigation, and reduction • Security mindset culture

•

Customer and partner engagement and outreach

•

Customer satisfaction

•

Developer engagement

•

Efficiency and productivity

•

Innovation

•

Product development and implementation of strategic roadmap

•

Quality

•

Revenue, consumption, and market share

• Compliance and integrity • Culture • Global citizenship • Inclusion • Organizational health • Sustainability

For Mr. Nadella, the independent members of our Board also considered:

•	Input from Microsoft’s senior executives about Mr. Nadella’s leadership

•	Mr. Nadella’s evaluation of Microsoft’s and his individual performance over the past fiscal year

Equity Compensation

Under the Incentive Plan, each year, our Named Executives receive PSAs and our Named Executives, other than Mr. Nadella, receive SAs.

Performance Stock Awards

PSAs are designed to encourage our executives to achieve rigorous, growth-oriented goals in key performance metrics to drive long-term performance and value creation.

Due to the dynamic nature of our business and the specificity of the performance metrics that are chosen under our PSA program, we believe that measuring performance annually over our three-year performance period and modifying the actual awards eligible to be earned based on our three-year relative TSR provides the most accurate and holistic assessment of Microsoft’s long-term trajectory and performance achievements.

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Fiscal Year 2025 Performance Stock Award Metrics and Weights

For fiscal year 2025, we updated our PSA core metrics to further align with our key long term strategic priorities. Given the focus and investments in our Consumer business, we expanded Search and News Advertising Revenue (ex TAC) Growth to Consumer Services Revenue Growth, which includes revenue from all consumer areas with the exception of Xbox, device licensing, and devices. We also removed LinkedIn Sessions, as a portion of LinkedIn revenue is represented in both the Microsoft Cloud Revenue Growth, excluding Azure and Other Cloud Services, and Consumer Services Revenue Growth metrics.

FY24 PSA Metrics	Weights

Azure and Other Cloud Services Revenue Growth	35%

Microsoft Cloud Revenue Growth, excluding Azure and Other Cloud Services	35%

Search and News Advertising Revenue (ex TAC) Growth	10%

Xbox Content and Services Revenue Growth	10%

LinkedIn Sessions	10%

FY25 PSA Metrics	Weights

Azure and Other Cloud Services Revenue Growth	35%

Microsoft Cloud Revenue Growth, excluding Azure and Other Cloud Services	35%

Consumer Services Revenue Growth	15%

Xbox Content and Services Revenue Growth	15%

Targets for the PSA metrics are set at the target levels established under Microsoft’s fiscal year business plan and are intended to be difficult but attainable, and additional information about our goal-setting process is on page 36. All PSA metric goals required year-over-year growth in order for the target to be achieved. Additional details regarding the metrics and weights used for fiscal year 2025 are in the table below.

Fiscal Year 2025 PSA Metric Descriptions

Performance Metrics	Description	Weights

Azure and Other Cloud Services Revenue Growth	Revenue from Azure and other cloud services, including cloud and AI consumption-based services, GitHub cloud services, Nuance Healthcare cloud services, virtual desktop offerings, and other cloud services	35%

Microsoft Cloud Revenue Growth, excluding Azure and Other Cloud Services	Revenue from Microsoft 365 Commercial Cloud, the commercial portion of LinkedIn, and Dynamics 365	35%

Consumer Services Revenue Growth	Revenue from all consumer areas, excluding Xbox, device licensing, and devices	15%

Xbox Content and Services Revenue Growth	Revenue from Xbox content and services, comprising first- and third-party content (including games and in-game content), Xbox Game Pass and other subscriptions, Xbox Cloud Gaming, advertising, and other cloud services	15%

2025 PROXY STATEMENT	39

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The fiscal year 2025 PSA metrics were used to establish performance goals for (i) year 3 of the 2023 PSAs, (ii) year 2 of the 2024 PSAs, and (iii) year 1 of the 2025 PSAs, as shown below.

PSA Metric Year

FY23
FY24
FY25
FY26
FY27
FY23 PSA
Year 1
Year 2
Year 3
3-year relative TSR
FY24 PSA
Year 1
Year 2
Year 3
3-year relative TSR
FY25 PSA
Year 1
Year 2
Year 3
3-year relative TSR

Our fiscal year 2025 PSA metric results can be found on page 45.

Results for the three years may be modified based on our Relative TSR percentile ranking as compared to the S&P 500, as shown below. Microsoft’s absolute TSR must be positive to apply an above target (100%) modifier payout.

3-year Relative TSR Ranking[1]	Modifier

20th Percentile & Below	75.00%

30th Percentile	87.50%

40th to 60th Percentile	100.00%

70th Percentile	125.00%

80th Percentile & Above	150.00%

(1)	Relative TSR percentile ranking as compared to the S&P 500 results in the above payout modifiers with linear interpolation applied between respective amounts.

Stock Awards

Stock awards were granted under the Incentive Plan in September 2024 for shares of Microsoft common stock to Named Executives other than Mr. Nadella. These stock awards vest over four years, with 25% vesting on August 31, 2025 and 12.5% each six-months thereafter, to support long-term focus and align with shareholders’ interests as the value of such awards is dependent on our stock price and vesting is subject to continued employment, except as described on page 47 below.

No Other Fiscal Year 2025 Compensation

During fiscal year 2025, the Compensation Committee and independent members of our Board awarded no other compensation to our Named Executives.

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Section 5 – Fiscal Year 2025 Compensation Decisions and Results

Our Named Executives were awarded the following compensation in fiscal year 2025:

Fiscal Year 2025 Base Salaries

As part of the annual review of target compensation opportunities, our Compensation Committee and, for Mr. Nadella, the independent members of our Board, reviewed the base salaries of our Named Executives in September 2024. The independent members of our Board did not increase the base salary of Mr. Nadella, which it continued to believe was reasonable and appropriate given his role, capabilities, and experience, as well as the Company’s relative scale and performance. Our Compensation Committee also did not increase the base salaries of any of the NEOs, except in the case of Mr. Althoff whose base salary was increased from $960,000 to $1 million, based on a competitive market review.

Fiscal Year 2025 Cash Incentive Awards

We did not increase our target cash incentive opportunities in fiscal year 2025 as a percentage of base salary, except in the case of Mr. Numoto whose target cash incentive opportunity increased from 175% to 200% of base salary, based on a competitive market review. For fiscal year 2025, these opportunities were: Mr. Nadella – 300%; Ms. Hood – 250%; Mr. Althoff – 250%; Mr. Numoto – 200%; and Mr. Smith – 250%.

Our Compensation Committee and, for Mr. Nadella, the independent members of our Board, determined the design and payouts of fiscal year 2025 cash incentive awards. These were based on two performance categories: financial results and operational performance results.

Financial Results

The fiscal year 2025 financial performance measures are shown below, resulting in a weighted payout of 117.00% as a percentage of target. We note that our Incentive Plan Revenue result was 95.81% of target and Incentive Plan Operating Income result was 138.18% of target, which equated to a 15.22% and 17.80% fiscal year 2025 growth rate, respectively, further demonstrating our commitment to rigorous goal setting.

Financial Results ($ in billions)[1]	FY24 Actual	FY25 Threshold	FY25 Target	FY25 Maximum	FY25 Actual	FY25 Growth Rate

FY25 Incentive Plan Revenue[2]	$250.98	$273.20	$290.64	$306.63	$289.18	15.22%

FY25 Incentive Plan Operating Income[3]	$109.37	$112.31	$122.75	$138.70	$128.84	17.80%

(1)

“Incentive Plan Revenue” and “Incentive Plan Operating Income” are non-GAAP financial measures. For each of these measures we exclude the effect of foreign currency rate fluctuations on a “constant dollar” basis by converting current period non-GAAP results for entities reporting in currencies other than U.S. dollars into U.S. dollars using constant exchange rates, which are determined at the outset of the fiscal year, rather than the actual exchange rates in effect during the respective periods. These financial metrics differ from the non-GAAP financial results we report in our quarterly earnings release materials. They should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

(2)

We calculate Incentive Plan Revenue by adjusting as reported Revenue calculated in accordance with GAAP for (i) the net impact of revenue deferrals, credits, and incentives and (ii) the effect of foreign currency rate fluctuations. The aggregate net impact of these adjustments is $7.46 billion.

(3)

We calculate Incentive Plan Operating Income by adjusting as reported Operating Income calculated in accordance with GAAP for the effect of foreign currency rate fluctuations. The aggregate net impact of these adjustments is $0.31 billion.

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Operational Results

Satya Nadella

The key results influencing the Compensation Committee and the independent members of our Board decisions on the operational performance portion of Mr. Nadella’s cash incentive are set forth below. Results are out of a possible 200% in each category.

Average Financial: 117.00%	+	Average Operational: 151.67%	=	Overall Bonus: 127.40%

Security (10%)	140%

Mr. Nadella’s thoughtful leadership has been instrumental in advancing Microsoft’s core strategic focus on cybersecurity amid a rapidly evolving threat landscape, demonstrated through his personal commitment and clarity that security and quality are non-negotiable.

•

Spearheaded SFI, the largest cybersecurity project in history, dedicating the equivalent of 34,000 full-time engineers to the initiative.

•

Delivered quantifiable progress across all six SFI pillars, including hardening identity systems, isolating production environments, protecting engineering systems, monitoring and detecting threats, and accelerating response and remediation.

•

Managed teams and complex challenges to enhance trust and collaboration with our customers, including launching a new European Cybersecurity Program to strengthen collaboration and intelligence sharing with European governments and European non-profits.

•

Successfully engaged with government leaders to coordinate responses to emerging cyber threats and events, reinforcing Microsoft’s role as a trusted partner in national and global security efforts.

•

Furthered our mission by providing cybersecurity assistance to an increased number of non-profits including to more than 700 rural hospitals in the U.S.

Product, Customers & Stakeholders (10%)	160%

Mr. Nadella continued to directly lead Microsoft’s ongoing execution of our transformation to meet the needs of our growing customer and stakeholder base. This leadership was clear in our AI-first platform focus and evidenced in new products and services.

•

Strengthened our role in shaping the AI infrastructure wave, adding more than two gigawatts of capacity, increasing our global footprint to over 400 facilities across 70 regions, and making every region AI-first.

•

Drove progress toward a utility scale quantum computer with the introduction Majorana-1, the first quantum chip powered by a topological core, marking a pivotal moment in quantum computing.

•

Achieved double digit revenue growth (15% year-over-year), affirming our success at developing products and services our customers value.

•

Furthered adoption of our family of Copilot apps, with Copilot apps surpassing 100 million monthly active users.

•

Launched Azure AI Foundry, helping customers design, customize, and manage AI applications and agents at scale, supporting more than 70,000 customers, including 80% of the Fortune 500.

Culture (10%)	155%

Mr. Nadella furthered our high-performing culture while evolving responsible practices and upholding our commitments to inclusion and sustainability.

•

Maintained focus on culture and growth mindset during company transformation efforts.

•

Furthered initiatives to solidify relationships in Europe, including Digital Commitments and the European Security Program.

•

Launched Microsoft Elevate, which focuses on donations and sales to the education and non-profit sectors and skilling AI education policy work.

•

Continued to provide leadership on AI policy issues in collaboration with broader stakeholders including the promotion of responsible AI innovation and diffusion.

•

Met or exceeded interim targets toward 2030 sustainability commitments, including 90.9% reuse and recycling for servers and cloud hardware, protected more land than we used, and exceeded our milestone of providing clean water access to more than 1.5 million people.

•

Continued efforts to enhance compliance and integrity across the organization.

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Other Named Executives

The key results influencing our Compensation Committee’s decisions on the operational performance category portion of the cash incentive for the other Named Executives are summarized below.

Amy E. Hood, Executive Vice President and Chief Financial Officer

•	Delivered strong revenue and operating income growth, while investing in Cloud and AI and returning over $37 billion in total cash to shareholders in the form of dividends and share repurchases.
•

Continued to focus investment to support the Company’s top priorities in security, quality, and AI platform and led effective allocation of capital for product innovation that delivers opportunity to customers.

•	Invested over $88 billion in capital expense to support customer demand signals, driving commercial bookings of over $100 billion in Q4.
•	Directed effective communication to investors on the Company’s strategic focus and momentum throughout the year, with a fiscal year 2025 total shareholder return of over 12%.
•	Sponsored strategic transactions, including acquisitions, divestitures, and investments, to advance AI leadership and unlock transformative opportunities.

Judson B. Althoff, Executive Vice President and CEO Microsoft Commercial

•

Provided strong and successful leadership of Microsoft Customer & Partner Solutions organization to deliver value and opportunity to customers and contribute strong financial performance leading to double-digit company revenue growth.

•	Led customer and partner engagements focused on security, innovation, and quality of our products and services.
•

Furthered AI adoption across customer segments with a sharpened focus on accelerating responsible and secure AI digital transformation, while empowering customers to innovate and realize tangible business value from AI.

•

Leveraged AI infrastructure investments to support increased consumption, including strong momentum in Azure OpenAI usage and expanding AI Foundry adoption which now exceeds 70,000 enterprise customers.

•	Strengthened the sales leadership bench through focused talent movements and by recruiting and developing individuals with deep industry and sales leadership expertise.

Takeshi Numoto, Executive Vice President and Chief Marketing Officer

•	Led multiple complex cross-functional efforts to support the successful launch of Microsoft 365 Copilot app and Chat across multiple product lines.
•

Amplified and orchestrated marketing and messaging around the Company’s portfolio of products and services, focusing on helping customers build and use trustworthy AI, secure their environments, and accelerate innovation.

•	Strengthened the partner ecosystem and improved customer outcomes through the evolution of partner programs and expansion into regulated industries.
•	Advanced the development of industry solutions and vertical strategies that have opened new business opportunities and positions Microsoft at the center of the agent-powered future of work.
•

Fostered a culture of organizational excellence across geographies and functions, leading with clarity, empowering leaders, and demonstrating a commitment to employee development through mentoring and coaching.

Bradford L. Smith, Vice Chair and President

•

Led efforts to sustain customer and stakeholder trust while promoting AI innovation and diffusion in a period with increased geopolitical volatility, economic tensions, and rapid technological transformation, including through international digital commitments, major infrastructure investments, and global AI skilling initiatives.

•

Aligned organizational resources and refocused efforts to support the Secure Future Initiative, supporting work to bring together teams across the Company to prioritize and drive accountability for cybersecurity protection across both new products and legacy infrastructure.

•	Implemented the European Security Program, one of Microsoft’s European Digital Commitments to help strengthen cybersecurity and the protection of digital and AI infrastructure.
•

Sponsored Microsoft efforts to strengthen responsible AI practices and public policy issues, including international export control policies and continued internal progress across the Company’s engineering groups, while engaging with key national governments, the G7, and the United Nations and strengthening partnerships with broader stakeholders such as the AFL-CIO and the Vatican.

•	Sponsored cross-organization sustainability efforts, making meaningful progress toward the Company’s carbon negative, waste reduction, and water positive goals.

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Fiscal Year 2025 Cash Incentive Payout Percentages

Final results under each portion of the cash incentive, and the resulting awards, were as follows:

	Nadella	Hood	Althoff	Numoto	Smith

Financial results (% of target) (weight: 70% CEO / 50% other NEOs)	117.00%	117.00%	117.00%	117.00%	117.00%

Operational results (% of target) (weight: 30% CEO / 50% other NEOs)	151.67%	156.67%	156.67%	140.00%	156.67%

Total FY25 cash incentive (% of target)	127.40%	136.84%	136.84%	128.50%	136.84%

Total FY25 cash incentive earned	$9,555,000	$3,421,000	$3,398,194	$2,056,000	$3,421,000

Fiscal Year 2025 Stock Awards

The fiscal year 2025 PSAs and SAs granted to our Named Executives under the Incentive Plan are listed below. We did not increase our target award values for Mr. Nadella. We increased our target award values for Ms. Hood from $17.5 million to $19.5 million, Mr. Althoff from $16.6 million to $19.5 million, and Mr. Smith from $15.5 million to $19.5 million, based on a competitive market review.

Named Executive	PSAs (Target Number of Shares)¹	SAs (Number of Shares)²	Aggregate Target Award Value³ ($)

Satya Nadella	119,864	0	50,000,000

Amy E. Hood	23,374	23,374	19,500,000

Judson B. Althoff	23,374	23,374	19,500,000

Takeshi Numoto	8,511	8,511	7,100,000

Bradford L. Smith	23,374	23,374	19,500,000

(1)

The PSAs vest in full following the end of the three-year performance period, with the number of shares earned determined based on performance against goals set for each year in the period and relative TSR results for the period.

(2)	The SAs vest 25% on August 31, 2025, and 12.5% each six months thereafter until fully vested. Vesting is subject to continued employment except as described on pages 47 below.

(3)	Awarded value (in dollars) was converted to shares using the closing share price on August 30, 2024, rounded up to a whole number.

The amounts listed in the table above for fiscal year 2025 PSAs do not match the amounts in the “Stock Awards” column in the Summary Compensation Table or the Grants of Plan-Based Awards table. Because the grant date of a PSA for financial reporting purposes occurs when the performance targets are set, and targets under our PSA awards are established annually, PSAs listed in the Summary Compensation Table and Grants of Plan-Based Awards table include portions of current and prior year PSA awards. In the Summary Compensation Table, the value of PSAs is calculated using a Monte-Carlo simulation valuation performed as of the date of grant for financial reporting purposes. For fiscal year 2025, the stock price appreciation and corresponding relative TSR outperformance resulted in a grant date fair value higher than target value. Changes in Microsoft’s stock price and other inputs in the Monte-Carlo simulation may cause awards to be above or below target in any given year.

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Fiscal Year 2023 PSAs (Completed Performance Period)

Our Compensation Committee (and for Mr. Nadella, the independent members of our Board) granted PSAs in fiscal year 2023 that pay out based on specific pre-established, performance goals and strategic performance objectives tied to creating long-term shareholder value as well as our TSR performance relative to the S&P 500. Performance was measured over the three-fiscal year performance period ending June 30, 2025.

	Core Metric Year			3-Year Performance Period
	FY23	FY24	FY25	FY23 – FY25

FY23 PSA	Year 1	Year 2	Year 3	3-Year Core Metric Average		3-Year rTSR Modifier		Final Payout

Payout %	99.65%	119.69%	103.69%	107.68%	x	150.00%	=	161.52%

The actual performance under the fiscal year 2023 PSAs reflected the strong business achievement on core metrics and Microsoft’s relative TSR during this period. Performance against the core metrics under these PSAs is shown in the following table:

Fiscal Year 2023 PSA Core Metric Performance and Payout Percentages

PSA Core Metrics	Aggregate Weighting	Weighting	Threshold	Target	Maximum	Actual Result	Final Payout

FY23 Core Metrics – Year 1[1]	1/3						99.65%

FY24 Core Metrics – Year 2[2]	1/3						119.69%

FY25 Core Metrics – Year 3[3]	1/3						103.69%

Azure and Other Cloud Services Revenue Growth[4]		35%	29.23%	36.76%	44.28%	34.58%	85.52%

Microsoft Cloud Revenue Growth, excluding Azure and Other Cloud Services[5]		35%	8.09%	14.38%	20.67%	14.77%	106.20%

Consumer Services Revenue Growth[6]		15%	-0.01%	11.09%	22.20%	15.59%	140.50%

Xbox Content and Services Revenue Growth[7]		15%	-2.90%	14.23%	31.37%	14.81%	103.38%

FY23 PSA 3-Year Average Payout							107.68%

(1)

Fiscal Year 2023 Core Metric results related to Microsoft Cloud Revenue (weighted at 30%) with a resulting payout of 81.68%, Microsoft Cloud Subscribers Growth (weighted at 20%) with a resulting payout of 76.85%, Teams Monthly Active Usage Growth (weighted at 20%) with a resulting payout of 141.12%, Xbox Content and Services Growth (weighted at 10%) with a resulting payout of 91.05%, Windows 10/11 Monthly Active Devices Growth (weighted at 10%) with a resulting payout of 99.24%, and LinkedIn Sessions (weighted at 10%) with a resulting payout of 125.19%.

(2)

Fiscal Year 2024 Core Metric results related to Azure and Other Cloud Services Revenue Growth (weighted at 35%) with a resulting payout of 146.64%, Microsoft Cloud Subscribers Growth, excluding Azure and Other Cloud Services (weighted at 35%) with a resulting payout of 104.72%, Search and News Advertising Revenue (ex TAC) Growth (weighted at 10%) with a resulting payout of 108.21%, Xbox Content and Services Revenue Growth (weighted at 10%) with a resulting payout of 84.56%, and LinkedIn Sessions (weighted at 10%) with a resulting payout of 124.39%.

(3)

“Azure and Other Cloud Services Revenue Growth”, “Microsoft Cloud Revenue Growth, excluding Azure and Other Cloud Services”, “Consumer Services Revenue Growth”, and “Xbox Content and Services Revenue Growth”, when used as PSA metrics in this Compensation Discussion and Analysis are non-GAAP financial measures. For each of these measures, we exclude the effect of foreign currency rate fluctuations on a “constant dollar” basis by converting current period non-GAAP results for entities reporting in currencies other than U.S. dollars into U.S. dollars using constant exchange rates, which are determined at the outset of the fiscal year, rather than the actual exchange rates in effect during the respective periods. These financial metrics differ from the non-GAAP financial results we report in our quarterly earnings release materials. They should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

(4)

We calculate Azure and Other Cloud Services Revenue Growth by adjusting as reported Azure and Other Cloud Services Revenue Growth calculated in accordance with GAAP for the effect of foreign currency rate fluctuations. The impact of this adjustment is 0.23 pts.

(5)

We calculate Microsoft Cloud Revenue Growth, excluding Azure and Other Cloud Services by adjusting as reported Microsoft Cloud Revenue Growth, excluding Azure and Other Cloud Services calculated in accordance with GAAP for the effect of foreign currency rate fluctuations. The impact of this adjustment is 0.19 pts.

(6)

We calculate Consumer Services Revenue Growth by adjusting as reported Consumer Services Revenue Growth calculated in accordance with GAAP the effect of foreign currency rate fluctuations. The aggregate net impact of this adjustment is 0.57 pts.

(7)

We calculate Xbox Content and Services Revenue Growth by adjusting as reported Xbox Content and Services Revenue Growth calculated in accordance with GAAP for the effect of foreign currency rate fluctuations. The aggregate net impact of this adjustment is 0.23 pts.

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Relative TSR Modifier

The core metric results for the fiscal year 2023 PSAs were then subject to adjustment based on the relative TSR performance modifier, which compares our TSR for the three-fiscal year performance period to the TSR of the S&P 500. Our absolute TSR for the performance period satisfied the PSA payout requirement that TSR be positive. Our TSR relative to the S&P 500 was at the 80th percentile of the S&P 500, which meets the at least 80th percentile performance condition required to receive the maximum 150.00% multiplier.

Peer Group Index	FY23 PSA Performance Period	Relative Total Shareholder Return	Modifier Payout

S&P 500	July 1, 2022 – June 30, 2025	80th percentile	150.00%

Based on this result, the total payment percentage for the fiscal year 2023 PSAs was increased by 50%, resulting in the payout to our Named Executives of 161.52% of the target fiscal 2023 PSA shares.

Fiscal Year 2024 and 2025 PSAs (Open Performance Periods)

Performance under the fiscal year 2024 and 2025 PSAs will be determined following the end of the three-year performance periods ending June 30, 2026 and 2027, respectively. The number of shares of common stock to be earned will be based on an assessment of (1) performance against the metric goals during the applicable performance period, and (2) Microsoft’s relative TSR during the period. Microsoft’s relative TSR will not increase the shares earned for a performance period unless Microsoft’s absolute TSR for the performance period is positive. The metrics and relative weights under the fiscal year 2024 and 2025 PSAs are set forth on page 45 in the table labeled Fiscal Year 2023 PSA Core Metric Performance and Payout Percentages.

Section 6 – Other Compensation Policies and Information

No Extraordinary Perquisites

Our Named Executives are eligible for the same benefits available to our other full-time employees. In the U.S., our benefits include our section 401(k) plan, employee stock purchase plan, health care plan, life insurance plans, and other welfare benefit programs. In addition to the standard benefits offered to all U.S. employees, we maintain a nonqualified deferred compensation plan for our U.S. executive officers and senior managers. This deferred compensation plan is unfunded, and participation is voluntary. The deferred compensation plan allows our Named Executives to defer their base salary, the cash portion of their Incentive Plan awards, and certain on-hire bonuses. We do not contribute to the deferred compensation plan. Named Executives are eligible for matching gifts for charitable donations above the maximum for our other full-time employees.

We believe that the personal safety and security of our senior executives is of the utmost importance to Microsoft and its shareholders. Pursuant to our executive security program, we may provide security services to certain senior executives while they are on personal travel. The independent members of the Board decided that it was in the best interests of the Company and its stakeholders to provide personal security services to Mr. Nadella and Mr. Smith due to security considerations arising from their respective roles. We view the security services provided to Mr. Nadella and Mr. Smith as an integral part of our risk management program. We view these as necessary and appropriate business expenses that arise from the nature of their employment responsibilities. Personal security services enable Mr. Nadella and Mr. Smith to focus on their duties to Microsoft while reducing security threats, and therefore, mitigate risks to our business. In accordance with applicable regulations, we have reported the aggregate incremental costs of such services in the “All Other Compensation” column of the Summary Compensation Table as required by Item 402 of Regulation S-K. We did not pay personal security costs for any other executive in fiscal year 2025, except in connection with business-related travel. We have also implemented an annual process to provide oversight of the nature and cost of executive security measures.

During fiscal year 2025, we provided no other executive-only perquisites or other personal benefits to our Named Executives other than matching gifts made to charitable organizations.

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Post-Employment Compensation

Our Named Executives do not have employment contracts. No Named Executive is entitled to any payments or benefits following a change in control of Microsoft.

Our Named Executives may be eligible for additional vesting of their outstanding SAs following termination of employment on the same terms as our other employees. Consistent with our policy for U.S. employees at all levels, our Named Executives who retire from Microsoft after age 65 or after age 55 with 15 years of continuous service and were hired prior to August 1, 2023, are eligible for the continuation of vesting of outstanding SAs granted at the time of the annual rewards period if the award was granted over one year before the date of retirement. A pro-rata portion of PSA shares will also continue vesting if the retirement occurs more than one year after the beginning of the performance period. As of June 30, 2025, of our Named Executives only Mr. Nadella and Mr. Smith were retirement eligible. All employees whose employment with Microsoft terminates due to death or total and permanent disability generally fully vest in their outstanding SAs. Our PSAs vest for the target number of shares upon death or total and permanent disability. The value of our Named Executives’ SAs and PSAs that would have vested assuming a June 30, 2025 termination of employment due to death or total and permanent disability, or due to retirement on that date, are set forth in the table at page 55.

In addition, our Named Executives are eligible to participate in the Microsoft Senior Executive Severance Benefit Plan (“Severance Plan”). The Severance Plan was adopted to help ensure continuity and focus of key leaders by providing designated executives severance payments and benefits if their employment is terminated without cause. For purposes of the Severance Plan, “cause” means: (i) a conviction or plea of guilty or no contest to a felony or certain misdemeanors; (ii) engaging in gross misconduct; (iii) repeated failure to substantially perform the duties of the Named Executive’s role; (iv) violation of any securities laws; or (v) violation of Microsoft’s policies designed to prevent violations of law.

The Severance Plan payments and benefits have four components – cash, stock vesting, continued health care, and outplacement assistance – all provided by Microsoft. Cash payments consist of: (i) a severance payment equal to 12 months’ base salary plus target annual cash incentive award, payable in a lump sum within 60 days after termination of employment; and (ii) a pro-rata payment of the Named Executive’s target annual cash incentive award for the partial year of work, payable in a lump sum at the same time other Incentive Plan cash awards for the year are paid. Stock vesting applies to SAs and PSAs. SAs that otherwise would vest in the 12-month period after employment terminates continue to vest. After the first year of the PSA performance period is completed, a pro-rata portion of any PSA shares will also vest, and the number of shares subject to pro-ration is the lesser of the target award shares or the shares that are otherwise earned and payable after the end of the performance period. Continued contributions to premiums for COBRA health care continuation coverage and outplacement assistance will be provided on the same terms as are available to other employees whose employment is terminated without cause. There is no change-in-control provision in the Severance Plan. To receive the Severance Plan payments and benefits, the Named Executive must execute a separation agreement that includes a release of claims in favor of Microsoft, confidentiality and non-disparagement provisions, and 12-month non-compete/non-solicitation restrictions. Our Named Executives’ Severance Plan benefits assuming a termination of employment without cause on June 30, 2025, are set forth in the table at page 55.

Mr. Nadella participates in the Severance Plan on the same terms as our other executive officers.

Strong and Comprehensive Clawback Policy

Accountability is a fundamental value of Microsoft. To reinforce this value through our executive compensation program, our executive officers, other members of the SLT, and our Chief Accounting Officer are subject to a strong ‘no fault’ executive compensation recovery (“clawback”) policy. Under this policy, our Compensation Committee may seek to recover payments of incentive compensation in the event of a restatement, as defined under the recently approved incentive-based compensation recovery provisions of the Dodd-Frank Act and the Nasdaq listing rules. Our Compensation Committee may also seek recovery of cash and equity incentive compensation whether time-based or performance-based, awarded during a period where a covered executive committed or was aware of or willfully blind to a significant legal or compliance violation, irrespective of whether such violation occurred in connection with a restatement. Our executive compensation recovery policy is available on our website at aka.ms/policiesandguidelines.

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Robust Stock Ownership Policy

Our executive officers and certain other senior executives are required to maintain a minimum equity stake in Microsoft. This policy embodies our Compensation Committee’s belief that our most senior executives should maintain a significant personal financial stake in Microsoft to promote a long-term perspective in managing our business. In addition, the policy helps align executive and shareholder interests, which reduces incentive for excessive short-term risk taking. Each covered executive is required to acquire and maintain ownership of shares of Microsoft common stock equal to a specified multiple of his or her base salary, which for our Named Executives ranges from 5 to 15 times base salary, as shown in the table below. Each covered executive must retain 50% of all net shares (post-tax) that vest until achieving his or her minimum share ownership requirement.

Named Executive	Share Ownership Requirement as of June 30, 2025

Satya Nadella	15x base salary

Amy E. Hood	8x base salary

Judson B. Althoff	8x base salary

Takeshi Numoto	5x base salary

Bradford L. Smith	8x base salary

In fiscal year 2025, each of our Named Executives complied with our stock ownership policy. Our stock ownership policy is available on our website at aka.ms/policiesandguidelines.

Hedging and Pledging Policy

Our Named Executives are subject to our Derivatives Trading, Hedging, and Pledging policy described on page 48.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) imposes an annual deduction limit of $1 million on the amount of compensation paid to each of the CEO, the CFO, and certain other current or former named executive officers (together, “covered employees”). Compensation to our Named Executives over this limit is nondeductible.

Annual Compensation Risk Assessment

We performed an annual assessment for our Compensation and Audit Committees of our Board of Directors to determine whether the risks arising from our fiscal year 2025 compensation policies and practices were reasonably likely to have a material adverse effect on Microsoft. Our assessment reviewed the material elements of executive and non-executive employee compensation. We concluded these policies and practices do not create risk that is reasonably likely to have a material adverse effect on Microsoft.

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The structure of our compensation program for our executive officers does not incentivize unnecessary or excessive risk-taking. The base salary component of compensation does not encourage risk-taking because it is a fixed amount. The Incentive Plan awards have these risk-limiting characteristics:

•

Cash incentive awards under the Incentive Plan are limited to 200% of a target cash incentive award

•

Cash incentive awards are structured 50% (70% for CEO) based on pre-established goals (balance of growth and profitability goals) and 50% (30% for CEO) based on operational performance as assessed across three performance categories, diversifying the risk associated with any single aspect of performance

•

The majority of Incentive Plan award value is delivered in awards for shares of Microsoft common stock with multi-year vesting schedules or performance periods, which aligns the interests of our executive officers to long-term shareholder interests

•

We maintain robust executive stock ownership requirements ranging from 5x to 15x annual salary, which reduces incentive for excessive short-term risk taking

•

PSA metrics further diversify the elements of the program to minimize the incentive to produce any particular outcome

•

PSAs use Company-wide measures that are not specific to any one executive officer’s sphere of responsibility and that apply equally to all participants to encourage a unified and responsible approach to achieving financial and strategic goals

•

Overlapping performance periods for PSAs limit the impact of short-term business performance or share price fluctuations on final outcomes

•

Equity awards are not made in the form of stock options, which may provide an asymmetrical incentive to take unnecessary or excessive risks to increase the market price of Microsoft common stock

•

Members of our Compensation Committee (or for Mr. Nadella, the independent members of our Board of Directors) approve all Incentive Plan awards to executive officers, including performance achievement levels that determine final payout outcomes, and have the opportunity to reduce payments and use negative discretion, if appropriate

•

Awards are subject to the Company’s Executive Compensation Recovery policy, which provides for recoupment in the event of a restatement or misconduct

Awards are subject to our Executive Compensation Recovery Policy, described in this Section 6 – Other Compensation Policies and Information – Strong and Comprehensive Clawback Policy.

Executive officers are subject to our executive stock ownership requirements, described in this Section 6 – Other Compensation Policies and Information – Robust Stock Ownership Policy.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Carlos A. Rodriguez (Chair)

Catherine MacGregor

Sandra E. Peterson

Charles W. Scharf

Emma N. Walmsley

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Fiscal Year 2025 Compensation Tables

Summary Compensation Table

This table contains information about compensation awarded to our Named Executives for the fiscal years ended June 30, 2025, 2024, and 2023. None of our Named Executives received stock options, reimbursements for relocation expenses, or tax-gross-up payments, during those years.

Named Executive and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards[1] ($)	Non-equity Incentive Plan Compensation[2] ($)	All Other Compensation[3] ($)	Total ($)
Satya Nadella Chairman and Chief Executive Officer	2025	2,500,000	0	84,245,496	9,555,000	196,294	96,496,790
	2024	2,500,000	0	71,236,392	5,200,000	169,791	79,106,183
	2023	2,500,000	0	39,236,137	6,414,750	361,650	48,512,537
Amy E. Hood Executive Vice President and Chief Financial Officer	2025	1,000,000	0	25,037,360	3,421,000	23,191	29,481,551
	2024	1,000,000	0	21,094,956	3,642,750	61,500	25,799,206
	2023	1,000,000	0	16,450,701	2,295,250	156,946	19,902,897
Judson B. Althoff Executive Vice President and CEO Microsoft Commercial	2025	993,333	0	23,708,619	3,398,194	98,588	28,198,734
	2024	960,000	0	18,515,353	3,497,040	77,934	23,050,327
	2023	960,000	0	12,848,921	2,243,520	152,277	16,204,718
Takeshi Numoto Executive Vice President and Chief Marketing Officer	2025	800,000	0	9,005,380	2,056,000	15,250	11,876,630
Bradford L. Smith Vice Chair and President	2025	1,000,000	0	23,734,545	3,421,000	111,750	28,267,295
	2024	1,000,000	0	18,684,175	3,642,750	112,868	23,439,793
	2023	1,000,000	0	14,524,413	2,378,500	212,777	18,115,690

(1)

Includes the grant date fair values for SAs and PSAs calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 based on the market price of the shares subject to the award on the date of grant. The value of SAs is reduced by the present value of estimated future dividends because dividends are not paid on SA shares until vesting. The value of PSAs is calculated using a Monte-Carlo simulation valuation performed as of the date of grant by an independent third party. Because the grant date for a PSA occurs when performance targets are approved, and we approved performance targets in each of fiscal years 2025, 2024, and 2023, PSA values in this column include: (i) for fiscal year 2025 – 33.33% of each of the fiscal year 2025 PSAs, the fiscal year 2024 PSAs, and the fiscal year 2023 PSAs; (ii) for fiscal year 2024 – 33.33% of each of the fiscal year 2024 PSAs, the fiscal year 2023 PSAs, and the fiscal year 2022 PSAs; and (iii) for fiscal year 2023 – 33.33% of each of the fiscal year 2023 PSAs, the fiscal year 2022 PSAs, and the fiscal year 2021 PSAs.

The following table includes the assumptions used to calculate the grant date fair value of SAs reported for fiscal years 2025, 2024, and 2023.

		Assumptions
SA Award	Fair Value	Dividends Per Share	Interest Rate

Fiscal Year 2025	$419.00 to $428.11	$0.83	3.35% to 3.88%

Fiscal Year 2024	$326.16 to $318.20	$0.75	4.47% to 5.30%

Fiscal Year 2023	$241.86 to $234.48	$0.68	3.72% to 3.97%

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The following table includes the assumptions used to calculate the grant date fair value of PSAs reported for fiscal years 2025, 2024, and 2023.

	Assumptions (Operating Goals)	Assumptions (TSR Goal)
PSU Award	Expected Payout	CEO Fair Value	Non-CEO Fair Value	Dividend Yield	Interest Rate	Historical Volatility	Remaining Performance Period on the Grant Date (Years)
Fiscal Year 2025
Year 1 of FY25 PSAs	100%	$478.02	$478.02	0.77%	3.41%	28.26%	2.79
Year 2 of FY24 PSAs	100%	$525.50	$525.50	0.77%	3.65%	23.21%	1.79
Year 3 of FY23 PSAs	100%	$602.81	$602.81	0.77%	4.28%	19.42%	0.79
Fiscal Year 2024
Year 1 of FY24 PSAs	100%	$385.77	$386.25	0.90%	4.58%	28.30%	2.78
Year 2 of FY23 PSAs	100%	$418.69	$419.21	0.90%	4.93%	31.97%	1.78
Year 3 of FY22 PSAs	100%	$451.58	$452.14	0.90%	5.31%	26.71%	0.78
Fiscal Year 2023
Year 1 of FY23 PSAs	100%	$268.21	$268.21	1.02%	3.72%	34.06%	2.78
Year 2 of FY22 PSAs	100%	$279.90	$279.90	1.02%	3.74%	26.95%	1.78
Year 3 of FY21 PSAs	100%	$258.52	$258.52	1.02%	3.79%	33.69%	0.78

The grant date fair values of included PSAs, assuming at the grant date that the highest level of performance conditions will be achieved for each PSA, are: (i) for fiscal year 2025, Mr. Nadella, $168,490,992; Ms. Hood, $30,250,366; Mr. Althoff, $27,592,884; Mr. Numoto, $10,792,272; and Mr. Smith, $27,644,736. (ii) for fiscal year 2024, Mr. Nadella, $142,472,784; Ms. Hood, $24,964,206; Mr. Althoff, $20,651,547; and Mr. Smith, $22,111,241. (iii) for fiscal year 2023, Mr. Nadella, $78,472,273; Ms. Hood, $16,932,981; Mr. Althoff, $12,339,046; and Mr. Smith, $14,905,094.

(2)	Consists of Incentive Plan cash incentives.

(3)	Details about the amounts in the “All Other Compensation” column for fiscal year 2025 are set forth in the table below.

All other compensation details

Named Executive	Retirement Plan ContributionsA ($)	Broad-Based Plan BenefitsB ($)	Charitable GiftsC ($)	Security for Personal TravelD ($)	Total ($)
Satya Nadella	11,750	0	100,000	84,544	196,294
Amy E. Hood	11,750	1,241	10,200	0	23,191
Judson B. Althoff	11,700	1,652	85,236	0	98,588
Takeshi Numoto	11,750	1,500	2,000	0	15,250
Bradford L. Smith	11,750	0	100,000	0	111,750

(A)	Includes 401(k) plan matching contributions.

(B)	Includes payments in lieu of athletic club membership and credits for waived life insurance coverage under programs that are available to substantially all our U.S.-based employees.

(C)	Includes matching charitable contributions under our corporate giving program.

(D)	Includes personal security-related costs and expenses associated with personal travel.

2025 PROXY STATEMENT	51

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Grants of Plan-Based Awards

This table provides information on grants of awards under any plan to the Named Executives in the fiscal year ended June 30, 2025.

	Award[1]	Grant Date	Estimated Possible Payouts under Non-Equity Incentive Plan Awards[2]			Estimated Future Payouts under Equity Incentive Plan Awards[3]			All Other Stock Awards (#)	Grant Date Fair Value of Stock Awards[4] ($)
Named Executive			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Satya Nadella	2025 Cash Incentive		0	7,500,000	15,000,000

	2025 PSA	9/16/2024				2,247	39,955	119,865		19,099,130

	2024 PSA	9/16/2024				2,860	50,850	152,550		26,721,850

	2023 PSA	9/16/2024				3,586	63,743	191,229		38,424,516

Amy E. Hood	2025 Cash Incentive		0	2,500,000	5,000,000

	2025 PSA	9/16/2024				438	7,791	23,373		3,724,413

	2024 PSA	9/16/2024				501	8,899	26,697		4,676,425

	2023 PSA	9/16/2024				627	11,155	33,465		6,724,346

	2025 Stock Award	9/16/2024							23,374	9,912,177

Judson B. Althoff	2025 Cash Incentive		0	2,483,334	4,966,667

	2025 PSA	9/16/2024				438	7,791	23,373		3,724,413

	2024 PSA	9/16/2024				476	8,462	25,386		4,446,606

	2023 PSA	9/16/2024				525	9,332	27,996		5,625,423

	2025 Stock Award	9/16/2024							23,374	9,912,177

Takeshi Numoto	2025 Cash Incentive		0	1,600,000	3,200,000

	2025 PSA	9/16/2024				160	2,837	8,511		1,356,143

	2024 PSA	9/16/2024				203	3,611	10,833		1,897,405

	2023 PSA	9/16/2024				200	3,555	10,665		2,142,588

	2025 Stock Award	9/16/2024							8,511	3,609,244

Bradford L. Smith	2025 Cash Incentive		0	2,500,000	5,000,000
	2025 PSA	9/16/2024				438	7,791	23,373		3,724,413

	2024 PSA	9/16/2024				443	7,882	23,646		4,141,991

	2023 PSA	9/16/2024				556	9,881	29,643		5,955,964

	2025 Stock Award	9/16/2024							23,374	9,912,177

(1)	All awards are granted under the Executive Incentive Plan. SAs and PSAs were granted under the 2017 Stock Plan.

(2)	This column represents fiscal year 2025 cash incentives. Please see the section titled “Fiscal Year 2025 Cash Incentive Awards” in the Compensation Discussion and Analysis for more information.

(3)

These columns represent the threshold, target, and maximum shares for the PSAs with a grant date in fiscal year 2025. Because the grant date for a PSA occurs when PSA performance targets are approved, the reported number of shares is calculated as the target shares for the portion of the PSAs for which performance targets were set in fiscal year 2025 (33.33% of each of the 2025, 2024, and 2023 PSAs). The threshold is calculated as if the threshold of only the least weighted metric (15% weight for fiscal year 2025) is met, and this amount is then reduced by 25% based on assumption that the maximum adjustment for Microsoft’s total shareholder return underperforming the S&P 500 is applied. The maximum is calculated assuming all maximum targets were met and the relative TSR multiplier was fully earned.

(4)

Includes the grant date fair values for SAs and PSAs calculated in accordance with FASB ASC Topic 718 based on the market price of the shares subject to the award on the date of grant. The value of SAs is reduced by the present value of estimated future dividends because dividends are not paid on SA shares until vesting. Values for PSAs in this column are calculated using a Monte Carlo simulation valuation performed as of the date of grant by an independent third party. Because the grant date for a PSA occurs when PSA performance targets are approved, the grant date fair value is calculated for the portion of the PSA for which performance targets were set in fiscal year 2025 (33.33% of each of the 2025, 2024, and 2023 PSAs).

52

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Outstanding Equity Awards at June 30, 2025

This table provides information about unvested SAs and PSAs held by the Named Executives on June 30, 2025.

	Stock Awards
Named Executive	Award Date	Number of Shares or Units of Stock That Have Not Vested[1] (#)	Market Value of Shares or Units of Stock That Have Not Vested[2] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[3] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested[2] ($)

Satya Nadella	9/19/2022	308,870[4]	153,635,027

	9/19/2023			305,100	151,759,791

	9/16/2024			119,865	59,622,050

Amy E. Hood	9/13/2021	3,624	1,802,614

	9/19/2022	12,550	6,242,496

	9/19/2022	54,053[4]	26,886,503

	9/18/2023	16,686	8,299,783

	9/18/2023			53,394	26,558,710

	9/16/2024	23,374	11,626,461

	9/16/2024			23,373	11,625,964

Judson B. Althoff	9/13/2021	2,609	1,297,743

	9/19/2022	10,499	5,222,308

	9/19/2022	45,220[4]	22,492,880

	9/18/2023	15,866	7,891,907

	9/18/2023			50,772	25,254,501

	9/16/2024	23,374	11,626,461

	9/16/2024			23,373	11,625,964

Takeshi Numoto	9/14/2020	404[5]	200,954

	9/13/2021	1,155	574,509

	9/19/2022	3,999	1,989,143

	9/19/2022	17,223[4]	8,566,892

	9/18/2023	6,770	3,367,466

	9/18/2023			21,666	10,776,885

	9/16/2024	8,511	4,233,457

	9/16/2024			8,511	4,233,457

Bradford L. Smith	9/13/2021	3,210	1,596,686

	9/19/2022	11,116	5,529,210

	9/19/2022	47,877[4]	23,814,499

	9/18/2023	14,779	7,351,222

	9/18/2023			47,292	23,523,514

	9/16/2024	23,374	11,626,461

	9/16/2024			23,373	11,625,964

(1)	Except as otherwise noted, SAs vest 25% one year from the last day of August preceding the award date and 12.5% semi-annually thereafter.

(2)	The market value is the number of shares shown in the table multiplied by $497.41, the closing market price of Microsoft common stock on June 30, 2025.

(3)

PSAs with a grant date in fiscal years 2025 and 2024 are reported assuming payout at maximum award levels, pursuant to SEC rules as the aggregate achievement of the performance metrics was trending above the target payout level as of June 30, 2025. Award shares that are earned vest in full following the three-year performance period.

(4)

Reflects fiscal year 2023 PSA, with 3-year performance period ending June 30, 2025, which vested on August 31, 2025. Award shares are presented as the actual amount earned and vested on August 31, 2025. Award values reflect the closing market price of Microsoft common stock on June 30, 2025.

(5)	Vests 5% quarterly following the vesting start date of November 30, 2020.

2025 PROXY STATEMENT	53

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Option Exercises and Stock Vested

This table provides information on an aggregate basis about stock awards that vested during the fiscal year ended June 30, 2025 for each of the Named Executives.

Microsoft has not granted stock options, other than options substituted in acquisitions, since 2003. No Named Executives held any Microsoft stock options during the fiscal year.

	Stock Awards
Named Executive	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting[1] ($)

Satya Nadella	265,106	110,586,317

Amy E. Hood	75,310	31,140,584

Judson B. Althoff	57,112	23,595,294

Takeshi Numoto	26,706	11,053,493

Bradford L. Smith	66,635	27,553,223

(1)	The value realized on vesting is calculated by multiplying the number of shares shown in the table by the market value of the shares on the vesting date.

Nonqualified Deferred Compensation

This table provides information about the Named Executives’ earnings and balances under our U.S. nonqualified Deferred Compensation Plan in fiscal year 2025. Microsoft does not contribute to the Deferred Compensation Plan.

Named Executive	Executive Contributions in Fiscal Year 2025[1] ($)	Aggregate Earnings in Fiscal Year 2025[2] ($)	Aggregate Balance at June 30, 2025[3] ($)

Satya Nadella	0	0	0

Amy E. Hood	0	0	0

Judson B. Althoff	0	0	0

Takeshi Numoto	0	1,180,483	10,002,748

Bradford L. Smith	0	0	0

(1)	These amounts are included in the Summary Compensation Table for fiscal year 2025.

(2)	None of the amounts in this column are included in the Summary Compensation Table because the earnings under the Deferred Compensation Plan were not preferential or above-market.

(3)	None of these balances were reported in the Summary Compensation Table in prior-year proxy statements.

Microsoft’s Deferred Compensation Plan is unfunded and unsecured. It allows participants to defer a specified percentage of their base salary (up to 75%) and/or eligible cash incentives (up to 100%). Participation in the Deferred Compensation Plan is limited to U.S. senior managers, including our U.S. Named Executives. Microsoft does not contribute to the Deferred Compensation Plan or guarantee any returns on participant contributions.

When an employee elects to participate in the Deferred Compensation Plan, the employee must specify the percentage of base salary and/or cash incentive award to be deferred and the timing of distributions. No withdrawals are permitted prior to the previously elected distribution date, other than withdrawals for certain severe financial hardships as permitted by applicable law. Amounts deferred under the Deferred Compensation Plan are credited with hypothetical investment earnings based on participant investment elections made from among deemed investment options available under the plan.

54

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Payments at Termination of Employment

This table shows the amounts that would have been payable to our Named Executives upon a termination of employment without cause or due to retirement on June 30, 2025, or at a termination due to death or disability on June 30, 2025, pursuant to our post-employment compensation arrangements as described on page 47. The equity values presented in the table below were valued using the closing stock price on June 30, 2025, which was $497.41 per share.

Named Executive	Without Cause[1] ($)	Retirement ($)	Death or Disability ($)

Satya Nadella	183,133,036	145,705,316	230,620,167

Amy E. Hood	49,071,710	—	69,522,996

Judson B. Althoff	44,328,656	—	64,217,123

Takeshi Numoto	19,396,811	—	25,290,811

Bradford L. Smith	51,351,340	37,062,019	64,235,527

(1)	Termination without cause includes incremental value associated with retirement-based stock vesting of SAs: $6,254,433 for Mr. Smith.

CEO Pay Ratio

For fiscal year 2025, the annual total compensation for the median employee of the Company (other than our CEO) was $200,972 and the annual total compensation of our CEO was $96,496,790. Based on this information, for fiscal year 2025 the ratio of the annual total compensation of our CEO to the annual total compensation of the median employee was 480 to 1. We believe this ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.

We identified our median employee from among our employees as of June 30, 2025, the last day of our fiscal year. To identify our median employee, we used a “total direct compensation” measure consisting of: (i) fiscal year 2025 annual base pay (salary or gross wages for hourly employees, excluding paid leave), which we annualized for any permanent employees who commenced work during the year, (ii) target bonuses and cash incentives payable for fiscal year 2025 (excluding allowances, relocation payments, and profit-sharing), and (iii) the dollar value of SAs and target PSAs granted in fiscal year 2025. Compensation amounts were determined from our human resources and payroll systems of record. Payments not made in U.S. dollars were converted to U.S. dollars using 12-month average exchange rates for the year. To identify our median employee, we then calculated the total direct compensation for our global employee population and excluded employees at the median who had anomalous compensation characteristics.

2025 PROXY STATEMENT	55

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Pay Versus Performance
This section provides disclosure
about
the relationship between executive compensation actually paid to our principal executive officer (“PEO”) and
Non-PEO
Named Executives and certain financial performance measures of the Company for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation
S-K
under the Securities Exchange Act of 1934 (the “Pay Versus Performance Rules”) and does not necessarily reflect how the Compensation
Committee
evaluates compensation decisions.
Pay for Performance Table

Year 1 (a)	Summary Compensation Table Total for PEO ($) (b)	Compensation Actually Paid to PEO 2 ($) (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers 2 ($) (e)	Value of Initial Fixed $100 Investment Based On: 3		Net Income ($) (in millions) (h)	Microsoft Incentive Plan Revenue 4 ($) (in billions) (i)
					Microsoft Total Shareholder Return ($) (f)	Peer Group Total Shareholder Return ($) (g)

2025	96,496,790	131,138,799	24,456,053	31,268,315	255	276	101,832	289.18

2024	79,106,183	171,304,590	21,081,007	40,171,628	227	243	88,136	246.12

2023	48,512,537	93,155,708	16,009,805	29,971,655	172	168	72,361	220.08

2022	54,946,310	56,936,384	20,074,444	20,494,054	128	123	72,738	206.67

2021	49,858,280	139,060,569	22,306,746	40,461,050	134	150	61,271	170.54

(1)
The
Non-PEO
Named Executives for fiscal year 2025 were: Amy E. Hood, Judson B. Althoff, Takeshi Numoto, and Bradford L. Smith. The
Non-PEO
Named Executives for each of fiscal years 2024, 2023, and 2022 were: Amy E. Hood, Judson B. Althoff, Bradford L. Smith, and Christopher D. Young. The
Non-PEO
Named Executives for fiscal year 2021 were: Amy E. Hood, Jean-Philippe Courtois, Bradford L. Smith, and Christopher D. Young.

(2)
The dollar amounts reported represent the amount of “compensation actually paid,” as calculated in accordance with the Pay Versus Performance Rules. These dollar amounts do not reflect the actual amounts of compensation earned by or paid to our Named Executives during the applicable year. For purposes of calculating “compensation actually paid,” the fair value of equity awards is calculated in accordance with FASB ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table (refer to “Named Executive Officer Compensation – Fiscal Year 2025 Compensation Tables – Summary Compensation Table” for additional information).
The “compensation actually paid” for fiscal years 2023, 2022, and 2021 has been updated from the amounts in Microsoft’s 2023 Proxy Statement to reflect the application of recent SEC guidance relating to retirement vesting treatment, which was issued following the filing of the 2023 Proxy Statement.

(3)
In accordance with the Pay Versus Performance Rules, Microsoft and Peer Group total shareholder return (“TSR”) is determined based on the value of an initial fixed investment through the end of the listed fiscal year. The Peer Group TSR set forth in this table was determined using the Nasdaq Computer Index, which we also use in preparing the stock performance graph required by Item 201(e) of Regulation
S-K
for our Annual Report for the fiscal year ended June 30, 2025.

(4)
We have determined that Microsoft Incentive Plan Revenue (as defined on page
41
) is the financial performance measure that, in the Company’s assessment, represents the most important financial performance measure used to link “compensation actually paid” to our Named Executives, for fiscal year 2025, to company performance (the “Company Selected Measure” as defined in the Pay Versus Performance Rules).

The following table shows the fiscal 2025 amounts deducted from and added to the Summary Compensation Table total
compensation to calculate the “compensation actually paid” to our PEO and
Non-PEO
Named Executives in accordance with the Pay Versus Performance Rules.

	PEO ($)	Average for Non-PEO NEO ($)

Summary Compensation Table (“SCT”) Total	96,496,790	24,456,053

Amounts Reported as ‘Stock Awards’ in SCT	(84,245,496)	(20,371,476)

Fair Value of Equity Awards Granted in the Year and Unvested as of Year End	107,802,587	25,076,581

Change in Fair Value of Outstanding and Unvested Equity Awards, Granted in Prior Fiscal Years	18,791,533	3,904,049

Change in Fair Value of Equity Awards Vested, Granted in a Previous Year	(7,706,615)	(1,796,892)

Compensation Actually Paid	131,138,799	31,268,315

56

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Financial Performance Measures
In accordance with the Pay Versus Performance Rules, the following table lists the financial performance measures that, in the Company’s assessment, represent the most important financial performance measures used to link “compensation actually paid” to our Named Executives, for fiscal year 2025, to Company performance, as further described in our Compensation Discussion and Analysis within the sections titled “Annual Cash Incentives” (see page 37) and “Equity Compensation” (see pages 38-39).

Most Important Performance Measures

Microsoft Incentive Plan Revenue (Company Selected Measure)

Relative TSR as compared to the S&P 500

Azure and Other Cloud Services Revenue

Microsoft Cloud Revenue, excluding Azure and Other Cloud Services

Microsoft Incentive Plan Operating Income
Relationship Between “Compensation Actually Paid” and Performance Measures
In accordance with the Pay Versus Performance Rules, the below charts illustrate how “compensation actually paid” (“CAP”) to our Named Executives aligns with Microsoft’s financial performance as measured
by our TSR, our Peer Group TSR (Nasdaq
Computer
Index), our net income, and Microsoft Incentive Plan Revenue.

Compensation Actually Paid vs. Microsoft TSR vs. Peer Group TSR

Compensation Actually Paid (in millions)
Value of initial $100 investment from June 30, 2020 (in dollars)
300
250
200
150
100
50
0
$139
$40
$57
$20
$93
$30
$171
$40
$131
$31
$150
$134
$128
$123
$172
$168
$243
$227
$276
$255
2021
2022
2023
2024
2025
PEO CAP
Average for Non-PEO NEOs CAP
Microsoft TSR
Peer Group TSR

2025 PROXY STATEMENT	57

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Compensation Actually Paid vs. Net Income vs. Incentive Plan Revenue

Compensation Actually Paid (in millions)
Net Income and Microsoft Incentive Plan Revenue (in billions)
300
250
200
150
100
50
0
$171
$207
$220
$246
$289
$139
$40
$57
$20
$93
$30
$171
$40
$131
$31
$61
$73
$72
$88
$102
2021
2022
2023
2024
2025
PEO CAP
Average for Non-PEO NEOs CAP
Net Income
Incentive Plan Revenue

58

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Equity Award Grant Practices

Microsoft has not granted stock options or similar awards, other than options substituted in acquisitions, since 2003. During fiscal year 2025, no Named Executive was awarded stock options, no Named Executives held any Microsoft stock options, and Microsoft did not time the disclosure of material nonpublic information or grants for the purpose of affecting the value of executive compensation.

Equity Compensation Plan Information

This table provides information about shares of Microsoft common stock that may be issued under our equity compensation plans approved by shareholders and plans not approved by shareholders (if any) as of June 30, 2025. Under the 2017 and 2001 Stock Plans, no option or stock appreciation rights may be repriced, replaced, regranted through cancellation, repurchased for cash or other consideration, or modified without shareholder approval (except in connection with a change in our capitalization) if the effect would be to reduce the exercise price for the shares underlying the award.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights[1] (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights[2] ($)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))[3] (c)

Equity compensation plans approved by security holders	81,687,793	$56.41	161,129,962

Equity compensation plans not approved by security holders	0	N/A	0

Total	81,687,793	$56.41	161,129,962

(1)

Represents shares issuable upon vesting of outstanding SAs granted under the 2017 and 2001 Stock Plans and PSAs for which there is a grant date under FASB ASC Topic 718, which assume target performance; includes shares under PSAs and options granted under our plans in connection with acquisitions.

(2)	The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding stock awards, which have no exercise price.

(3)	Includes 62,475,861 shares remaining available for issuance as of June 30, 2025 under the Employee Stock Purchase Plan, after the exercise of purchase rights on that date.

Principal Shareholders

This table lists all entities that are the beneficial owner of more than 5% of Microsoft common stock.

Name	Amount and Nature of Beneficial Ownership as of 09/30/2025	Percent of Class to be Voted During the Meeting

The Vanguard Group, Inc. 100 Vanguard Blvd., Malvern, PA 19355	664,882,153¹	8.95%

BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	540,020,228²	7.30%

(1)

All information about The Vanguard Group, Inc. is based on a Schedule 13G/A filed with the SEC on February 13, 2024. The Vanguard Group, Inc. reported that it has no sole voting power with respect to shares of common stock, sole dispositive power with respect to 633,135,715 shares of common stock, shared voting power of 9,755,991 shares of common stock, and shared dispositive power of 31,746,438 shares of common stock.

(2)

All information about BlackRock, Inc. is based on a Schedule 13G/A filed with the SEC on February 13, 2024. BlackRock, Inc. reported that it has sole voting power with respect to 487,219,696 shares of common stock, sole dispositive power with respect to 540,020,228 shares of common stock, and no shared voting or shared dispositive power.

2025 PROXY STATEMENT	59

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Stock Ownership Information

As of September 30, 2025, this table describes the number of shares of our common stock beneficially owned, and the additional underlying shares or stock units held, by each director, director nominee, Named Executive, and all directors and executive officers as a group, together with additional underlying shares or stock units as described in Notes 2 through 4 to the table.

In computing the number and percentage of shares beneficially owned by each person under the Common Stock column below, we have included any shares of our common stock that could be acquired within 60 days of September 30, 2025, by exercising options, vesting SAs, or receiving shares credited under the Deferred Compensation Plan for Non-Employee Directors. These shares, however, are not counted in computing the percentage ownership of any other person.

	Beneficial Ownership
Name	Common Stock[1,2]		Percent of Common Stock	Additional Underlying Shares or Stock Units[3,4]	Total[5]

Reid G. Hoffman	15,905	[6]	*	16,217	32,122

Hugh F. Johnston	8,032	[7]	*	1,130	9,162

Teri L. List	25,600	[8]	*	0	25,600

Catherine MacGregor	0		*	1,487	1,487

Mark A. L. Mason	1,400		*	0	1,400

Sandra E. Peterson	30,682		*	0	30,682

Penny S. Pritzker	25,552	[9]	*	0	25,552

John David Rainey	6,498		*	0	6,498

Carlos A. Rodriguez	4,381		*	0	4,381

Charles W. Scharf	45,142	[10]	*	0	45,142

John W. Stanton	82,252	[11]	*	0	82,252

Emma N. Walmsley	9,913		*	830	10,743

Satya Nadella	900,572	[12]	*	0	900,572

Amy E. Hood	465,746		*	65,398	531,144

Judson B. Althoff	82,187		*	63,374	145,561

Takeshi Numoto	32,582		*	26,049	58,631

Bradford L. Smith	402,131		*	26,151	428,282

Directors and Executive Officers as a Group (18 people)	2,279,620	[13]	*	N/A	N/A

*	Less than 1%

(1)	Beneficial ownership represents sole voting and investment power.

(2)

For directors, includes shares credited under the Deferred Compensation Plan for Non-Employee Directors that may be distributable within 60 days of September 30, 2025: Mr. Johnston, 282; Ms. List, 22,925; Ms. Peterson, 25,282; Ms. Pritzker, 13,552; and Mr. Rodriguez, 4,381.

(3)

For directors, includes shares credited under the Deferred Compensation Plan for Non-Employee Directors not beneficially owned because they are not payable within 60 days following termination of Board service: Mr. Hoffman, 16,217; Mr. Johnston, 1,130; Ms. MacGregor, 1,487; and Ms. Walmsley, 830.

(4)	For Named Executives, includes unvested SAs not beneficially owned because they do not vest within 60 days of September 30, 2025.

(5)	For Named Executives, excludes unvested PSA shares not beneficially owned that would vest if an Executive Officer retired from Microsoft.

(6)	Includes 15,905 shares held by a family trust.

(7)	Excludes 68 shares held by a family trust, to which Mr. Johnston disclaims beneficial ownership.

(8)	Includes 2,675 shares held by a family trust.

(9)	Includes 12,000 shares held by a family trust.

(10)	Includes 525 shares held by a family trust.

(11)	Includes 3,622 shares held by a family trust.

(12)	Includes 109,720 shares held by a Grantor Retained Annuity Trust.

(13)

Includes 66,422 shares credited under the Deferred Compensation Plan for Non-Employee Directors that may be distributable within 60 days of September 30, 2025. Excludes 6,498 shares held by new director nominee Mr. Rainey.

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3. Audit Committee Matters

Audit Committee Report

Charter and Responsibilities

The Audit Committee operates under a written charter adopted by the Board of Directors. It is available on our website at aka.ms/policiesandguidelines. The charter, which was last amended effective July 1, 2023, includes a calendar that outlines the Committee’s duties and responsibilities. The Committee reviews the charter and calendar annually and works with the Board of Directors to amend them as appropriate to reflect the evolving role of the Committee.

The Board has the ultimate authority for effective corporate governance, including oversight of the management of Microsoft. The Audit Committee assists the Board in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of Microsoft, the audits of Microsoft’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as Microsoft’s independent auditor, and the performance of Microsoft’s internal auditor.

The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of Microsoft’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of Microsoft’s system of internal control. Microsoft’s independent auditor, Deloitte & Touche LLP (“Deloitte & Touche”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America (“GAAP”). The independent auditor is also responsible for expressing an opinion on the effectiveness of Microsoft’s internal control over financial reporting.

Fiscal Year 2025 Activity

During fiscal year 2025, the Audit Committee fulfilled its duties and responsibilities as outlined in the charter and the accompanying calendar. The Committee meets twice each quarter; once in connection with quarterly Board of Directors meetings and once to review the quarterly Form 10-Q or annual Form 10-K. In addition, the Committee meets as needed to address emerging accounting, compliance, or other matters, or for educational training. Specifically, the Committee:

•

Reviewed and discussed with management and the independent auditor Microsoft’s quarterly earnings press releases, consolidated financial statements, and related periodic reports filed with the Securities and Exchange Commission (“SEC”)

•

Reviewed and discussed with management, the internal auditor, and the independent auditor, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent auditor’s opinion about the effectiveness of Microsoft’s internal control over financial reporting

•	Reviewed and discussed with management, the internal auditor, and the independent auditor, as appropriate, the audit scopes and plans of both the internal auditor and the independent auditor

•

Inquired about significant business and financial reporting risks, reviewed Microsoft’s policies for risk assessment and risk management, and assessed the steps management is taking to control these risks

•

Met in periodic executive sessions with each of management, the internal auditor, and the independent auditor to discuss the results of the examinations by the independent and internal auditors, their evaluations of internal controls, and the overall quality of the Company’s financial reporting, and any other matters as appropriate

•

Met with the CEO and CFO to discuss the processes they have undertaken to evaluate the accuracy and fair presentation of the Company’s consolidated financial statements and the effectiveness of the Company’s systems of disclosure controls and procedures and internal control over financial reporting

•

Reviewed with management and the independent auditor the Company’s critical accounting policies, significant changes in the selection or application of accounting principles, the effect of regulatory and accounting initiatives on the Company’s consolidated financial statements, and critical audit matters addressed during the audit

2025 PROXY STATEMENT	61

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

•	Reviewed the Company’s related party transactions and Policy for Related Party Transactions

•	Received reports about the receipt, retention, and treatment of financial reporting and other compliance concerns

•	Reviewed and assessed the qualitative aspects of the Company’s compliance and ethics programs

•	Reviewed with the Chief Compliance Officer legal and regulatory matters that may have a material impact on the consolidated financial statements or internal control over financial reporting

Fiscal Year 2025 Financial Statements

The Audit Committee has reviewed and discussed with management and the independent auditor Microsoft’s audited consolidated financial statements and related footnotes for the fiscal year ended June 30, 2025, and the independent auditor’s report on those financial statements. Management represented to the Committee that Microsoft’s consolidated financial statements were prepared in accordance with GAAP. Deloitte & Touche presented the matters required to be discussed with the Committee by Public Company Accounting Oversight Board (“PCAOB”) standards and Rule 2-07 of SEC Regulation S-X. This review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of Microsoft’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in Microsoft’s consolidated financial statements, including the disclosures relating to critical accounting policies.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Microsoft’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, for filing with the SEC.

Independent Auditor Tenure and Rotation

As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent audit firm. Deloitte & Touche has been Microsoft’s independent auditor since the Company’s initial public offering in 1986. The Audit Committee believes that our long-term engagement of Deloitte has several benefits, including enhanced audit quality due to Deloitte’s significant institutional knowledge of our business, accounting policies and practices, and internal control over financial reporting, and elimination of time and expense inherent in onboarding a new independent auditor. Deloitte rotates its lead audit engagement partner every five years; the Audit Committee interviews proposed candidates and selects the lead audit engagement partner. Pursuant to this process, the Committee selected a new Deloitte & Touche lead audit engagement partner beginning with the fiscal year 2025 audit. The Audit Committee believes there are significant benefits to having an independent auditor with an extensive history with the Company. These include:

•

Higher quality audit work and accounting advice due to Deloitte & Touche’s institutional knowledge of our business and operations, accounting policies and financial systems, and internal control framework

•	Operational efficiencies and a resulting lower fee structure because of Deloitte & Touche’s history and familiarity with our business

Independence and Performance of Outside Audit Firm

The Audit Committee recognizes the importance of maintaining the independence of Microsoft’s independent auditor, both in fact and appearance, and takes a number of measures to ensure independence. The Committee leads the selection of the lead audit engagement partner, working with Deloitte & Touche with input from management. The Committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Committee or its delegate. This policy prohibits the independent auditor from providing non-audit services such as bookkeeping or financial systems design and implementation. The Company’s pre-approval policy is more fully described below in this Part 3 – Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor. The Committee has concluded that the amount and nature of those services provided was compatible with maintaining the independence of Deloitte & Touche. In addition, Deloitte & Touche has provided the Committee with the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Committee has reviewed these materials and discussed the firm’s independence with Deloitte & Touche.

As provided in its charter, in addition to evaluating Deloitte & Touche’s independence, the Audit Committee performed its annual assessment of Deloitte & Touche’s performance as independent auditor during fiscal year 2025. The Committee assessed the performance of the Deloitte & Touche lead audit engagement partner and the audit team. The Committee reviewed a variety of indicators of audit quality including:

•	The quality and candor of Deloitte & Touche’s communications with the Audit Committee and management

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•	How effectively Deloitte & Touche maintained its independence and employed its independent judgment, objectivity, and professional skepticism

•	The level of engagement and value provided by the Deloitte & Touche national office

•	The depth and expertise of the global Deloitte & Touche audit team

•	The quality of insight demonstrated in Deloitte & Touche’s review of the Company’s assessment of internal control over financial reporting and remediation of control deficiencies

•	Available external data about quality and performance, including reports of the PCAOB on Deloitte & Touche and its peer firms and Deloitte & Touche’s response to those reports

•	The appropriateness of Deloitte & Touche’s fees, taking into account the size and complexity of the Company and the resources necessary to perform the audit

•	Deloitte & Touche’s knowledge of our global operations, accounting policies and practices, and internal control over financial reporting

•	Deloitte & Touche’s tenure as the Company’s independent auditor and safeguards in place to maintain its independence

Recommendation of Deloitte & Touche as Independent Audit Firm for Fiscal Year 2026

As a result of its evaluation, the Audit Committee concluded that the selection of Deloitte & Touche as the independent registered public accounting firm for fiscal year 2026 is in the best interest of the Company and its shareholders.

Audit Committee

Hugh F. Johnston (Chair)

Teri L. List

Carlos A. Rodriguez

John W. Stanton

Fees Billed by Deloitte & Touche

This table presents fees for professional audit and other services rendered by Deloitte & Touche for the fiscal years 2025 and 2024.

Year ended June 30,	2025	2024

Audit Fees	$53,880,000	$56,280,000

Audit-Related Fees	19,470,000	18,643,000

Tax Fees	5,105,000	6,334,000

All Other Fees	10,000	10,000

Total	$78,465,000	$81,267,000

Audit Fees

These amounts represent fees of Deloitte & Touche for the audit of our annual consolidated financial statements, the review of consolidated financial statements included in our quarterly Form 10-Q reports, the audit of internal control over financial reporting, and the services that an independent auditor would customarily provide in connection with subsidiary audits, statutory requirements, regulatory filings, and similar engagements for the fiscal year, such as comfort letters, attest services, consents, and assistance with review of documents filed with the SEC. Audit fees also include procedures relating to accounting matters that arose in connection with or as a result of the audit or the review of periodic financial statements and statutory audits that non-U.S. jurisdictions require.

Audit-Related Fees

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of Microsoft’s consolidated financial statements or internal control over financial reporting. This category may include fees related to the performance of audits and attest services not required by statute or regulations; audits of our employee benefit plans; due

2025 PROXY STATEMENT	63

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diligence related to mergers, acquisitions, and investments; additional revenue and license compliance procedures related to the performance of review or audit of Microsoft’s consolidated financial statements; third-party assurance audits for cloud services; and accounting consultations about the application of GAAP to proposed transactions. Revenue assurance and license compliance includes procedures under contracts we have entered that provide for review by an independent accountant, and advice about controls associated with the completeness and accuracy of our software licensing revenue. These services support the evaluation of the effectiveness of internal control over revenue recognition and enhance the independent auditor’s understanding of our licensing programs and controls.

Tax Fees

Tax fees generally consist of tax compliance and return preparation, and tax planning and advice. Tax compliance and return preparation services consist of preparing original and amended tax returns and claims for refunds. Tax planning and advice services consist of support during income tax audits or inquiries.

All Other Fees

All other fees consist of permitted services other than those that meet the criteria above and include training activities, and subscriptions and surveys on economic, industry, accounting, and human resources topics.

The Audit Committee concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Deloitte & Touche.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee has a policy for pre-approval of all audit and permissible non-audit services provided by the independent auditor. Each year, the Committee approves the terms on which the independent auditor is engaged for the ensuing fiscal year. At least quarterly, the Committee reviews and, if appropriate, pre-approves services to be performed by the independent auditor, reviews a report summarizing fiscal year-to-date services provided by the independent auditor, and reviews an updated projection of the fiscal year’s estimated fees. The Committee, as permitted by its pre-approval policy, from time to time delegates the approval of certain permitted services or classes of services to a member of the Committee. The Committee then reviews the delegate’s approval decisions each quarter. Microsoft uses a centralized internal system to collect requests from Company personnel for services by the independent auditor to facilitate compliance with this pre-approval policy.

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4. Proposals to be Voted on During the Meeting

Management Proposals

Proposal 1: Election of 12 Directors

The Board of Directors has nominated 12 directors for election during the 2025 annual shareholders meeting (“Annual Meeting”) to hold office until the 2026 annual shareholders meeting. Carlos Rodriguez is not seeking re-election and his Board service will end on the date of the Annual Meeting. The Board has nominated John David Rainey for election as a director. If elected, his term will begin on December 5, 2025. The Governance and Nominating Committee evaluated and recommended the nominees in accordance with its charter and our Corporate Governance Guidelines.

To be elected, a director must receive a vote of the majority of the votes cast.

Our Board of Directors recommends a vote FOR the election to the Board for each of the nominees listed below.

Reid G. Hoffman Age: 58 Director Since: 2017 Occupation: Partner, Greylock Partners	Hugh F. Johnston Age: 64 Director Since: 2017 Occupation: Senior Executive Vice President and CFO, The Walt Disney Company	Teri L. List Age: 62 Director Since: 2014 Occupation: Former Executive Vice President and CFO, The Gap, Inc.	Catherine MacGregor Age: 53 Director Since: 2023 Occupation: Group CEO and Director, Engie S.A.

Mark A. L. Mason Age: 56 Director Since: 2023 Occupation: CFO, Citigroup Inc.	Satya Nadella (Board Chair) Age: 58 Director Since: 2014 Occupation: Chairman and CEO, Microsoft Corporation	Sandra E. Peterson Age: 66 Director Since: 2015 Occupation: Lead Independent Director, Microsoft Corporation; Operating Partner, Clayton, Dubilier & Rice, LLC	Penny S. Pritzker Age: 66 Director Since: 2017 Occupation: Founder and Chairman, PSP Partners, LLC

John David Rainey Age: 55 Director Since: New Nominee Occupation: Executive Vice President and CFO, Walmart Inc.	Charles W. Scharf Age: 60 Director Since: 2014 Occupation: CEO, President, and Director, Wells Fargo & Company	John W. Stanton Age: 70 Director Since: 2014 Occupation: Founder and Chairman, Trilogy Partnerships	Emma N. Walmsley Age: 56 Director Since: 2019 Occupation: CEO and Director, GSK plc

2025 PROXY STATEMENT	65

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Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are asking for your advisory vote on the following resolution (“say-on-pay vote” resolution):

“Resolved, that the shareholders approve, in a nonbinding vote, the compensation paid to the Company’s Named Executive Officers, as disclosed in Part 2 – Named Executive Officer Compensation.”

Receipt of a majority of the votes cast is required to approve this proposal. We hold our say-on-pay vote every year and expect to hold another say-on-pay vote at our 2026 Annual Meeting.

As described in detail in Part 2 – Named Executive Officer Compensation, we design our executive compensation program to attract, motivate, and retain the key executives who drive our success and industry leadership while considering Company and individual performance and alignment with the long-term interests of our shareholders. Please read the “Compensation Discussion and Analysis” and the compensation tables and narrative disclosure that follow it for additional details about our executive compensation program.

Our Board of Directors recommends a vote FOR approval, on a non-binding, advisory basis, of the compensation paid to our Named Executive Officers.

Proposal 3: Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2026

The Audit Committee has selected Deloitte & Touche LLP as Microsoft’s independent auditor for fiscal year 2026. The Board asks shareholders to ratify that selection. Although current law, rules, and regulations, and the charter of the Audit Committee require the Audit Committee to engage, retain, and supervise Microsoft’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Deloitte & Touche for ratification by shareholders as a matter of good corporate practice. As described in Part 3 – Audit Committee Matters, the Board considers the selection of Deloitte & Touche as Microsoft’s independent auditor for fiscal year 2026 to be in the best interests of Microsoft and its shareholders.

Receipt of a majority of the votes cast is required to approve this proposal. If the selection of Deloitte & Touche is not ratified, the Audit Committee will consider the result a recommendation to consider selection of a different firm.

The Board of Directors recommends a vote FOR the ratification of the independent auditor.

Proposal 4: Approval of the Microsoft Corporation 2026 Stock Plan

We are asking our shareholders to vote on a proposal to approve the Microsoft Corporation 2026 Stock Plan (the “2026 Stock Plan”). This will allow us to continue to award equity compensation, which incentivizes a long-term perspective on the Company’s business and creates strong alignment with shareholders.

The affirmative vote of a majority of the shares of common stock cast is required to approve this proposal.

The Board of Directors recommends a vote FOR approval of the Microsoft Corporation 2026 Stock Plan.

On September 16, 2025, after considering the recommendation of the Compensation Committee, our Board of Directors unanimously approved the 2026 Stock Plan, subject to approval by our shareholders at the Annual Meeting. The 2026 Stock Plan will become effective on March 1, 2026, if it is approved by our shareholders (the “Effective Date”).

The 2026 Stock Plan is intended to replace the Microsoft Corporation 2017 Stock Plan (the “2017 Stock Plan”) in its entirety. The purpose of the 2026 Stock Plan is to attract and retain employees, non-employee directors, and consultants, and to provide additional incentives to those persons to continue to work in the best interests of the Company and its shareholders. The 2026 Stock Plan also limits cash awards and stock awards payable to our non-employee directors as described below.

Subject to capitalization adjustments and the share counting provisions described below, the maximum aggregate number of shares available for issuance under the 2026 Stock Plan will not exceed the sum of (i) 226,000,000 shares, (ii) the number of shares of common stock available for future awards under the 2017 Stock Plan as of the Effective Date, and (iii) the number of undelivered

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shares subject to awards under the 2017 Stock Plan and the Microsoft Corporation 2001 Stock Plan (the “2001 Stock Plan”) that again become available for awards under the 2026 Stock Plan on or after the Effective Date.

In addition, consistent with applicable stock exchange rules, the 2026 Stock Plan provides that the share reserve may be increased without shareholder approval by the corresponding number of awards assumed or substituted in connection with mergers, reorganizations, separations, or other corporate transactions.

The maximum number of shares available for issuance under the 2026 Stock Plan as incentive stock options will be equal to 226,000,000 shares.

The 2026 Stock Plan contains substantially similar terms to the 2017 Stock Plan with a few minor changes and clarifications.

The changes and clarifications under the 2026 Stock Plan include:

•	Director Award Eligibility. The 2026 Plan expands the types of awards that may be granted to non-employee directors under the 2026 Plan.

•	Annual Director Share Limit. The 2026 Stock Plan provides for application of the plan’s capitalization adjustments to the non-employee director annual share limit under the 2026 Stock Plan.

•

Awards Subject to Clawback. The 2026 Stock Plan provides that awards will be subject to recoupment in accordance with the Company’s Executive Compensation Recovery Policy, any other recoupment policies adopted by the Company and/or applicable law, in each case, to the extent the applicable recipients of such awards are covered by such policies or law. The Committee may also impose such other clawback, recovery, or recoupment provisions in an award agreement as the Committee determines necessary or appropriate.

•

Fair Market Value. The 2026 Stock Plan provides that if the date of grant is not a trading day, the closing price per share on the most recent trading day will be used to determine the fair market value of a share for purposes of the plan.

•

Death or Disability Vesting. The 2026 Stock Plan provides that the vesting of performance-based stock awards in the event of an awardee’s termination of service due to death or disability will be determined at target levels, unless otherwise provided in the applicable award agreement.

•

Impact of a Change of Control. The 2026 Stock Plan clarifies the treatment of awards granted under the 2026 Stock Plan in the event of a Change of Control and narrows the definition of Change of Control to better align with market practice.

The terms and conditions of awards granted under the 2017 Stock Plan and the 2001 Stock Plan prior to the Effective Date of the 2026 Stock Plan will not be affected by the adoption or approval of the 2026 Stock Plan. After the Effective Date, no new grants will be made under the 2017 Stock Plan. If the 2026 Stock Plan is not approved by shareholders, no awards will be made pursuant to the terms of the 2026 Stock Plan and the Company will continue to grant awards to employees, directors, and consultants under the 2017 Stock Plan.

Reasons to Approve the 2026 Stock Plan

We consider equity compensation to be a vital element of our employee compensation program and believe that the continued ability to grant stock awards at competitive levels is in the best interest of the Company and its shareholders. The Board believes the 2026 Stock Plan is a critical incentive and retention tool. The Company believes that paying a significant portion of annual variable compensation in the form of equity awards that vest over multiple years is an effective method of aligning the interests of senior employees with those of our shareholders, encouraging ownership in the Company, and retaining, attracting, and rewarding talented employees. We also believe that paying the majority of the base annual retainer for our non-employee directors in stock awards aligns the interests of directors and shareholders.

In fiscal year 2025, the majority of our executive officers’ pay was awarded in the form of stock-based compensation, as described in the Compensation Discussion and Analysis above, as was the majority of the base annual retainer for our non-employee directors. In fiscal year 2025, we granted stock awards to employees and non-employee directors covering 38,459,416 shares (which number includes performance stock award shares at target payout levels, and excludes awards granted solely for substitution of awards assumed in acquisitions). Therefore, approval of the 2026 Stock Plan is critical for the Company’s ability to attract and retain talented individuals in employee and director roles. While we do not have a practice of granting stock-based compensation to consultants, we want to preserve the ability to grant awards to consultants who directly provide personal services to the Company in the future.

2025 PROXY STATEMENT	67

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Our Board believes that the 226,000,000 new shares available for grant under the 2026 Stock Plan would provide sufficient shares for the equity-based compensation needs of the Company for approximately five years after the Effective Date. This estimate is based on our average burn rate over the past three years, excluding awards granted in substitution of acquired company awards, as described below. The actual amount of time will vary depending on factors such as changes in employee headcount, future forfeitures and cancellations, future acquisitions, and the Company’s stock price. If shareholders do not approve the 2026 Stock Plan, we believe our future ability to issue stock-based awards will be limited to approximately two years, adversely affecting our business.

The 2026 Stock Plan includes provisions designed to protect shareholder interests and appropriately reflect our compensation philosophy and developments in our compensation practices. These features include:

•

No “Evergreen” Provision. The 2026 Stock Plan does not contain an annual “evergreen” provision. The 2026 Stock Plan authorizes a fixed number of shares, so that shareholder approval is required to issue any additional shares.

•

No Liberal Share Counting or Recycling. Shares used to satisfy the exercise price of an option or tax withholding obligation of an award, shares repurchased by us with the proceeds of an option exercise, and shares underlying any exercised SARs, will not become available again for issuance under the 2026 Stock Plan.

•	No Single-Trigger Change in Control. Awards do not automatically accelerate upon a change in control under the terms of the 2026 Stock Plan.

•

Disclosure of Change in Control Vesting Treatment of Performance-Based Awards. The 2026 Stock Plan discloses the specific vesting treatment for performance-based awards in connection with a change in control.

•

No Dividends and Dividend Equivalents on Unvested Share Awards. Dividends and dividend equivalents will not be paid or settled with respect to any share award granted under the 2026 Stock Plan until the underlying shares or units vest.

•

Repricing Not Allowed. The 2026 Stock Plan prohibits repricing, replacing, regranting through cancellation, repurchasing for cash or other consideration, or modifying (other than in connection with a capitalization adjustment) options or stock appreciation rights (SARs) without shareholder approval if the effect would be to reduce the exercise price of such options or SARs.

•

No Discounted Stock Options or SARs. All stock options and SARs granted under the 2026 Stock Plan must have an exercise or strike price equal to or greater than the fair market value of Company common stock on the date the stock option or SAR is granted (other than options converted from or granted in substitution of acquired company stock options and SARs).

•

Senior Leadership Awards Subject to Clawback. Awards to Senior Leadership Team members are subject to the Company’s Executive Compensation Recovery Policy, which applies in the event of a restatement or misconduct.

•

Limit on Awards. The 2026 Stock Plan limits the number of shares that may be granted to any one employee or consultant during any one fiscal year and provides for an annual limit on awards to each of our non-employee directors.

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Burn Rate and Overhang

Our stock-based compensation model, including the broad-based participation of our employees and directors, and the portion of equity compensation paid to our senior executives, results in a “burn rate,” or share utilization rate, presented in the table below. The table summarizes the number of awards granted and the burn rate for each of the last three fiscal years.

	FY23	FY24	FY25

Stock options[1]

(a) Granted	0	0	0

(b) Assumed in acquisitions	12,332	85,059	0

Restricted stock and time-based restricted stock units

(c) Granted	54,581,047	38,096,132	37,950,910

(d) Assumed in acquisitions	0	2,641,454	0

Performance share units and performance-based restricted stock units[2]

(e) Granted	694,404	1,276,407	508,506

(f) Assumed in acquisitions	0	0	0

(g) Earned	782,024	567,070	765,480

(h) Increase in diluted shares due to equity awards (a + c + e)	55,275,451	39,372,539	38,459,416

(i) Weighted average common shares outstanding	7,446,000,000	7,431,000,000	7,433,000,000

(j) Burn rate (a + c + e / i)[3]	0.74%	0.53%	0.52%

(1)	No SARs were granted.

(2)

Includes total target number of shares subject to performance stock awards including the portion for which there is no accounting grant date. If the maximum number of shares subject to performance stock awards were reflected, awards granted in row (e) would be as follows:

	FY23	FY24	FY25

(e) Granted	1,916,471	2,582,456	1,419,283

(3)

The burn rate calculation excludes awards that were granted in substitution of acquired company awards. The burn rate is not adjusted for forfeitures and expirations, which would reduce the burn rate if considered.

The Company recognizes that, as commonly calculated, the total potential dilution or “overhang” from the adoption of the 2026 Stock Plan would be 5.34%. The overhang assumes that the 226,000,000 new shares are available to grant as of the record date, and is calculated as follows:

Shares available and outstanding under stock plans as of the record date	Weighted average exercise price	Shares

New shares available under the 2026 Stock Plan		226,000,000

Shares remaining available under the 2017 Stock Plan and 2001 Stock Plan[1]		78,437,585

(a) Total shares available for issuance		304,437,585

Shares underlying previously granted outstanding stock awards (includes performance stock awards at target)		91,842,011

Shares underlying previously granted outstanding stock options[2]	$57.70	300,631

(b) Total outstanding stock awards and stock options		92,142,642

(c) Common shares outstanding		7,433,087,554

Overhang (a + b / c)		5.34%

(1)

Includes 1,010,899 shares that remain available for future awards under the 2001 Stock Plan. Shares available under the 2001 Stock Plan as of the Effective Date will not be available for future awards under the 2026 Stock Plan, except for undelivered shares subject to awards under the 2001 Stock Plan that again become available for awards under the 2026 Stock Plan on or after the Effective Date.

(2)	All stock options were granted in substitution for options of employees of acquired companies and have a weighted average remaining contractual life of 3.25 years.

2025 PROXY STATEMENT	69

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Description of the 2026 Stock Plan

A description of the material terms of the 2026 Stock Plan are summarized below. The 2026 Stock Plan is set forth in its entirety as Annex A to this Proxy Statement, and all descriptions of the 2026 Stock Plan contained in this Proposal No. 4 are qualified by reference to Annex A.

Overview

The purposes of the 2026 Stock Plan are to attract and retain employees providing personal services to the Company (or to any parent or subsidiary of the Company), consultants directly providing personal services to the Company, and knowledgeable, independent non-employee directors of the Company, and to provide additional incentives to those persons to continue to work in the best interests of the Company and its shareholders and increase long-term shareholder value by pursuing the long-term growth, profitability, and financial success of the Company. Restricted stock and stock awards (together, “share awards”), stock options, SARs, and cash-based director fee awards (collectively, “awards”) may be granted under the 2026 Stock Plan. Options granted under the 2026 Stock Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), or nonqualified stock options.

Administration

The 2026 Stock Plan is administered by the Committee. The Committee may delegate its authority to administer the 2026 Stock Plan to the extent permitted by applicable law. The Board, at its discretion, may take any action that the Committee may take under the 2026 Stock Plan and may grant awards to non-employee directors.

Eligibility

Awards under the 2026 Stock Plan may be granted to employees of the Company or its subsidiaries, consultants who are directly engaged by, and paid by, the Company, to render personal services to the Company (other than non-employee directors) (“consultants”), and non-employee directors of the Company’s board of directors. As of the record date, the Company and its subsidiaries had approximately 217,600 employees, the Company had approximately 500 consultants, and the Company had 11 non-employee directors.

Incentive stock options may be granted only to employees of the Company or its subsidiaries. Director fee awards may be granted only to non-employee directors of the Company. Share awards, nonqualified stock options, and SARs awards may be granted under the 2026 Stock Plan to employees of the Company and its subsidiaries, to consultants, and to non-employee directors. The Committee, in its discretion, will select the employees and consultants to whom share awards, options, and SARs will be granted, the time or times when such awards are granted, and the number of shares subject to each grant.

The Board, in its discretion, will select the non-employee directors to whom share awards, nonqualified stock options, SARs, and director fee awards will be granted, the time or times when such awards are granted, the type of award, and the number of shares subject to each grant, as applicable.

Term

Generally, the term of a stock option or SAR may be no more than ten years from the date of grant. No option or SAR may be exercised after the expiration of its term.

Types of Awards

The 2026 Stock Plan provides for grants of the following types of equity-based awards to employees, consultants, and non-employee directors, and cash-based awards to directors. Each equity-based award (other than a share award for fully vested shares without additional terms, conditions, or restrictions or a replacement (conversion) option) will be evidenced by an award agreement between the Company and the individual awardee, which will govern that award’s terms and conditions. The means of payment, if any, for shares issued upon exercise of an award will be specified in each award agreement.

Options. A stock option entitles the awardee to purchase shares of Company common stock at a fixed exercise price. The Committee will determine the exercise price for the shares of common stock underlying each option at the time such award is granted. The per share exercise price of any incentive stock option shall be no less than 100% of the fair market value per share on the date of grant. However, if the incentive stock option is granted to an employee who at the time of grant owns shares representing more than 10% of the voting power of the Company, the per share exercise price shall be no less than 110% of the fair market value per share on the date of grant. The exercise price for shares subject to a nonqualified stock option may not be less than 100% of the fair market value of the common stock on the date such award is granted, except that certain replacement

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(conversion) options with lower exercise prices for the underlying shares may be granted, in connection with acquisitions. The fair market value price for a share of Company common stock underlying each option award is the closing price per share on Nasdaq on the date the option award is granted (or, if the date of grant is not a trading day, the closing price per share on Nasdaq on the most recent trading day preceding the date of grant). No award may be repriced, replaced, regranted through cancellation, or modified without shareholder approval (except in connection with a change in the Company’s capitalization or a similar event), if the effect would be to reduce the exercise price for the shares underlying the award.

Stock appreciation rights (“SARs”). Upon exercise of a SAR, the awardee will be entitled to receive the excess of the fair market value on the exercise date of the Company common shares underlying the SAR over the aggregate base price applicable to such shares, provided that the base price per share may not be less than the fair market value of such shares on the grant date. Distributions to the awardee may be made in common stock, in cash, or in a combination of stock and cash, as determined by the Committee. The Committee will determine the exercise price for the shares of common stock underlying a SAR at the time the award is granted. The exercise price for shares subject to a SAR may not be less than 100% of the fair market value of the common stock on the date the award is granted. The fair market value price for a share of Company common stock underlying each SAR award is the closing price per share on Nasdaq on the date the award is granted. No award may be repriced, replaced, regranted through cancellation, or modified without shareholder approval (except in connection with a change in the Company’s capitalization or similar event), if the effect would be to reduce the exercise price for the shares underlying the award.

Share awards. Share awards may take the form of restricted stock awards, stock awards, or other grants of shares or rights to receive shares or their cash equivalent (or both). A restricted stock award is a grant of shares that is subject to certain specified restrictions. A stock award is an unfunded and unsecured promise to deliver shares or their cash equivalent (or both), subject to certain restrictions. Unless the Committee determines otherwise, except as provided below for death, disability, or Change in Control (as defined below), the award agreement will provide that any non-vested stock underlying the share award is forfeited back to the Company upon the awardee’s cessation of continuous status for any reason.

Dividends and dividend equivalents. Award agreements under the 2026 Stock Plan may provide for dividend or dividend equivalents for any share awards, payable in cash or shares. Dividends and dividend equivalents will be subject to the same vesting and performance conditions and payment dates as the underlying share award and will not be released to an awardee until the award to which they pertain has vested.

Non-employee director awards. The 2026 Stock Plan allows for grants of share awards, nonqualified stock options, SARs, and cash-based director fee awards to non-employee directors of the Company for their service as directors, subject to the limits set forth under “Shares Subject to the 2026 Stock Plan; Other Limitations of Awards; Adjustments to Shares Subject to the 2026 Stock Plan.”

Available Shares

Subject to capitalization adjustments and the share counting provisions described below, the maximum aggregate number of shares available for issuance under the 2026 Stock Plan will not exceed the sum of (i) 226,000,000 shares, (ii) the number of shares of common stock available for future awards under the 2017 Stock Plan as of the Effective Date, and (iii) the number of undelivered shares subject to awards under the 2017 Stock Plan and the 2001 Stock Plan that again become available for awards under the 2026 Stock Plan on or after the Effective Date. The estimated aggregate number of shares of Company common stock available for grant under the 2026 Stock Plan, calculated as of the record date, is 303,426,686, plus the number of undelivered shares subject to awards under the 2017 Stock Plan and the 2001 Stock Plan that again become available for awards under the 2026 Stock Plan on or after the Effective Date.

Shares Subject to the 2026 Stock Plan; Other Limitations of Awards; Adjustments to Shares Subject to the 2026 Stock Plan

Shares subject to the 2026 Stock Plan. Available shares may be authorized but unissued shares or shares previously issued and reacquired by the Company. If an award under the 2026 Stock Plan, the 2017 Stock Plan, or the 2001 Stock Plan expires, terminates, is settled in cash, or is cancelled or forfeited, without delivery of shares, or otherwise results in the return of shares to the Company on or after the Effective Date, the undelivered shares covered by the award will again become available for other awards under the 2026 Stock Plan. In no event will any of the following shares again become available for others awards under the 2026 Stock Plan: (i) previously issued shares tendered or unissued shares withheld in respect of taxes, (ii) previously issued shares tendered or unissued shares withheld to pay the exercise price of options, (iii) shares repurchased by the Company from the awardee with the proceeds from the exercise of options, and (iv) shares underlying any exercised SARs.

Annual limitations on employee and consultant awards. The 2026 Stock Plan provides that the maximum number of shares with respect to which an award or awards of options or SARs may be granted to any employee or consultant in any one taxable year of the Company will not exceed 20,000,000 common shares for options or SARs or 5,000,000 for share awards, in each case, subject to

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capitalization adjustments described below (the “Service Provider Share Limits”). Notwithstanding any designation, to the extent that the aggregate fair market value of the shares with respect to which options designated as incentive stock options are exercisable for the first time by any employee during any calendar year (under all plans of the Company) exceeds $100,000, the options will be treated as nonqualified stock options. In addition, subject to capitalization adjustments described below, no more than 226,000,000 shares may be issued through the grant of incentive stock options under the 2026 Stock Plan (the “ISO Share Limit”).

Annual limitations on director awards. Subject to capitalization adjustments described below, the aggregate director fee awards and stock awards to any individual non-employee director in respect of any fiscal year of the Company, solely with respect to service as a non-employee director, may not exceed 20,000 shares (or, in the event the award is paid in cash, the equivalent cash value thereof as determined by the Board based on the market price of the Company common stock on the last trading day before the date of payment) (the “Director Share Limit”). The Board may make exceptions to these limits for individual non-employee directors in extraordinary circumstances, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Adjustments to shares subject to the 2026 Stock Plan. If any change is made to the Company’s common shares by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, or other change affecting the outstanding shares as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the 2026 Stock Plan, (ii) the ISO Share Limit, the Service Provider Share Limits, and the Director Share Limit, (iii) the number and/or class of securities and/or the price per share covered by outstanding awards under the 2026 Stock Plan, and (iv) the limit on nonqualified stock options and SARs with an exercise price of less than fair market value on the grant date. Such adjustments also may be made in the event of any distribution of assets to shareholders other than a normal cash dividend. In determining adjustments to be made under these provisions, the Board may consider such factors as it deems appropriate. Any such adjustments to outstanding awards will be carried out in a manner that precludes the enlargement of rights and benefits under such awards.

Shareholder Rights

An awardee will not be entitled to the privileges of ownership, including voting rights, in respect of the shares of common stock underlying an award until such shares have been issued and delivered to the awardee.

Death or Disability

If an employee awardee’s employment terminates because of his or her death or total and permanent disability, then his or her outstanding but unvested stock awards will become immediately vested (with any performance-based stock awards for which the performance period has not yet been completed, vesting at the target level), unless otherwise provided in the applicable award agreement. Such vesting does not apply to other types of awards or to stock awards that are substituted in connection with mergers, reorganizations, separations, or other transactions.

Nontransferability of Awards

Unless otherwise determined by the Committee, awards granted under the 2026 Stock Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the awardee’s lifetime only by the awardee, provided that the Committee may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

Impact of a Change in Control

In the event of a Change in Control (as defined below), the Committee may (a) provide for the assumption of or the issuance of substitute awards, and/or (b) to the extent the affected awards (whether vested or unvested) are not assumed or substituted as provided for in (a), settle awards (whether vested or unvested) for an amount of cash or securities equal to their value (determined without regard to any vesting conditions) (such amount to be equal to the in-the-money spread value, if any, in the case of stock options and stock appreciation rights), as determined by the Committee. If the consideration paid in the Change in Control includes contingent value rights, earnout or indemnity payments, or similar payments, then the Committee will determine if awards settled pursuant to item (a) and/or (b) above are (i) valued at closing taking into account such contingent consideration (with the value determined by the Committee) or (ii) entitled to a share of such contingent consideration. In the event of a Change in Control where all options and stock appreciation rights are settled for an amount (as determined by the Committee) of cash or securities,

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the Committee may terminate any option or stock appreciation rights for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified above may be taken in the event of a merger or other corporation reorganization that does not constitute a Change in Control.

As of the Change in Control date, prior to application of the treatment described in items (a) and/or (b) above, any outstanding awards subject to performance conditions will be deemed earned at the actual performance level at the date of the Change in Control (as determined by the Committee) with respect to all open performance periods and will continue to be subject to time-based vesting following the Change in Control in accordance with the original vesting terms.

In the case of a non-employee director awardee, notwithstanding the vesting provisions contained in the award agreement granting a stock award, the stock award shall become fully vested and nonforfeitable if, on or within one year after a Change in Control, that non-employee director shall cease for any reason to be a member of the Board.

A “Change in Control” as defined in the 2026 Stock Plan generally means:

(i)	during any period of not more than 36 months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;

(ii)	any “person” (as that term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this clause (ii) will not be deemed to be a Change in Control by virtue of the ownership, or acquisition, of Company Voting Securities: (A) by the Company, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (D) pursuant to a Non-Qualifying Transaction (as defined in clause (iii) of this definition);

(iii)	the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity), and (C) at least a majority of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination that satisfies all of the criteria specified in (A), (B), and (C) of this clause (iii) will be deemed to be a “Non-Qualifying Transaction”); or

(iv)	the consummation of a sale of all or substantially all of the Company’s assets (other than to an affiliate of the Company).

Impact of Dissolution or Liquidation

In the event of the proposed dissolution or liquidation of the Company, awards will terminate immediately prior to consummation of the proposed action, unless otherwise provided by the Committee. The Committee may declare that any award will terminate as of a date fixed by the Committee and give each awardee the right to exercise an award as to all or any part of the shares subject to an award, including shares as to which the award would not otherwise be exercisable.

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Substitutions and Assumptions

The Committee has the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other corporate transactions (as defined in Treasury Regulation 1.424-1(a)(3)), provided such substitutions and assumptions are not prohibited by Section 424 of the Code. The number of shares reserved under the 2026 Stock Plan may be increased without shareholder approval by the corresponding number of awards assumed or substituted.

Amendment and Termination of the 2026 Stock Plan

The Committee may amend or terminate the 2026 Stock Plan from time to time in such respects as the Committee may deem advisable. However, the Company shall obtain shareholder approval or ratification for any increase in the number of shares subject to the 2026 Stock Plan (other than in connection with the adjustment provisions of the 2026 Stock Plan and assumptions and/or substitutions of awards in connection with mergers, reorganizations, separations, or other corporate transactions), and for any option or stock appreciation right repricing, replacement, re-grant through cancellation, repurchase for cash or other consideration, or modification, in each case that reduces the exercise price for shares under the award. No such action by the Board, Committee, or shareholders may affect any award previously granted under the 2026 Stock Plan without the written agreement of the awardee; provided that the consent of an awardee is not necessary for a modification or amendment of the award, or the acceleration or deferral of the award’s vesting or exercise, that in the reasonable judgment of the Committee confers a benefit on the awardee or is made in connection with the 2026 Stock Plan’s provisions for adjustment of shares in the event of changes to the shares underlying the award or the distribution of assets to shareholders other than under a normal cash dividend. The 2026 Stock Plan remains in effect until terminated by action of the Committee or operation of law.

Compensation Recovery

The 2026 Stock Plan provides that all awards granted under the 2026 Stock Plan will be subject to recoupment in accordance with (i) the Company’s Executive Compensation Recovery Policy, (ii) any other recoupment policies that the Company adopts, and/or (iii) applicable law, in each case, to the extent the recipients of such awards are covered by such policies or law. Any awards which are subject to such policies or law will not be earned or vested, even if already granted, paid, or settled, until such policies or law cease to apply to such awards and any other vesting conditions applicable to such awards are satisfied. In addition, the Committee may impose such other clawback, recovery, or recoupment provisions in an award agreement as the Committee determines necessary or appropriate.

Certain Material U.S. Federal Income Tax Consequences of Awards

The U.S. federal income tax consequences to the Company and awardees under the 2026 Stock Plan are complex and subject to change. The following discussion is only a summary of the general U.S. federal income tax rules currently applicable to the 2026 Stock Plan as of the record date, is not intended to constitute tax advice or be exhaustive and, among other things, does not describe state, local, international, estate, or other tax consequences. Awardees should consult their own tax advisors since an awardee’s particular situation may be such that some variation of the rules described below will apply.

Incentive Stock Options. An awardee will not be subject to tax upon the grant of an incentive stock option (an “ISO”) or ordinary income tax upon the exercise of an ISO. However, in general, the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price paid will be included in the awardee’s alternative minimum taxable income. Whether an awardee is subject to the alternative minimum tax will depend on the awardee’s particular circumstances. An awardee’s basis in the shares of common stock received will be equal to the exercise price paid.

If an awardee disposes of the shares of common stock received upon an ISO exercise after the later of (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date of exercise of the ISO (the “statutory holding period”), the awardee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized on such disposition and the basis in such shares of common stock.

If an awardee disposes of the shares of common stock received upon an ISO exercise before the end of the statutory holding period, the awardee will have engaged in a “disqualifying disposition.” As a result, if the ISO was exercised, the awardee will be subject to tax (i) on the excess of the fair market value of the shares of common stock on the date of exercise (or the amount realized on the disqualifying disposition, if less) over the exercise price paid, as ordinary income, and (ii) on the excess, if any, of the amount realized on the disqualifying disposition over the fair market value of the shares of common stock on the date of exercise, as capital gain. The capital gain will be subject to the rules set forth under “Disposition of shares” below. If the amount an awardee

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realizes from a disqualifying disposition is less than the exercise price paid (i.e., the basis) and the loss sustained upon the disposition would otherwise be recognized, the awardee will not recognize any ordinary income from the disqualifying disposition and instead the awardee will recognize a capital loss. In the event of a disqualifying disposition, the amount recognized by the awardee as ordinary income is generally deductible by the Company or one of its subsidiaries.

The current position of the Internal Revenue Service is that income tax withholding and FICA and FUTA taxes (“employment taxes”) do not apply upon the exercise of an ISO or upon any subsequent disposition, including a disqualifying disposition, of shares of common stock acquired pursuant to the exercise of the ISO. However, ordinary income recognized by an awardee upon a disqualifying disposition is reportable as wages for income tax purposes on IRS Form W-2.

Nonqualified stock options. An awardee generally will not be subject to tax upon the grant of an option which is not intended to be (or does not qualify as) an ISO (an “NQSO”). Upon exercise of an NQSO, an amount equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price paid is taxable to an awardee as ordinary income, and this amount is generally deductible by the Company or one of its subsidiaries. This amount of income will be subject to income tax withholding and employment taxes (if applicable). An awardee’s basis in the shares of common stock received will equal the fair market value of the shares of common stock on the date of exercise.

SARs. An awardee will not be subject to tax upon the grant of a SAR. Upon exercise of a SAR, an amount equal to the cash and/or the fair market value (measured on the date of exercise) of the shares of common stock received will be taxable to the awardee as ordinary income and will be subject to income tax withholding and employment taxes (if applicable). An awardee’s basis in any shares of common stock received will be equal to the fair market value of the shares on the date of exercise.

Restricted stock. An awardee will not be subject to tax upon receipt of an award of restricted shares of common stock unless the awardee makes the election referred to below. Upon lapse of the forfeiture conditions or transfer restrictions (the “vesting date”), an awardee will recognize ordinary income equal to the fair market value of the shares of common stock on the date of lapse (less any amount the awardee may have paid for such shares) and will be subject to income tax withholding and employment taxes (if applicable). An awardee’s basis in the shares of common stock received will be equal to the fair market value of the shares on the vesting date. If any dividends are paid on the shares prior to the vesting date, they will be includible in an awardee’s income during the restricted period as additional compensation (and not as dividend income).

An awardee may elect, within thirty (30) days after the date of the grant of the restricted stock, to recognize immediately (as ordinary income) the fair market value of the shares of common stock awarded (less any amount such awardee may have paid for the shares), determined on the date of grant (without regard to the forfeiture conditions and transfer restrictions) and will be subject to income tax withholding and employment taxes (if applicable). This election is made pursuant to Section 83(b) of the Code and the regulations thereunder. If an awardee makes this election, the holding period will begin the day after the date of grant, dividends paid on the shares of common stock will be subject to the normal rules regarding distributions on stock, and no additional income will be recognized by such awardee upon the vesting date. However, if an awardee forfeits the restricted shares before the vesting date, no deduction or capital loss will be available to such awardee (even though such awardee previously recognized income with respect to such forfeited shares).

Stock awards. An awardee will not be subject to tax upon the grant of a stock award, which is a restricted stock unit. Upon distribution of the shares of common stock and/or cash underlying the stock award, an awardee will recognize as ordinary income an amount equal to the fair market value (measured on the date of distribution) of the shares of common stock and/or cash received. In general, this amount of income will be subject to income tax withholding and employment taxes (if applicable) on the date of distribution. However, in the case of certain deferred stock awards, an awardee will be subject to employment taxes (if applicable) upon the earlier vesting of the stock award. An awardee’s basis in any shares of common stock received will be equal to the fair market value of the shares of common stock on the date of distribution. If any dividend equivalent amounts are paid to an awardee, they will be includible in such awardee’s income as additional compensation (and not as dividend income).

Disposition of shares. Unless stated otherwise above, upon the subsequent disposition of shares of common stock acquired under any of the preceding awards, generally an awardee will recognize capital gain or loss based upon the difference between the amount realized on the disposition and the basis in such shares, and such amount will be long-term capital gain or loss if such shares were held for more than 12 months.

Net investment income tax. An awardee may also be subject to a 3.8% tax on the lesser of (i) his or her “net investment income” for the relevant taxable year and (ii) the excess of his or her modified adjusted gross income for the taxable year over a certain threshold (between $125,000 and $250,000, depending on the awardee’s circumstances). Net investment income generally includes net gains from the disposition of shares of common stock.

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Section 409A. The terms of the 2026 Stock Plan and each award are intended to comply with Section 409A of the Code, which imposes specific restrictions on nonqualified deferred compensation arrangements. All awards under the 2026 Stock Plan that are intended to be exempt from Section 409A of the Code will be interpreted, administered, and construed to comply with and preserve such exemption, and all awards granted under the 2026 Stock Plan that are intended to be nonqualified deferred compensation subject to Section 409A will be interpreted, administered, and construed to comply with Section 409A. If an award is subject to Section 409A of the Code but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described and could result in the imposition of an additional 20% excise tax and interest charge on the award.

Section 162(m). The Company generally will be entitled to a tax deduction in connection with a stock award under the 2026 Stock Plan only in an amount equal to the ordinary income realized by the awardee and at the time the awardee recognizes the income, provided that Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the Committee considers the deductibility of compensation as one factor in determining executive compensation, the Committee retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of our shareholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating, and retaining key executives.

New Plan Benefits

The 2026 Stock Plan does not provide for set benefits or amounts of awards and we have not approved any awards that are conditioned on shareholder approval of the 2026 Stock Plan. However, as discussed in further detail in the section titled “Director Compensation,” each of our current non-employee directors is entitled to receive certain stock award grants in connection with their service on the Board pursuant to the terms of our non-employee director compensation program, which after the Effective Date will be granted under the 2026 Stock Plan if the 2026 Stock Plan is approved. The following table sets forth the aggregate value of awards to our current non-employee directors as a group that they will be eligible to receive under the 2026 Stock Plan in respect of the upcoming service period if they remain a director following the Effective Date and highlights that all other future awards are discretionary and cannot be determined at this time.

Name and Principal Position	Dollar value ($)		Number of shares (#)

Satya Nadella Chairman and Chief Executive Officer	—		—

Amy E. Hood Executive Vice President and Chief Financial Officer	—		—

Judson B. Althoff Executive Vice President and CEO Microsoft Commercial	—		—

Takeshi Numoto Executive Vice President and Chief Marketing Officer	—		—

Bradford L. Smith Vice Chair and President	—		—

Current executive officers as a group (7 people)	—		—

Current directors other than executive officers as a group (11 people)	3,270,000	[1]	—	[2]

Current employees other than executive officers as a group	—		—

(1)

Amount reflects three equal quarterly payments for the upcoming service period under the 2026 Stock Plan, totaling 75% of the (i) annual cash retainer of $125,000, (ii) standard annual equity award of $250,000, (iii) annual Audit Committee Chair cash retainer of $45,000, (iv) annual Audit Committee non-chair member cash retainer of $15,000, (v) annual Compensation Committee Chair cash retainer of $35,000, (vi) annual Environmental, Social, and Public Policy Committee Chair cash retainer of $25,000, (vii) annual Governance and Nominating Committee Chair stock award retainer of $25,000, and (viii) annual Lead Independent Director stock award retainer of $60,000, and assumes that all non-employee directors elect to receive deferred stock awards in lieu of all such annual cash retainers. The other quarterly payment will be payable under the 2017 Stock Plan prior to the Effective Date of the 2026 Stock Plan. Our non-employee director compensation program is subject to change from time to time.

(2)	The number of shares subject to each non-employee director’s stock awards will not be determinable until the grant date. See the section titled Director Compensation on page 26 for more information.

Equity Compensation Plan Information

For information regarding shares of Microsoft common stock that may be issued under our equity compensation plans approved by shareholders and plans not approved by shareholders (if any) as of June 30, 2025, please see the section titled “Equity Compensation Plan Information” on page 59.

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Shareholder Proposals

Receipt of a majority of the votes cast is required to approve each of the following shareholder proposals. We will furnish the address and number of shares held by the proponents of any of the following shareholder proposals upon receipt of a request to the Corporate Secretary for such information.

Proposal 5: European Security Program Censorship Risk Audit

National Center for Public Policy Research has advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

WHEREAS on June 4, 2025, Microsoft announced the launch of the European Security Program (ESP) that, among other things, focuses on “expanding cybercrime reporting” within partnered countries by putting “AI at the center.”1

Microsoft is “making this program available to European governments, free of charge, including all 27 European Union member states, as well as … the U.K.”2 ESP includes collaboration with Europol’s European Cybercrime Centre and the CyberPeace Institute, which reference combatting “online hate speech”3 and “harmful content” online as parts of their respective missions.4 “Hate speech” and “harmful content” are vague terms that can be weaponized to restrict speech in ways incompatible with U.S. law.5 It has been reported that “Germany’s 2017 Network Enforcement Act and the U.K.’s 2023 Online Safety Act further entrenched this censorship model, criminalizing vaguely defined ‘misinformation’”6

RESOLVED: Shareholders request the Board of Directors of Microsoft Corp. conduct an evaluation and issue a report within the next year, at reasonable cost and excluding confidential information, assessing the risk of Microsoft’s ESP being utilized for censorship of legitimate speech.

Supporting Statement

Recent headlines make clear that public concern about state-sponsored censorship is rising,7 and AI proliferation is an exacerbating factor in these well-founded fears.8 Accordingly, tech companies can appear to be more a part of the problem than the solution. A recent Bloomberg story reported that, “House Judiciary Committee Chairman Jim Jordan is demanding information from … Microsoft … about their work on artificial intelligence and whether they colluded … to censor free speech,” specifically requesting “documents that show communications between ‘any foreign government in partnership’ with the U.S. on speech issues, citing the E.U. and U.K. specifically.”9 Another article accused Microsoft of “helping to build the censorship industry.”10 Microsoft should be aware of the harm shareholders can suffer if corporate activities on behalf of governments have illiberal ends. Microsoft, alongside other tech companies, was publicly implicated in giving the NSA, FBI, and CIA access to users’ communications;11 contemporary critics speculated that associated damages could be in the tens of billions of dollars.12 Facebook lost “roughly $134 billion in market value” in connection with the similar Cambridge Analytica scandal.13

By making ESP available to EU member states, Microsoft risks being involved in another data breach scandal which could foreseeably cost the company billions. Additionally, Microsoft could be complicit in strengthening the EU’s ability to export its censorship back to the United States or be used as a conduit for “outsourcing these unconstitutional interventions.”14 Microsoft shareholders might well wonder why Microsoft would apparently ban “U.S. police departments from using generative AI for facial recognition”15 while granting foreign actors free use of its AI for related cybercrime initiatives. Accordingly, the requested report is warranted.

1	https://blogs.microsoft.com/on-the-issues/2025/06/04/microsoft-launches-new-european-security-program/

2	Id.

3	https://www.europol.europa.eu/media-press/newsroom/news/europol-spearheads-largest-referral-action-against- online-hate-speech

4	https://cyberpeaceinstitute.org/nexus-cyberattacks-and-disinformation/

5	See e.g. Matal v. Tam, 582 U.S. 218, 245-46 (2017) (noting that government attempts to prevent speech that offends “strikes at the heart of the First Amendment”).

6	https://tomklingenstein.com/how-eu-censorship-suppresses-free-speech-in-america/

7

https://europeanconservative.com/articles/news/europe-free-speech-attacked-ordinary-citizens-jailed/ ;
https://www.thetimes.com/uk/crime/article/police-make-30-arrests-a-day-for-offensive-online-messages-zbv886tqf

8	https://time.com/6835213/the-future-of-censorship-is-ai-generated/

9	https://www.bloomberg.com/news/articles/2025-03-13/key-house-republican-pushes-apple-microsoft-in-online-censorship-fight

10	https://humanevents.com/2025/01/29/how-microsoft-helped-build-the-censorship-industry

11	https://macdailynews.com/2013/07/11/how-microsoft-handed-u-s-nsa-fbi-cia-access-to-users-encrypted-video-audio-and-text-communications/

12	https://macdailynews.com/2013/11/27/nsa-spying-risks-35-billion-in-u-s-technology-sales/

13	https://www.cbsnews.com/news/facebook-stock-price-recovers-all-134-billion-lost-in-after-cambridge-analytica-datascandal/

14	Supra note 6.

15	https://techcrunch.com/2024/05/02/microsoft-bans-u-s-police-departments-azure-openai-facial-recognition/

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Board Recommendation

The Board of Directors recommends a vote AGAINST the proposal for the following reasons:

COMPANY STATEMENT IN OPPOSITION

The requested report is not necessary because it would overlap Microsoft’s existing reporting related to freedom of expression, including regular third-party assessments of Microsoft’s commitments as a member of the Global Network Initiative (“GNI”) to “identify, prevent, mitigate, communicate, and monitor impacts on freedom of expression and privacy rights.” In addition, we believe the proposal mischaracterizes Microsoft’s European Security Initiative to posit hypothetical threats to freedom of expression under the initiative.

For context, on June 4, 2025, Microsoft announced a new European Security Program (“ESP”) and detailed its elements in a public blog post (aka.ms/ESPblog). The ESP is an enhancement of Microsoft’s existing global Government Security Program designed to assist government efforts to fight cybercriminals and state-sponsored cyberattacks, including deliberate foreign influence operations. The commitments include an offer to share real-time insights into nation-state tactics and threat actor movements, tailored to national threat environments, in particular focused on the risks posed by Russia, China, North Korea, and Iran – the most prolific nefarious nation-state actors in cyberspace. It also covers an offer to share information on ransomware and other attacks on networks by sophisticated cybercriminals. It is worth noting, however, that the ESP is intentionally limited in both scope and frequency, offering structured support within predefined parameters rather than open-ended or on-demand products or services.

In the blog, but not strictly part of the ESP, we also announced a commitment to partner with organizations in Europe that support local cybersecurity skills and capacity building. For example, we renewed our existing three-year partnership with the CyberPeace Institute, a nonprofit that we have founded in partnership with Mastercard and the Hewlett Foundation in September 2019 to help protect non-governmental organizations that may be subject to ransomware and other malware attacks that often originate from state-sponsored actors.

We fail to see how these activities to help governments and civic organizations across Europe protect themselves and their citizens from cyberattack would chill political or other protected free speech. Modern economies require a stable and secure online environment and ensuring that the weakest links are protected helps make us all safer on the interconnected web. Furthermore, democracy requires trustworthy information to flourish, and freedom of expression is foundational to the free flow of information. That is why freedom of expression is one of the four Information Integrity Principles (aka.ms/InfoIntegrity) that anchors our work addressing foreign influence operations and affirms our commitment to respect freedom of expression and uphold our customers’ ability to create, publish, and search for information via our platforms, products, and services.

Our commitment to freedom of expression is already subject to an external audit of the sort called for in this proposal. Microsoft was a founding member of the GNI, a multistakeholder alliance of technology companies, human rights groups, investors, and academics focused on respecting freedom of expression and privacy around the globe. As a GNI member, Microsoft undergoes assessments by accredited independent assessors, who review materials and interview employees in order to evaluate progress in implementing the GNI Principles (https://globalnetworkinitiative.org/gni-principles). Assessment reports are shared confidentially with GNI’s multistakeholder Accountability Committee and Board, which use them to determine whether and how each member company is “making good-faith efforts to implement the GNI Principles with improvement over time.” Microsoft has undergone four cycles of GNI assessments since GNI launched in October 2008 and is currently in the middle of the fifth assessment. GNI assessment reports are publicly available on the GNI website.

For all these reasons, we do not believe the additional audit and report called for in this proposal is necessary or helpful.

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Proposal 6: Report on Risks of Censorship in Generative Artificial Intelligence

Ridgeline Research LLC, on behalf of American Conservative Values ETF, has advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

Supporting Statement:

Generative AI (GenAI) is revolutionizing how individuals access and process information. Marc Andreessen has said AI “is highly likely to be the control layer for everything in the world” and “what AI is allowed to say/generate will be even more important – by a lot – than the fight over social media censorship.”1 These implications are especially urgent given Microsoft’s scale, integration of AI models like Copilot, Bing AI, and Azure OpenAI, and its central role in the marketplace and government adoption of GenAI.

But many GenAI systems – including those Microsoft offers – rely on content moderation policies that prohibit so-called “misinformation” and “hate speech.” These vague and subjective terms invite censorship of legitimate views on contested but critical topics, including public health, religion, sexuality, and bioethics.2 The Viewpoint Diversity Score Business Index3 has documented the prevalence of such policies at nearly every major tech company.

Microsoft, for its part, prohibits its AI from generating “hate speech” or “content that “insults, targets, or excludes individuals or groups” based on “gender identity, sexual orientation,” or “any other characteristic that is associated with systemic prejudice or marginalization.”4 This and similar policies stand in stark contrast to Microsoft’s commitment to design AI systems that “treat all people fairly” and are “inclusive,” and its company-wide commitment to advance “freedoms of opinions” and “expression,” including supporting the work of those who “engage in activities and advocacy that contribute to the protection of human rights and the rule of law, good governance, tolerance, and diversity and inclusion.”5

Meanwhile, powerful voices continue to advocate for more censorship. The World Economic Forum recently ranked “misinformation and disinformation,” particularly as amplified by AI, as the #1 short-term global risk, above inflation, climate change, and societal polarization.6 The European Union’s Digital Services Act and similar laws in over 20 other countries obligate or strongly encourage AI providers to suppress disfavored speech – pressuring companies like Microsoft to act as global censors.7

The fall of the Global Alliance for Responsible Media,8 Gemini’s debacle with black founding fathers,9 and Microsoft’s own blowback from its AI screening the Bible10 and political content show11 that this heavy-handed censorship generates material reputational risk. It also raises serious legal risk because of concerns about illegal discrimination.

Microsoft should take meaningful steps to evaluate and mitigate the risk that its AI systems are marginalizing certain viewpoints. Doing so aligns with its own stated principles, supports user trust, and reinforces the foundational rights of expression and belief that are essential to a free and diverse society.

Resolved: Shareholders request the Board of Directors of Microsoft Corporation assess and issue a report within the next year, at reasonable cost and excluding confidential information, evaluating how it oversees reputational, operational, legal, and other risks related to GenAI bias against religion (including religious views) or political views, and whether such discrimination may impact customers’, users’, and others’ exercise of their constitutionally protected civil rights.

Board Recommendation

The Board of Directors recommends a vote AGAINST the proposal for the following reasons:

COMPANY STATEMENT IN OPPOSITION

Freedom of expression is an essential ingredient in democracy. The very definition of free and democratic societies is founded on freedom of expression and the ability of people to create, share, and find content, including material that sometimes reflects sharply contrasting views. It’s a principle that Microsoft holds close and has a long track record of standing up to governments around the world to protect our customers against overreach (see aka.ms/secrecyblog).

1	https://a16z.com/ai-will-save-the-world/

2	https://futurefreespeech.org/wp-content/uploads/2023/12/FFS_AI-Policies_Formatting.pdf

3	https://viewpointdiversityscore.org/business-index

4	https://learn.microsoft.com/en-us/legal/ai-code-of-conduct

5	https://cdn-dynmedia-1.microsoft.com/is/content/microsoftcorp/microsoft/msc/documents/presentations/CSR/Microsoft-Global-Human-Rights-Statement-English.pdf

6	https://www.weforum.org/press/2025/01/global-risks-report-2025-conflict-environment-and-disinformation-top-threats/

7	https://freedomhouse.org/report/freedom-net/2023/repressive-power-artificial-intelligence

8	https://deadline.com/2024/08/elon-musk-lawsuit-x-advertisers-1236035749/

9	https://www.npr.org/2024/03/18/1239107313/google-races-to-find-a-solution-after-ai-generator-gemini-misses-the-mark

10	https://www.akosbalogh.com/blog/the-bizarre-anti-christian-bias-of-microsofts-new-ai

11	https://www.windowscentral.com/software-apps/microsoft-copilot-censored-refuses-election-politics-questions

2025 PROXY STATEMENT	79

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Microsoft is committed to developing and deploying generative AI technologies in a manner that upholds human rights, including supporting freedom of expression and empowering our users access to information (see aka.ms/humanrights). Microsoft’s existing safeguards, transparency efforts, and principled approach to responsible AI make the proposed report unnecessary.

Microsoft’s Responsible AI and Information Integrity Frameworks

Microsoft’s Responsible AI principles-fairness, reliability and safety, privacy and security, inclusiveness, transparency, and accountability-guide the development and deployment of all AI systems (see aka.ms/rai). These principles are publicly available and operationalized across product teams, including those building generative AI systems like Copilot and Azure OpenAI.

Microsoft’s Information Integrity principles further reinforce this foundation by committing to:

•	Freedom of Expression: We will respect freedom of expression and uphold our customers’ ability to create, publish, and search for information via our platforms, products, and services.

•	Authoritative Content: We will prioritize surfacing content to counter foreign cyber influence operations by utilizing internal and trusted third-party data on our products.

•	Demonetization: We will not willfully profit from foreign cyber influence content or actors.

•	Proactive efforts: We will proactively work to prevent our platforms and products from being used to amplify foreign cyber influence sites and content.

These principles are designed to protect users from harmful content while preserving the rights to expression and belief.

Transparency and Reporting

Microsoft already publishes extensive reports that address the concerns raised in the proposal. These include:

•

The Responsible AI Transparency Report, which details product-level mitigations, third-party assessments, and ongoing improvements to safeguard against misinformation and disinformation (see aka.ms/RAITransparencyReport2025).

•	The Microsoft Digital Defense Report, which outlines threats from cyber-enabled influence operations and Microsoft’s countermeasures (see aka.ms/mddr).

•	Microsoft Human Rights Report, which outlines steps Microsoft takes to fulfill our commitment to protecting Human Rights, including support for Freedom of Expression (see aka.ms/humanrights).

Furthermore, Microsoft undergoes regular third-party assessments of its commitment to freedom of expression. As a founding member of the GNI, Microsoft undergoes periodic assessments by accredited, independent assessors, who review internal materials and interview employees to evaluate progress in implementing the GNI Principles on freedom of expression and privacy. Microsoft has undergone four cycles of GNI assessments since GNI launched in October 2008 and is currently in the middle of the fifth assessment, which includes review of its consumer AI technologies. GNI assessment reports are publicly available on its website.

Microsoft’s Approach to Safety

Our approach tailors safety interventions to the service’s nature and specific risks. We are committed to addressing abusive content that violates our policies, as outlined in the Code of Conduct to the Microsoft Services Agreement (see aka.ms/digitalsafetypolicies).

We engage in substantial testing and on-going monitoring to detect and mitigate risks of harms including possible impacts to freedom of expression on Microsoft products and services. Our product teams utilize various measurements, metrics, and review systems to monitor new and ongoing risks and to evaluate the efficacy of mitigations being deployed including evaluation of responsiveness to prompts. (As an example for how Copilot in Bing approaches this, see aka.ms/BingCopilotRAI).

We know from experience that some of the best information about new threats on Microsoft platforms comes from our users, and we offer in-product reporting mechanisms in many of our services for users to report content that is illegal or violates our policies. If a user cannot find an option to report digital safety abuse in the context in which it was encountered, Microsoft provides a centralized website which allows all users to submit reports for review and consideration (see aka.ms/digitalsafetyconcern).

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Proposal 7: Report on AI Data Usage Oversight

National Legal and Policy Center has advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

Whereas: The immense and transformative potential of artificial intelligence comes with substantial risks.

The development and training of AI systems rely on vast amounts of data, and public information available via the Internet may not be enough to quench developers’ insatiable thirst for high-quality training data.1,2 Thus, stakeholders are concerned that developers will draw from unethical or illegal sources – such as personal information collected online,3 copyrighted works,4 and proprietary commercial information provided by users.5

Supporting Statement: Microsoft Corporation (“Microsoft” or the “Company”) is an early leader in the AI arms race6,7 because of its extensive partnership with OpenAI8 and early dominance in business-to-business solutions, 9 which has helped push the Company to the highest market capitalization in the world.10

But shareholders should be concerned with Microsoft’s record on data ethics:

•

Microsoft employs generative AI models developed by OpenAI, which allegedly stole large amounts of personal information by scraping the web, including “private information and private conversations, medical data, information about children – essentially every piece of data exchanged on the internet it could take – without notice to the owners or users of such data, much less with anyone’s permission.”[11]

•	Paul Nakasone, former director of National Security Agency – which has been criticized for spying on American citizens – sits on OpenAI’s board.[12],[13]

•

Microsoft received pushback against its proposed AI “Recall” feature, which screenshots everything a Windows and Copilot user sees or does and turns it into searchable data. The feature was delayed due to the resistance, but then was eventually released.[14],[15],[16],[17]

•	Microsoft or OpenAI, through their services, may inadvertently or deliberately access and utilize proprietary information provided by users.[18],[19]

•	Microsoft and OpenAI have been sued by the New York Times, among others, which alleged copyright infringement.[20]

Microsoft is now developing its own models to better compete, including against OpenAI.21 The Company has been light on disclosures regarding what user data may be retained by itself or its partners for training purposes. Further, the Company has no publicly available metrics to measure the success of its AI data ethics efforts.

Prioritizing data ethics in Microsoft’s AI development may reduce regulatory risk22,23,24 and provide a competitive advantage with consumers.25 Microsoft’s position in the AI arms race, and its associated historic valuation, hang in the balance.

1	https://www.wsj.com/tech/ai/ai-training-data-synthetic-openai-anthropic-9230f8d8

2	https://www.theguardian.com/technology/2025/jan/09/elon-musk-data-ai-training-artificial-intelligence

3	https://www.scientificamerican.com/article/your-personal-information-is-probably-being-used-to-train-generative-ai-models/

4	https://www.axios.com/2024/01/02/copyright-law-violation-artificial-intelligence-courts

5	https://www.reuters.com/legal/legalindustry/risks-unleashing-generative-ai-company-data-2023-12-22/

6	https://www.marketplace.org/story/2024/12/16/whos-ahead-in-the-ai-arms-race-microsoft-google-meta

7	https://blogs.microsoft.com/on-the-issues/2025/05/08/winning-the-ai-race/

8	https://www.theverge.com/2024/5/1/24146302/microsoft-openai-investment-google-worries-internal-emails

9	https://www.cnbc.com/2023/04/26/google-had-a-kodak-moment-as-microsoft-takes-lead-in-ai-strategist.html

10	https://companiesmarketcap.com/

11	https://www.businessinsider.com/openai-chatgpt-generative-ai-stole-personal-data-lawsuit-children-medical-2023-6

12	https://openai.com/index/openai-appoints-retired-us-army-general/

13	https://fortune.com/2024/06/14/edward-snowden-eviscerates-openai-paul-nakasone-board-directors-decision/

14	https://time.com/6980911/microsoft-copilot-recall-ai-features-privacy-concerns/

15	https://www.theverge.com/2024/6/7/24173499/microsoft-windows-recall-response-security-concerns

16	https://learn.microsoft.com/en-us/windows/ai/recall/

17	https://www.theverge.com/2024/10/31/24284572/microsoft-recall-delay-december-windows-insider-testing

18	https://www.legaldive.com/news/azure-openai-service-confidentiality-loophole-legaltech-news-reports/711006/

19	https://www.bloomberg.com/news/articles/2023-05-02/samsung-bans-chatgpt-and-other-generative-ai-use-by-staff-after-leak

20	https://www.reuters.com/legal/transactional/ny-times-sues-openai-microsoft-infringing-copyrighted-work-2023-12-27/

21	https://fortune.com/2025/03/07/microsoft-creates-in-house-ai-models-it-believes-rival-openais/

22	https://hbr.org/2023/05/who-is-going-to-regulate-ai

23	https://www.ftc.gov/policy/advocacy-research/tech-at-ftc/2024/01/ai-companies-uphold-your-privacy-confidentiality-commitments

24	https://www.cnbc.com/2024/01/05/microsoft-openai-sued-over-copyright-infringement-by-authors.html

25	https://www.pewresearch.org/short-reads/2023/10/18/key-findings-about-americans-and-data-privacy/

2025 PROXY STATEMENT	81

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Resolved: Shareholders request the Company prepare a report, at reasonable cost, omitting proprietary or legally privileged information, to be published within one year of the Annual Meeting and updated annually thereafter, which assesses the risks to the Company’s operations and finances, and to public welfare, presented by the real or potential unethical or improper usage of external data in the development and training of its artificial intelligence offerings; what steps the Company takes to mitigate those risks; and how it measures the effectiveness of such efforts.

Board Recommendation

The Board of Directors recommends a vote AGAINST the proposal for the following reasons:

COMPANY STATEMENT IN OPPOSITION

We believe that the proposal to produce a public report describing Microsoft’s Artificial Intelligence data sourcing practices is unnecessary and largely covered by existing requirements set forth by the European Union Artificial Intelligence Act (“EU AI Act”).

Microsoft has articulated publicly a number of commitments as to how it sources data for training generative AI models in ways that are consistent with global laws, and that respect privacy, safety, and content. Microsoft communicates its approach through AI-model specific fact sheets called model cards, transparency notes (see aka.ms/aitransparency), and posts to users (see aka.ms/copilotconsumer). With specific models, Microsoft will complete the transparency template issued by the AI Office in the European Union to meet disclosure requirements under the EU AI Act. Similar reporting will be necessary to satisfy California law beginning in January 2026.

Existing Microsoft Public Communications Describe Our Approach to Sourcing Data and User Information to Build Generative AI Models

Microsoft uses a variety of data sources, including publicly available information, in a manner consistent with global copyright laws. Among the highlights of our approach, we do not source information that is behind a paywall, subject to a login or subscription, includes content that violates our policies, or is from a domain that has signaled a preference to opt-out of training AI models using a tag such as NO ARCHIVE. We’ve shared controls for website owners to make choices about the use of their content, and we respect standards like the robots.txt tag.

As identified in Microsoft model cards and other publicly available documentation, Microsoft sources the following categories of data for training generative AI models responsibly:

•

Publicly available data: We train on select publicly available data, mostly collected from industry-standard machine learning datasets and web crawls, using practices similar to those used by search engines. We exclude sources with paywalls, sources that contain content that violates our policies, and sources that have opted-out of training using web controls that we published. On top of this, we do not train on data from domains listed in the Office of the United States Trade Representative Notorious Markets for Counterfeiting and Piracy list.

•	Acquired data: We train on data that we gain access to (such as archives and metadata) through negotiated arrangements with publishers and copyright owners.

•

First party data: We train on data from select Microsoft consumer (but not enterprise) services in accordance with our user policies and protections and with clear notice to users. For example, Bing search queries are used to improve AI models that are used to return relevant search results.

•

Synthetic data: We sometimes train on synthetic datasets. These we create by prompting large language models to generate specific requested output before reviewing and filtering the results to ensure they are of sufficient quality to be part of the training dataset.

•

Human feedback: We include human feedback from AI trainers, red teamers, and employees in our training process. This includes, for example, human feedback that reinforces a quality output to a user’s prompt, improving the end user experience.

How we train our generative AI models with user data is also the topic of other public statements. As an example, we communicated in August 2024 more information to consumers about how we use chats with Copilot to help train our generative AI models (see aka.ms/copilotconsumer). We explained to consumers that the chat logs remain private when using Copilot and any information that may identify an individual will be removed before using it to help train our generative AI models. The announcement and associated FAQs note the changes will gradually roll-out in different markets and that consumers will have the option to exclude their Copilot chats from AI training at any time through user controls. The announcement reinforced that this new practice with chat logs will not apply to commercial customers. Microsoft remains steadfast in providing commercial and public sector customers with a set of privacy commitments for AI solutions that mirror the privacy commitments such customers have long relied on with Microsoft’s enterprise cloud products.

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Our Upcoming Transparency Reporting Being Developed for the EU AI Act

Beginning in August 2025, Article 53 of the EU AI Act requires all developers of general-purpose AI models to publish a detailed summary about the content used for training those models, which will be based on templates and guidance from the European Union. Microsoft will comply with these reporting requirements, providing additional transparency into how it sources data for AI.

Our Approach to Communicate Views on the Concerns Raised in this Shareholder Proposal

We recognize that the speed at which AI systems are being developed and deployed generates substantial interest in how Microsoft navigates a maturing landscape of norms with its AI practices. During fiscal year 2025, we approached investors holding over 35% of Microsoft’s shares to discuss our practices and the status of different legal frameworks around the world that relate to training AI models. We also engaged the proponent to share updates on our approach and additional transparency reporting in connection with the EU AI Act and California law. Finally, we also shared with these audiences our efforts to work with regulators to ensure that disclosure requirements allow us to keep confidential important know-how and trade secrets connected to our AI training practices.

OpenAI is a Separate Organization that Manages its Own Data Sourcing Practices

The proposal focuses specifically on linking Microsoft’s data sourcing practices to OpenAI. We partner with a wide variety of companies that complement our AI skills and approach to move the industry forward, help customers, and provide access to the latest technologies through our platform, including OpenAI. OpenAI explained its own data sourcing practices and current work to further enhance those practices in a blog post published on May 7, 2024 (see openai.com/index/approach-to-data-and-ai/).

Proposal 8: Report on Data Operations in Human Rights Hotspots

Mari Mennel-Bell, on behalf of individual shareholder Olga Bell Greenbaum D’Angelo, has advised us that she intends to submit the following proposal for consideration at the Annual Meeting.

Resolved: Shareholders request the Board of Directors commission a report assessing the implications of siting Microsoft cloud datacenters in countries of significant human rights concern, and the Company’s strategies for mitigating these impacts.

The report, prepared at reasonable cost and omitting confidential and proprietary information, should be published on the Company’s website within a year of the 2025 shareholders meeting.

Supporting Statement:

Shareholders are concerned by Microsoft’s announced plans1 to expand datacenter operations to locations identified by the US State Department’s Country Reports on Human Rights Practices as presenting significant human rights challenges, in particular the completion of a Microsoft datacenter in Saudi Arabia in December 2024. The State Department report2 details the highly restrictive Saudi control of all internet activities and pervasive government surveillance, arrest, and prosecution of online activity. Saudi authorities have even recruited spies inside US Twitter operations to extract personal information and spy on private communications of exiled Saudi activists with one such operative recently convicted in federal court of spying for Saudi Arabia.3

Microsoft stated that this installation would be consistent with Microsoft’s commitment to protecting fundamental rights and claims that the company’s commitment to the Trusted Cloud Principles are an assurance of human rights protection yet has refused to disclose how these assurances will be enacted or enforced as there is no recognized oversight body for the Principles. The Principles require Microsoft to “Support laws that allow governments to request data through a transparent process that abides by internationally-recognized rule of law and human rights standards.” Yet the Saudi government’s laws and cloud computing regulations4 are in no way aligned with international human rights standards. Anti-cybercrime and data protection laws severely undermine the right to privacy, enable unchecked state surveillance, and empower Saudi state agencies to access data allowing for a sweeping crackdown on online expression.

The company has provided no evidence that it has conducted a human rights impact assessment, or engaged impacted stakeholders as required under the United Nations Guiding Principles on Business and Human Rights (UNGPs). There has been no disclosure of an assessment or mitigation plans. The company’s decisions to locate cloud datacenters in human rights hot spots occur behind closed doors.

1	https://news.microsoft.com/en-xm/features/microsoft-announces-intent-to-expand-cloud-regions- through-saudi-arabia-datacenter/

2	https://www.state.gov/reports/2023-country-reports-on-human-rights-practices/saudi-arabia/

3	https://www.nbcnews.com/tech/security/former-twitter-employee-sentenced three-years-prison-spying-saudi-arab-rcna61384

4	https://www.cst.gov.sa/en/RulesandSystems/RegulatoryDocuments/Documents/CCRF_En.pdf;

https://www.datacenterdynamics.com/en/news/17-more-human-rights-groups-call-for-microsoft-to-sus	pend-data-center-plans-in-saudi-arabia/

2025 PROXY STATEMENT	83

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

A report sufficient to fulfill the proposal’s essential objectives would examine the scope, implementation, and robustness of the company’s human rights due diligence processes on siting of cloud computing operations. It would assess, with an eye toward the rights enshrined in the Universal Declaration of Human Rights, the standards established in the UNGPs and in the Global Network Initiative Principles, the priorities and potential impacts on people, any mitigating actions, any tracking of outcomes, and whether the company identifies and engages rights-holders to ensure its human rights efforts are well informed.

Board Recommendation

The Board of Directors recommends a vote AGAINST the proposal for the following reasons:

COMPANY STATEMENT IN OPPOSITION

The requested report is not necessary because of Microsoft’s existing extensive disclosures related to the key human rights risks raised by the proposal and is subject to an independent assessment of how we manage those risks and our commitments to protecting freedom of expression and user privacy in our operations around the world. We recognize investor interest in this topic and each year it has been re-filed we have significantly enhanced our explanations of our policies and practices and links to additional information in our proxy response.

For context, the world is embracing digital technologies and expressing the need for Microsoft and other companies to expand the availability of cloud computing platforms and technologies across the globe. Customers, especially multinational enterprises, are looking to unlock the potential of AI to aid economic development. Regulatory requirements on data location are also driving the establishment and operation of datacenters in more countries around the world. Consistent with Microsoft’s mission to empower every person and every organization on the planet to achieve more, Microsoft seeks to bring the benefits of generative AI worldwide, while mitigating its risks.

Among those key risks are requirements that Microsoft comply with legally binding government requests for customer data and to restrict publication of certain content in jurisdictions where we locate data centers. Our commitment to the rule of law carries with it the legal obligation to comply with applicable local law. When we face requests from governments to provide user data or remove content, we work to respect the rights to privacy and freedom of expression by assessing whether the government requests are valid, legally binding, compliant with applicable law, and consistent with international laws, principles, and norms on human rights and the rule of law.

We describe our data center-related due diligence and risk mitigation policies and existing disclosures and transparency below.

Microsoft Due Diligence Policies and Practices

Microsoft has articulated our human rights commitments and due diligence processes and provided ongoing public reporting on human rights (see aka.ms/humanrights). We have also made a public commitment to the Trusted Cloud Principles, which require us to uphold internationally recognized rule of law and human rights standards. Finally, we have published an explanation of our approach to Operating Datacenters in Countries or Regions with Human Rights Challenges (see aka.ms/datacenters_humanrights) to provide transparency on our human rights related review processes for data center siting and operations.

Microsoft works to operate responsibly and in accordance with our global commitment to respect human rights and the rule of law. When considering expansion of our data center footprint to new countries, we are guided by our Global Human Rights Statement (see aka.ms/humanrights), which requires that we conduct human rights due diligence in line with the UN Guiding Principles on Business and Human Rights. Our commitment to due diligence is global and ongoing, and includes corporate-wide assessments, supply chain due diligence, and due diligence to inform operations in specific markets.

To inform responsible market entry, including datacenter siting, we conduct extensive reviews, which include public assessment materials from trusted, independent third-party resources like Freedom House’s reports, the World Justice Project Rule of Law index, and the Transparency International Corruption Perceptions Index. We also regularly source additional input from outside counsel with international expertise in privacy and other human rights related matters. Through collaboration from disciplines across the company, we develop a thorough and nuanced understanding of the applicable market and jurisdiction, including the potential risks to human rights.

As appropriate, in certain geographies, we also conduct heightened due diligence via country-level human rights impact assessments (“HRIAs”), surfacing potential human rights risks associated with the siting, construction, operation, and use of a data center and to identify potential mitigations to minimize those risks. We use what we learn from these studies to inform decision-making, develop and refine our policies and practices, mitigate risks, and improve our technologies and how we provide them to fulfill our commitment to human rights. We update these analyses as conditions and/or our engagement in the geography changes.

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Microsoft followed these processes in evaluating the establishment of a new cloud datacenter region in Saudi Arabia and in determining it could be operated in a way consistent with Microsoft’s commitment to protecting fundamental rights and focus on responsible cloud practices. Microsoft partnered with an independent third party with expertise in human rights. Via a combination of research and stakeholder engagement with leading human rights experts, globally and regionally, the assessment team identified a range of salient human rights risks for Microsoft’s consideration. The assessment concluded with a series of potential risk mitigation actions.

Beyond “go/no go” decisions, Microsoft also implements datacenter risk mitigation measures that typically take any or all of three forms: restrictions on specific types of services (e.g., not offering consumer services that collect personal data), technologies (e.g., not offering facial recognition technology), and/or specific types of customers (e.g., limiting access to higher risk customers). For example, in certain locations, we serve only enterprise customers and do not store consumer data to mitigate potential risks to the right to privacy and security, or we store data outside of the jurisdiction, rather than on site. Furthermore, all uses of Microsoft online services must comply with the Microsoft Services Agreement Code of Conduct (see aka.ms/servicesconduct), which prohibits use of our services to violate the rights of others, among other restrictions, and we have the right to suspend users for violations.

Customer and technical demand for more cloud computing infrastructure will continue to grow, including in underserved regions not currently equipped with modern IT infrastructure, and Microsoft is not the only provider of such services. When expanding into these regions, it is critical for competing providers to avoid a race to the bottom by maintaining a consistent approach grounded in international best practices. That is why we worked with other major cloud service providers to develop, agree to, and publish the Trusted Cloud Principles. With these principles, Microsoft and other leading cloud computing services companies publicly commit to:

•	Maintain consistent human rights standards as we compete for cloud service business across the globe.

•	Work with governments to ensure the free flow of data, to promote public safety, and to protect privacy and data security in the cloud.

•	Support the adoption of laws that allow governments to request data through a transparent process that abides by internationally-recognized rule of law and human rights standards.

•

Work with the tech sector, public interest groups, and policymakers around the world, particularly in the countries where we operate or plan to operate datacenters and cloud infrastructure, to ensure that laws and policies are substantially in line with the Trusted Cloud Principles. As part of our datacenter expansion in new countries, we review and assess these laws and policies prior to any expansion, and where necessary, we have successfully negotiated with Governments to establish processes and conditions, grounded in our principles, under which we will review law enforcement requests for data.

External Assessment

Our commitments to freedom of expression and user privacy are subject to an external audit of the sort called for in this proposal. Microsoft was a founding member of the GNI, a multistakeholder alliance of companies, civil society organizations, investors, and academics focused on respecting freedom of expression and privacy around the globe. As a GNI member, Microsoft undergoes assessments by accredited, independent assessors, who review materials and interview employees to evaluate progress in implementing the GNI Principles (https://globalnetworkinitiative.org/gni-principles). Assessment reports are shared confidentially with GNI’s multistakeholder Accountability Committee and Board, which use them to determine whether and how each member company is “making good-faith efforts to implement the GNI Principles with improvement over time.” Microsoft has undergone four cycles of GNI assessments since GNI launched in October 2008 and is currently in the middle of the fifth assessment. GNI publishes assessment reports on its website.

Additional Microsoft Transparency and Reporting

Twice a year we publish the number of legal demands for customer data that we receive from governments (including law enforcement, national security, and civil authorities) around the world. The reports are broken out country-by-country and provide granular data and percentages of government requests received, cases where we disclosed customer content, cases where we disclosed only subscriber/transactional data, cases where no data was found, and cases where Microsoft rejected requests for not meeting legal requirements. The reports detail Microsoft’s principles and policies for ensuring that Microsoft handles government requests in ways that meet our commitments to uphold customer privacy standards across jurisdictions. We provide similarly detailed twice annual reporting on how Microsoft responds to government requests to remove published content. These and related reports are available in the Digital Trust Reports section of www.microsoft.com/transparency, which also provides detailed FAQs on our policies and practices for responding to government requests.

2025 PROXY STATEMENT	85

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

We recognize that decisions on where and how we operate and provide our technologies can have significant impact on human rights. As we pursue our mission to empower every person and every organization on the planet to achieve more, we will continue to conduct due diligence to assess the impact of our technologies on human rights, engage and learn from stakeholders, and model responsible business practices and respect for human rights.

Proposal 9: Report on Human Rights Due Diligence

Religious of the Sacred Heart of Mary and co-filers have advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

RESOLVED: Shareholders request the Board of Directors publish a report, at reasonable cost and omitting proprietary information, assessing the effectiveness of Microsoft’s human rights due diligence (“HRDD”) processes in preventing, identifying, and addressing customer misuse of Microsoft artificial intelligence (“Al”) and cloud products or services that violates human rights or international humanitarian law.

The UN Guiding Principles on Business and Human Rights (“UNGPs”) constitute the global authoritative framework outlining human rights responsibilities of states and businesses, and expectations are heightened for companies with business activities in conflict-affected and high-risk areas.1 Companies are expected to take alI reasonable steps to ensure their products and services – including the deployment of such technologies by customers – are not used to violate human rights.2 To meet these obligations, companies should conduct HRDD to identify, prevent, mitigate, and account for adverse human rights impacts, and to transparently report on the effectiveness of such HRDD.3

Microsoft states it conducts ongoing HRDD across its value chain, in line with its obligations under the UNGPs, but it neither explains its HRDD processes related to customer end use, nor reports on their effectiveness.4 Recent allegations of severe customer misuse suggest Microsoft’s HRDD may be ineffective.

For example, several reports have alleged Israel’s use of Microsoft’s Al and cloud services and technologies in its attacks against Palestinian civilians and civilian objects,5 which have been labeled war crimes and crimes against humanity.6 Many prominent international organizations and scholars believe these attacks constitute genocide.7

In the face of serious allegations of complicity in genocide and other international crimes, Microsoft’s HRDD processes appear ineffective. Microsoft recently published a statement responding to these allegations, explaining it conducted an internal review and commissioned a third-party firm to “undertake additional fact-finding,” and concluding it “found no evidence to date that Microsoft’s Azure and Al technologies have been used to target or harm people in the conflict in Gaza.”8 The statement provides no additional information on the nature of the assessments, the definition of “harm,” nor the identity of the external firm. Notably, the statement admits a significant gap in Microsoft’s HRDD: “Microsoft does not have visibility into how customers use our software on their own servers or other devices.”

In another example, Microsoft provides Al and cloud computing services and mentorship to Chinese startups, through its incubator program.9 After graduating the program, some companies have subsequently partnered with the Xinjiang police where their surveillance tools and support have reportedly been used by the Chinese government in its brutal oppression of the Uyghur population.10

Inadequate HRDD exposes Microsoft to material legal, operational, and reputational risks. For example, Microsoft’s potential complicity in international crimes in Gaza has resulted in outspoken opposition from its own employees,11 a boycott and divestment campaign against the Company,12 and severe reputational damage that may harm long-term shareholder value.

1	https://www.ohchr.org/sites/default/files/documents/pubIications/guidingprinciplesbusinesshr_en.pdf

2	https://www.ohchr.org/sites/default/fiIes/Documents/Issues/Business/B-Tech/taking-action-address-human-rights-risks.pdf

3	https://www.ohchr.org/sites/default/files/documents/pubIications/guidingprinciplesbusinesshr_en.pdf

4	https://msblogs.thesourcemediaassets.com/sites/5/2025/05/Microsofts-Commitment-to-Human-Rights.pdf

5

https://apnews.com/article/israel-palestinians-ai-technology-737bc17af7b03e98c29cec4e15d0f108;
https://www.972mag.com/microsoft-azure-openai-israeli-army-cloud/; https://www.theguardian.com/world/2025/jan/23/israeli-military-gaza-war-microsoft

6	https://www.hrw.org/news/2024/11/14/israels-crimes-against-humanity-gaza; https://www.ohchr.org/en/press-releases/2024/10/un-commission-finds-war-crimes-and-crimes-against-humanity-israeli-attacks

7

https://news.un.org/en/story/2024/03/1147976; https://www.ohchr.org/en/press-releases/2024/11/un-special-committee-finds-israels-warfare-methods-gaza-consistent-genocide; https://www.amnesty.org/en/documents/mde15/8668/2024/en/;
https://www.hrw.org/report/2024/12/19/extermination-and-acts-genocide/israel-deliberately-depriving-palestinians-gaza;
https://www.middleeasteye.net/news/top-genocide-scholars-unanimous-israel-committing-genocide-gaza-investigation-finds

8	https://blogs.microsoft.com/on-the-issues/2025/05/15/statement-technology-israel-gaza/

9	https://restofworld.org/2024/microsoft-google-chinese-startup-incubator-police-surveillance/

10	https://restofworld.org/2024/microsoft-google-chinese-startup-incubator-police-surveillance/

11	https://noazureforapartheid.com/

12	https://bdsmovement.net/microsoft

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Board Recommendation

The Board of Directors recommends a vote AGAINST the proposal for the following reasons:

COMPANY STATEMENT IN OPPOSITION

Microsoft has a longstanding robust human rights due diligence program firmly aligned with the UN Guiding Principles on Business and Human Rights (UNGPs), the OECD Guidelines for Multinational Enterprises, and other international standards. We have ongoing processes to identify, assess, and address human rights risks across our business. These processes are continuous and integrated into our operations. Below we also describe ongoing third-party evaluations of our policies and practices that identify policy and process enhancements we consider to strengthen our efforts.

Given this comprehensive approach and the existence of third-party evaluations of the effectiveness of our due diligence processes, the Board believes the additional report requested by the shareholder proposal is unnecessary. Microsoft already discloses extensive information on how we implement and evaluate our human rights due diligence, and our practices are also scrutinized by independent third parties. In short, the company is already doing what the proposal seeks: conducting rigorous, ongoing human rights due diligence and openly reporting on its effectiveness.

Our commitment to ongoing human rights due diligence

Microsoft’s Global Human Rights Statement (see aka.ms/humanrights) commits us to continuous human rights due diligence worldwide, in line with the UNGPs. Key features of our program include:

•

Regular Risk Assessments: We conduct periodic HRIAs at multiple levels (enterprise-wide, for specific products, and in sensitive regions) to identify actual, or potential, salient human rights risks and impacts that we may cause, contribute, or be directly linked with, either through our own activities or as a result of our business relationships. In August 2024, we commissioned an independent corporate human rights impact assessment to evaluate our end-to-end operations and affirm our priority areas of focus. The findings guide our risk management, mitigation, and remediation efforts and inform our internal training, governance structures, and operational safeguards. In tandem, we commissioned an independent HRIA of generative AI. These assessments involved stakeholder input and guide our risk mitigation strategies. Findings from all our human rights due diligence efforts are integrated into our business practices, and we track implementation to ensure learnings and mitigations are incorporated. HRIAs are typically conducted by third-party experts in business and human rights to ensure a neutral, rights-based review.

•

Integration into Business Processes: Human rights considerations are embedded into Microsoft’s policies and daily operations. Contractual terms prohibit misuse of our services to violate human rights. Cross-functional teams (legal, responsible AI, supply chain, etc.) work together to incorporate human rights safeguards in product design, market entry decisions, and supply chain management. This ensures due diligence is not isolated but part of core decision-making.

•

External Perspectives: Microsoft conducts regular engagement and consultation with external stakeholders including vulnerable populations or their trusted representatives to understand their perspectives and experiences. We also consult regularly with human rights experts to identify human rights risks and mitigation measures. Engagement is conducted through formal meetings, participation in multistakeholder forums, focus groups, surveys, and direct interviews. It is a key component of our human rights due diligence and risk management process.

•

Continuous Improvement: Our due diligence is on-going and adaptive. We update assessments when conditions change and learn from new challenges to refine our approach. As an example, Microsoft recently completed an update to its company-wide human rights risk assessment (saliency review) with an independent consulting firm, reflecting our commitment to stay ahead of emerging risks. This continuous cycle of assess-act-review epitomizes the UNGP concept of due diligence as a dynamic process, not a one-off report.

Transparency and independent oversight

Microsoft provides transparency about our human rights practices, and our program is subject to independent scrutiny. We believe these existing disclosures and third-party evaluations fulfill the intent of the proposal by ensuring accountability for the effectiveness of our human rights due diligence. This includes:

•

Extensive Public Reporting: Microsoft has a strong track record of publicly reporting on its human rights commitments, processes, and progress. Our upcoming Human Rights Transparency Report-covering fiscal year 2025 and, for the first time, bringing together our legacy supply chain and human rights report for a full value-chain review of human rights-will be published in December 2025. This regular report details how we manage our salient human rights issues and what actions we took over the year. Beyond the standalone human rights report, Microsoft communicates human rights due diligence through other channels.

2025 PROXY STATEMENT	87

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We regularly publish transparency reports at www.microsoft.com/transparency, including our Responsible AI Transparency Report, Environmental Sustainability Report, and additional transparency reports. Updates are also published regularly through our blogs and other public communication channels, covering topics like data center siting in rights-challenged markets and our approach to responsible AI – demonstrating how human rights due diligence is applied in specific contexts. In December 2025, we will also be publishing an executive summary of a new HRIA on generative AI.

Independent Evaluations: Microsoft’s human rights practices are already reviewed by independent third parties, providing an external check on our due diligence effectiveness. For instance, Microsoft is a founding member of the GNI, a multi-stakeholder organization that sets principles and conducts independent assessments on tech companies’ respect for freedom of expression and privacy rights. As a GNI member, Microsoft undergoes comprehensive audits by accredited independent assessors who review internal documents and interview employees to evaluate our implementation of the GNI Principles and Implementation Guidelines, which include due diligence standards. Microsoft has undergone four cycles of GNI assessments since GNI launched in October 2008 and is currently in the middle of the fifth assessment. Assessment reports are examined by a diverse board of civil society organizations, investors, and academics to verify Microsoft is making good-faith, continual improvement. These results have affirmed Microsoft’s on-going compliance with and improvements on human rights safeguards.

In terms of the specific examples raised in the proposal:

Responding to the Middle East Crisis: As Microsoft outlined in its public “Microsoft On the Issues” blog, the company has activated its commitment to due diligence and transparency in response to allegations that our Azure and AI technologies are being used by the Israeli military to target civilians, surveil, or cause harm in the conflict in Gaza. In early 2025, we undertook an internal review, followed by a review by Covington & Burling LLP a law firm with expertise in business and human rights. When additional and precise allegations were raised by The Guardian in August 2025, we promptly launched a new review of those allegations, again conducted by Covington & Burling, with technical assistance from an independent consulting firm (see aka.ms/mideastreview). Microsoft committed to making the factual findings from that review public. On September 25, 2025, we announced initial findings that some of the Isreali Ministry of Defense’s (“IMOD’) use of Azure storage capacity and AI services violated our terms of service. We communicated our decision to cease and disable specified IMOD subscriptions and their services, including their use of specific cloud storage and AI services and technologies. We reviewed this decision with IMOD and the steps we are taking to ensure compliance with our terms of service, focused on ensuring our services are not used for mass surveillance of civilians (see aka.ms/mideastreviewupdate).

Covington & Burling is providing recommendations based on this specific review and on a broader examination of our human rights due diligence processes, which we will make public and consider to bolster our due diligence processes further. We will also continue to refine how we monitor high-risk use cases of our technology, and we will evaluate guardrails to aid in preventing misuse. We are also engaging with additional human rights experts to learn from this situation.

Start-Up Accelerator: The Microsoft Accelerator program, which has since transitioned to Microsoft for Start-Ups, is an open program to which early-stage startups may apply, following the same global processes. All applications are screened for sensitive subject matters and reviewed to ensure they comply with relevant trade and legal guidelines. The program offers technical training and credits for Microsoft products and services for 180 days. We do not have influence over start-ups that may shift their business models or operations over the years after they graduate from the program. Microsoft has confirmed that the Chinese entities mentioned in the shareholder proposal are not current customers of Microsoft.

In summary, Microsoft’s existing human rights due diligence processes are robust, continually improving, and already disclosed. The company has demonstrated its commitment through concrete action and transparency, including in challenging situations. Therefore, we believe the requested report is unnecessary given the company’s current practices and disclosures and such a report would be redundant. We will continue to refine and communicate our human rights efforts as part of our ongoing governance and transparency reporting.

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Proposal 10: Report on AI and Machine Learning Tools for Oil and Gas Development and Production

As You Sow and co-filers have advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

WHEREAS: Microsoft is widely recognized for its efforts to address its contribution to climate change. It has set targets to reduce its near-term emissions, use 100 percent carbon-free energy, and aims to be net carbon-negative by 2030.1

Despite these actions and commitments, Microsoft is also the global leader in developing advanced technology platforms that facilitate new oil and gas production projects, including artificial intelligence (“AI”), machine learning, Internet of Things, cloud computing, and high-performance computing (collectively, “advanced technology”).2 A 2022 study found that Microsoft controls nearly 60 percent of all cloud services contracts with the oil and gas industry,3 and independent analyses show that just two of these contracts had a greater emissions impact than Microsoft’s entire Scope 1 – 3 emissions.4

However, these contracts and their associated emissions are not addressed by Microsoft’s existing disclosures or targets, leaving investors in the dark about their financial and climate impacts and the potential risks posed to the Company and its investors.

Microsoft’s continued sale of advanced technology to the fossil fuel industry exposes it to material reputational and legal risks. The development and deployment of advanced technology for the fossil fuel industry has caused outcry,5 and even led to staff resignations.6 Microsoft consistently heralds its efforts to “accelerate sustainability with AI,”7 without providing material information about its fossil fuel partnerships in its sustainability reporting, raising legal and reputational risks associated with greenwashing.8 Similarly, without ensuring that the oil & gas companies it serves are aligned with global climate goals, Microsoft increases its exposure and that of its investors to financial, legal, and reputational risks associated with the energy transition.

By assessing and reporting on the risks associated with selling advanced technology for fossil fuel production, Microsoft can increase transparency and provide investors with the information necessary to evaluate the Company’s climate impact and exposure to climate-related financial risk.

BE IT RESOLVED: Shareholders request that Microsoft report on the climate and financial risks to the Company associated with providing advanced technology, including artificial intelligence and machine learning tools, to facilitate oil and gas development and production.

Board Recommendation

The Board of Directors recommends a vote AGAINST the proposal for the following reasons:

COMPANY STATEMENT IN OPPOSITION

This proposal requests a new report that falls outside the scope of established standards for reporting financial risks or of climate impacts, and we believe it is not in the best interests of the Company or its shareholders.

Microsoft’s governance and risk management processes are designed to help identify and address climate, financial, reputational, and legal risks associated across virtually all aspects of our business, including our work with the energy sector. Through those processes, Microsoft already discloses material financial risks in accordance with U.S. securities laws and generally accepted accounting principles. The reporting requested in this proposal would create a special case focused solely on a narrow customer segment that falls outside the scope of our financial reporting.

Commitment to Transparency

Our sustainability disclosures are comprehensive and aligned with global standards and are designed to provide visibility to meaningful insight into our sustainability strategies and progress. The carbon accounting and methodology standards we apply do

1	https://cdn-dynmedia-1.microsoft.com/is/content/microsoftcorp/microsoft/msc/documents/presentations/CSR/2025-Microsoft-Environmental-Sustainability- Report.pdf#page=01, p.11, 16

2

https://news.microsoft.com/2019/02/22/exxonmobil-to-increase-permian-profitability-through-digital-partnership-with-microsoft/; https://news.slashdot.org/story/24/05/13/0129253/how-microsoft-employees-pressured-the-company-over-its-oil-industry-ties; https://news.microsoft.com/2019/09/17/schlumberger-chevron-and-microsoft-announce-collaboration-to-accelerate-digital-transformation/; https://www.kimberliteresearch.com/single-post/microsoft-is-the-leading-cloud-provider-for-the-oil-gas-industry-2

3	https://www.kimberliteresearch.com/single-post/microsoft-is-the-leading-cloud-provider-for-the-oil-gas-industry-2

4	https://www.enabledemissions.com/

5	https://github.com/MSworkers/for.ClimateAction?tab=readme-ov-file

6	https://grist.org/accountability/microsoft-employees-spent-years-fighting-the-tech-giants-oil-ties-now-theyre-speaking-out/

7	https://blogs.microsoft.com/on-the-issues/2023/11/16/accelerating-sustainability-ai-playbook/

8	https://corpgov.law.harvard.edu/2023/07/24/greenwashing-navigating-the-risk/

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not require or provide for disclosure of potential avoided or enabled emissions, nor those associated with serving specific customer segments. Neither do current and evolving mandatory carbon reporting requirements like the upcoming Corporate Sustainability Reporting Directive.

Balanced Approach to Technology and Energy

Microsoft has a long history of supporting the energy industry across the full value chain from metals and minerals, to fuels, power generation, transmission, and distribution. Our technologies are widely used to optimize operations, which may lead to enhanced recovery, but they also serve to improve worker health and safety, reduce energy usage and emissions, predict and prevent equipment failures, reduce incidents and downtime, enhance forecasting, optimize supply chains, and accelerate innovation. They also contribute to the development of new energy solutions such as sustainable aviation fuels, low- and no-carbon energy sources, carbon capture and storage, and a decarbonized, balanced power grid, helping to accelerate the transition to a low-carbon economy.

Technology is essential in helping all industries, including energy, transition toward more sustainable practices. Microsoft recognizes the global need to expand access to energy while also advancing the transition to a low-carbon economy by 2050. The Energy Principles we published in March 2022 guide our work with energy sector customers and reflect our commitment to sustainability, transparency, and innovation (see aka.ms/energyprinciples). We support all customers in developing and achieving effective net zero goals. Microsoft’s commercially available software and cloud services foster workforce empowerment, collaboration, and innovation that support a safer, more secure, reliable, equitable, and sustainable energy future.

Employee Engagement and Industry Collaboration

We value employee input and have established channels for dialogue and engagement on sustainability topics between employees and senior leaders at Microsoft.

Microsoft remains committed to enabling a principled and inclusive energy transition, and we believe the energy industry must be part of the solution for achieving a net zero future. Our approach is grounded in transparency, innovation, and collaboration, and is designed to help drive global change while supporting the evolving needs of our customers and communities.

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5. Information About the Meeting

Date, Time, and Place of Meeting

Date: December 5, 2025

Time: 8:30 a.m. Pacific Time

Virtual Meeting Location: virtualshareholdermeeting.com/MSFT25

This Proxy Statement was first mailed to shareholders on or about October 21, 2025. It is furnished in connection with the solicitation of proxies by the Board of Directors of Microsoft Corporation to be voted during the Annual Meeting for the purposes set forth in the accompanying Notice of Annual Meeting.

Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy during the meeting. A shareholder may revoke a proxy by timely executing and delivering, by Internet, telephone, or mail, another proxy dated as of a later date, or by delivering a signed statement to our Corporate Secretary at or prior to the Annual Meeting.

Proxy Materials are Available on the Internet

We are furnishing proxy materials to our shareholders primarily via the Internet instead of mailing printed copies of those materials to each shareholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. On October 21, 2025, we mailed a Notice of Internet Availability of Proxy Materials to certain of our shareholders. The Notice contains instructions about how to access our proxy materials and vote online or by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.

Participating in the Annual Meeting

This year’s virtual Annual Meeting will be conducted at virtualshareholdermeeting.com/MSFT25 on December 5, 2025 at 8:30 a.m. Pacific Time. You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on September 30, 2025, the record date, or hold a valid proxy for the meeting. To be admitted to the Annual Meeting, you must enter the 16-digit Control Number found next to the label “Control Number” on your Notice of Internet Availability, proxy card, or voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial shareholder, you may contact the bank, broker, or other institution where you hold your account if you have questions about obtaining your Control Number.

The meeting will be followed by a question and answer session. Questions may be submitted in advance of the meeting beginning on October 21, 2025 at proxyvote.com after logging in with your Control Number, or during the Annual Meeting through virtualshareholdermeeting.com/MSFT25.

We recommend that you access the Annual Meeting before it begins. Online check-in opens approximately thirty minutes before the start of the meeting. If you have difficulty accessing the meeting, please call 1-844-986-0822 (toll free) or 303-562-9302 (international). We will have technicians available to assist you.

We will also broadcast the Annual Meeting via Microsoft Teams at microsoft.com/investor, however, you will not be able to vote your shares or ask questions through Microsoft Teams.

Soliciting Proxies

The Board of Directors is soliciting the proxy accompanying this Proxy Statement. Proxies may be solicited by officers, directors, and employees of Microsoft, none of whom will receive any additional compensation for their services. D.F. King & Co., Inc. may solicit proxies at a cost we anticipate will not exceed $20,000. These solicitations may be made personally or by mail, telephone, messenger, email, or other electronic transmission. Microsoft will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. Microsoft will pay all proxy solicitation costs.

2025 PROXY STATEMENT	91

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Householding

We deliver a single Proxy Statement and Annual Report, along with individual proxy cards or individual Notices of Internet Availability, to certain shareholders sharing the same address unless we have received contrary instructions. If you are a registered shareholder and would like to either participate in householding or receive separate copies of this year’s and/or future proxy materials, please contact our transfer agent, Computershare, by mail at P.O. Box 43006, Providence, RI, 02940-3078; by phone at 800-285-7772, option 1; or by email at web.queries@computershare.com. If you are a beneficial shareholder, you may contact the broker or bank where you hold the account.

Election of Directors

Twelve directors are to be elected during the Annual Meeting to hold office until the next annual meeting and until their respective successors are elected and qualified. If, for any reason, no directors are elected at an annual meeting, a slate of directors may be elected at a special meeting of shareholders called for that purpose in the manner provided by our Bylaws. The accompanying proxy will be voted in favor of the nominees presented in Part 1 – Board of Directors and Governance to serve as directors unless the shareholder indicates to the contrary on the proxy. All of this year’s nominees are current directors, except Mr. Rainey. The Board expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee designated by our Board. A nominee who does not receive a majority of the votes cast will not be elected. Except as explained in the next paragraph, an incumbent director who is not elected because he or she does not receive a majority vote will continue to serve as a holdover director until the earliest of: (a) 90 days after the date on which the election inspector determines the voting results as to that director; (b) the date on which the Board of Directors appoints an individual to fill the office held by that director; or (c) the date of that director’s resignation.

The Board of Directors may fill any vacancy resulting from the non-election of a director, or fill the office held by a holdover director, as provided in our Bylaws. The Governance and Nominating Committee will consider promptly whether to fill the office of a nominee who fails to receive a majority vote and make a recommendation to our Board about filling the office.

The Board of Directors will act on the Governance and Nominating Committee’s recommendation and within 90 days after certification of the shareholder vote will disclose publicly its decision.

Additional details about this process are specified in our Bylaws, which are available on our website at

aka.ms/policiesandguidelines.

Voting

Shareholders Entitled to Vote; Quorum

Shareholders of record at the close of business on September 30, 2025, will be entitled to vote during the Annual Meeting on the basis of one vote for each share held. Shareholders as of the record date are encouraged to vote prior to the meeting (1) via the Internet, (2) by phone, or (3) if you received your proxy materials by mail, by signing, dating, and returning the enclosed proxy card or voting instruction form. On September 30, 2025, there were 7,433,087,554 shares of common stock outstanding, held of record by 76,483 shareholders.

A majority of the outstanding shares of Microsoft common stock is required to constitute a quorum for the transaction of business at the Annual Meeting. The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” or, in the case of an uncontested election of directors, “withheld,” will be included in the number of shares present during the Annual Meeting to determine whether a quorum is present.

Vote Required; Effect of Abstentions and Broker Non-Votes

For each nominee and proposal submitted to the shareholders for a vote, approval requires a vote of the majority of the votes cast. A majority of votes cast means the number of shares cast “for” a nominee or proposal exceeds the number of shares cast “against” that nominee or proposal. Abstentions will not be counted as votes cast. Uninstructed shares will not be counted as votes cast except with respect to the Ratification of the Selection of our Independent Auditor, for which brokers and custodians have discretion to vote. A ballot for a nominee that is marked “withheld” will also not be counted as a vote cast.

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The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers.

	Votes Required for Approval	Abstentions	Uninstructed Shares

Management Proposals
Election of 12 Directors	Majority of votes cast	No effect	No effect
Advisory Vote to Approve Named Executive Officer Compensation (“say-on-pay vote”)	Majority of votes cast	No effect	No effect
Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2026	Majority of votes cast	No effect	Discretionary vote
Approval of the Microsoft Corporation 2026 Stock Plan	Majority of votes cast	No effect	No effect

Shareholder Proposals
European Security Program Censorship Risk Audit	Majority of votes cast	No effect	No effect
Report on Risks of Censorship in Generative Artificial Intelligence	Majority of votes cast	No effect	No effect
Report on AI Data Usage Oversight	Majority of votes cast	No effect	No effect
Report on Data Operations in Human Rights Hotspots	Majority of votes cast	No effect	No effect
Report on Human Rights Due Diligence	Majority of votes cast	No effect	No effect
Report on AI and Machine Learning Tools for Oil and Gas Development and Production	Majority of votes cast	No effect	No effect

Vote Confidentiality

We maintain the confidentiality of the votes of individual shareholders. Ballots, proxy forms, and voting instructions returned to brokerage firms, banks, and other holders of record are kept confidential. Only the proxy solicitor, proxy tabulator, and inspector of election have access to the ballots, proxy forms, and voting instructions. The proxy solicitor and the proxy tabulator will disclose information taken from the ballots, proxy forms, and voting instructions only if there is a proxy contest, if the shareholder authorizes disclosure, to defend legal claims, or as otherwise required by law. If you write comments on your proxy card or ballot, management may learn how you voted in reviewing your comments.

Tabulation of Votes

Our independent election inspector, Broadridge Financial Services, will tabulate votes cast by proxy or electronically during the meeting. We expect to publish the final vote tabulation on our website at microsoft.com/investor/corporate-governance/votingresults and report the results in a Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.

Where to Find More Proxy Voting Information

•	The SEC website has a variety of information about the proxy voting process at sec.gov/spotlight/proxymatters.shtml

•	Contact the Microsoft Investor Relations department through our website at microsoft.com/investor or by phone at 425-706-4400

•	You may view our Annual Report and vote your shares at proxyvote.com

•	Contact the broker or bank through which you beneficially own your shares

Where to Find our Corporate Governance Documents

Copies of our Board committee charters and other governance documents listed in Part 1 – Board of Directors and Governance can be found at aka.ms/policiesandguidelines. We will provide any of the foregoing information to a shareholder without charge upon written request to MSC 123/9999, Office of the Corporate Secretary, Microsoft Corporation, One Microsoft Way, Redmond, WA 98052-6399.

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1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Proposals by Shareholders for 2026 Annual Meeting

Any shareholder who wishes to submit a proposal, director nomination, or to present matters at next year’s shareholders meeting should comply with applicable Bylaws and SEC requirements, which are identified in the table below.

Submission	Rules and Requirements	Deadline

Shareholder Proposals for Inclusion in Next Year’s Annual Meeting Proxy Materials	SEC Rule 14a-8	No later than close of business (5:30 p.m. Pacific Time) on June 23, 2026

Proxy Access Director Nominees	Section 1.14 of Bylaws

Between May 24, 2026, and close of business on June 23, 2026, assuming we do not change the date of our 2026 meeting date to be more than 30 days before or 60 days after the first anniversary of the date this definitive Proxy Statement is first released to shareholders

Notice Provision for Other Items of Business or non-Proxy Access Director Nominees	Section 1.13 of Bylaws

Between August 7, 2026, and close of business on September 6, 2026, assuming we do not change the date of our 2026 meeting to be more than 30 days before or 60 days after the first anniversary date of our 2025 Annual Meeting

Where to Submit

Electronically	askboard@microsoft.com

By Mail	MSC 123/9999, Office of the Corporate Secretary, Microsoft Corporation, One Microsoft Way, Redmond, Washington 98052-6399

Shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Bylaws must comply with the additional requirements of Rule 14a-19(b). We encourage shareholders who wish to submit a proposal or nomination to seek independent counsel. Microsoft will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaw and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Other Business

The Board of Directors does not intend to bring any other business before the Annual Meeting, and so far as is known to our Board, no matters are to be brought before the meeting other than as specified in the notice of meeting. In addition to the scheduled items of business, the meeting may consider such other business as may properly come before the meeting or any adjournment or postponement thereof, including procedural matters and matters relating to the conduct of the meeting. If other business is properly brought before the meeting, the persons voting proxies will vote in accordance with their best judgment.

Representatives of Deloitte & Touche will attend the Annual Meeting, have an opportunity to make a statement if they desire to do so, and be available to respond to appropriate questions.

DATED: Redmond, Washington, October 21, 2025.

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Annex A – 2026 Stock Plan

MICROSOFT CORPORATION

2026 STOCK PLAN

1.	Purpose of the Plan. The purposes of this Plan are to attract and retain Employees and Consultants, and knowledgeable, independent Non-Employee Directors of the Company, and to provide additional incentives to those persons to continue to work in the best interests of the Company and its shareholders.

2.	Definitions. As used in this Plan, the following definitions apply:

(a)	“Award” means any award or benefits granted under the Plan, including Options, Share Awards, SARs, and Director Fee Awards.

(b)	“Award Agreement” means a written or electronic agreement setting forth the terms of an Award.

(c)	“Awardee” means the holder of an outstanding Award.

(d)	“Board” means the Board of Directors of the Company.

(e)	“Change in Control” means the occurrence of any of the following events:

(i)

during any period of not more than 36 months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;

(ii)

any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this clause (ii) will not be deemed to be a Change in Control by virtue of the ownership, or acquisition, of Company Voting Securities: (A) by the Company, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (D) pursuant to a Non-Qualifying Transaction (as defined in clause (iii) of this definition);

(iii)

the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least a majority of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this clause (iii) will be deemed to be a “Non-Qualifying Transaction”); or

2025 PROXY STATEMENT	95

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

(iv)	the consummation of a sale of all or substantially all of the Company’s assets (other than to an affiliate of the Company).

(f)	“Code” means the Internal Revenue Code of 1986, as amended.

(g)	“Committee” means the Compensation Committee of the Board.

(h)	“Company” means Microsoft Corporation, a Washington corporation, and any successor entity.

(i)	“Consultant” means any individual other than an Employee or a Non-Employee Director who is directly engaged by, and paid by, the Company, to render personal services to the Company.

(j)

“Continuous Status” and “Continuous Status as a Participant” mean (1) for Employees, the absence of any interruption or termination of service as an Employee, (2) for Non-Employee Directors, the absence of any interruption, removal, termination, or other cessation of service as a Non-Employee Director, and (3) for Consultants, the absence of any interruption, expiration, or termination of that person’s personal services to the Company or the occurrence of any termination event as set forth in that person’s Award Agreement. An Employee’s Continuous Status is not considered interrupted in the case of a leave of absence or other time away from work during which Continuous Status is not considered interrupted in accordance with Company policies.

(k)	“Conversion Options” means the Options described in Section 6(c) of the Plan.

(l)	“Director Fee Award” means a cash award granted under the Plan to a Non-Employee Director, including retainers and meeting-based fees.

(m)

“Employee” means any person, including an officer, who is a common law employee of, receives remuneration for personal services to, is reflected on the official human resources database as an employee of, and is on the payroll of the Company or any Parent or Subsidiary of the Company. A person is on the payroll if he or she is paid from the payroll department of the Company, or any Parent or Subsidiary of the Company. Persons providing services to the Company, or to any Parent or Subsidiary of the Company, pursuant to an agreement with a staff leasing organization, temporary workers engaged through or employed by temporary or leasing agencies, and workers who hold themselves out to the Company, Parent, or Subsidiary to which they are providing services as being independent contractors, or as being employed by or engaged through another company while providing the services are not Employees for purposes of the Plan, whether or not the persons are, or may be reclassified by the courts, the Internal Revenue Service, the U.S. Department of Labor, or other person or entity as, common law employees of the Company, Parent, or Subsidiary, either solely or jointly with another person or entity.

(n)	“Effective Date” means March 1, 2026.

(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)	“Incentive Stock Option” means any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(q)	“Non-Employee Director” means a member of the Company’s Board of Directors who is not an Employee.

(r)	“Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(s)	“Option” means a stock option granted under the Plan, including any Incentive Stock Option and any Nonqualified Stock Option.

(t)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(u)	“Plan” means this 2026 Stock Plan, including any amendments to it.

(v)

“Restricted Stock Award” means a grant of Shares that is subject to certain specified restrictions (including, without limitation, a requirement that the Awardee remain in Continuous Status for a specified period of time).

(w)	“SAR” means a stock appreciation right awarded under the Plan.

(x)

“Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.

(y)	“Share” means one share of Company common stock.

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(z)	“Share Award” means a Restricted Stock Award or Stock Award, or other grant of Shares or of a right to receive Shares or their cash equivalent (or both), under the Plan.

(aa)

“Stock Award” means an unfunded and unsecured promise to deliver Shares or their cash equivalent (or both), subject to certain restrictions (including, without limitation, a requirement that the Awardee remain in Continuous Status for a specified period of time).

(bb)

“Subsidiary” means (i) in the case of an Incentive Stock Option, a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (ii) in the case of a Nonqualified Stock Option, a SAR or a Share Award, with the approval of the Committee, a limited liability company, partnership, or other entity in which the Company controls 50 percent or more of the voting power or equity interests.

(cc)

“Total and Permanent Disability” means with respect to an Employee, that the Participant either: (i) has been determined by the U.S. Social Security Administration to be eligible for disability benefits under the Social Security disability insurance program or the Supplemental Security Income program, and is currently receiving such disability benefits; or (ii) is currently receiving, and has been receiving for a continuous period of at least three months, income replacement benefits under the long term disability plan sponsored by the Company or a Subsidiary.

3.	Shares Subject to the Plan. Subject to the provisions of Sections 15 and 17, the maximum aggregate number of Shares that may be awarded and delivered under the Plan after the Effective Date will not exceed the sum of (i) 226,000,000 Shares, (ii) the number of Shares available for future awards under the Company’s 2017 Stock Plan as of the Effective Date, and (iii) the number of undelivered Shares subject to awards under the 2017 Stock Plan and the Company’s 2001 Stock Plan that again become available for Awards under the Plan on or after the Effective Date as provided under this paragraph (the “Absolute Share Limit”). The Absolute Share Limit will be adjusted pursuant to the provisions of Section 15. If an Award under the Plan, the 2017 Stock Plan or the 2001 Stock Plan expires, terminates, is settled in cash, or is cancelled or forfeited, without delivery of Shares, or otherwise results in the return of Shares to the Company on or after the Effective Date, the undelivered Shares covered by the Award will again become available for other Awards under the Plan. Notwithstanding the foregoing, in no event will any of the following Shares again become available for other Awards: (A) previously issued Shares tendered or unissued Shares withheld in respect of taxes, (B) previously issued Shares tendered or unissued Shares withheld to pay the exercise price of Options, (C) Shares repurchased by the Company from the Awardee with the proceeds from the exercise of Options, and (D) Shares underlying any exercised SARs. The Shares awarded under the Plan may be authorized but unissued or reacquired Shares.

4.	Administration of the Plan.

(a)

Procedure. The Plan is administered by the Committee. The Board, at its discretion, may take any action that the Committee may take under the Plan and may grant Awards to Non-Employee Directors as described in Section 10. The Committee may delegate its authority to administer the Plan to the extent permitted by applicable law. References to the Committee under the Plan will be deemed to include a person acting within the scope of a delegation of authority from the Committee.

(b)

Powers of the Committee. Subject to the provisions of the Plan, the Committee has the authority, in its discretion: (i) to grant Incentive Stock Options, Nonqualified Stock Options, Share Awards, and SARs; (ii) to determine, in accordance with Section 8(b), the fair market value of the Shares; (iii) to determine, in accordance with Section 8(b), the exercise price per Share of Options and SARs; (iv) to determine the Employees and Consultants to whom, and the time or times at which, Awards are granted and the number of Shares to be represented by each Award; (v) to interpret the Plan and the terms of Awards; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan, including the form of Award Agreement, and manner of acceptance of an Award; (vii) to determine the terms and provisions of each Award to be granted (which need not be identical) and, with the consent of the Awardee, modify or amend any Award; (viii) to authorize conversion or substitution under the Plan of any or all Conversion Options; (ix) to accelerate or defer (with the consent of the Awardee) the vesting date of any Award or exercise date of any Option or SAR; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted under the Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan; provided that, no consent of an Awardee is necessary under clauses (vii) or (ix) if the modification, amendment, acceleration, or deferral, in the reasonable judgment of the Committee confers a benefit on the Awardee, or is made pursuant to an adjustment in accordance with Section 15. The Committee’s determinations under the Plan and Award Agreements need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not the persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award

2025 PROXY STATEMENT	97

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether an Awardee has experienced a cessation of Continuous Service for purposes of the Plan.

(c)	Effect of Committee Actions. All decisions, determinations, and interpretations of the Committee under the Plan are final and binding on all Awardees.

5.	Eligibility. Awards may be granted to Employees, Non-Employee Directors, and Consultants. Incentive Stock Options may only be granted to Employees. Director Fee Awards may only be granted to Non-Employee Directors.

6.	Options.

(a)

Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding any designation, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company) exceeds $100,000, the Options will be treated as Nonqualified Stock Options.

(b)

For purposes of Section 6(a), Options will be taken into account in the order in which they were granted, and the fair market value of the Shares will be determined as of the time the Option with respect to the Shares is granted.

(c)

Options converted or substituted under the Plan for any or all outstanding stock options and stock appreciation rights held by employees and consultants granted by entities subsequently acquired by the Company or a subsidiary or affiliate of the Company (“Conversion Options”) will be effective as of the close of the respective mergers into, or acquisitions of the entities by, the Company or a subsidiary or affiliate of the Company; provided that Conversion Options may not be exercised during any periods that may be specified by the Company immediately following the close of the merger or acquisition necessary to ensure compliance with applicable law. The Conversion Options may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee; provided that, stock appreciation rights in the acquired entity will only be converted to or substituted with Nonqualified Stock Options. The Conversion Options will be options to purchase the number of Shares determined by multiplying the number of shares of the acquired entity’s common stock underlying each stock option or stock appreciation right immediately prior to the closing of the merger or acquisition by the number specified in the applicable merger or acquisition agreement for conversion of each share of the entity’s common stock to a Share (the “Merger Ratio”), rounded down to the closest whole share. Conversion Options will be exercisable at an exercise price per Share (increased to the nearest whole cent) equal to the exercise price per share of the acquired entity’s common stock under each stock option or stock appreciation right immediately prior to closing divided by the Merger Ratio. Conversion Options may be granted and exercised without the issuance of an Award Agreement.

7.	SARs. Each SAR will cover a specified number of Shares and will be exercisable upon the terms and conditions the Committee determines. Upon exercise of the SAR, the holder will be entitled to receive a distribution from the Company in an amount equal to the excess of (A) the aggregate fair market value (on the exercise date) of the Shares underlying the exercised right over (B) the aggregate base price in effect for those Shares. The number of Shares underlying each SAR and the base price in effect for those Shares will be determined by the Committee at the time the SAR is granted. The distribution with respect to an exercised SAR may be made in Shares valued at fair market value on the exercise date, in cash, or partly in Shares and partly in cash, as the Committee deems appropriate.

8.	Options and SARs.

(a)

Term. The term of each Option or SAR will be no more than ten (10) years from the date of grant. However, in the case of an Incentive Stock Option granted to an Employee who, at the time the Option is granted, owns Shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Option will be no more than five (5) years from the date of grant.

(b)

Exercise Price/Consideration. The per Share exercise price under each Option or SAR will be determined by the Committee or other person authorized to grant the award, except that for an Incentive Stock Option granted to (A) an Employee who, at the time of the grant of the Incentive Stock Option, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the fair market value per Share on the date of grant or (B) any other Employee, the per Share exercise price will be no less than 100% of the fair market value per Share on the date of grant. Except for Conversion Options, the per Share exercise price under a Nonqualified Stock Option or SAR will be no less than the fair market value per Share on the date of grant. The fair market value per Share will be the closing price per Share on the Nasdaq Stock

98

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Market (“NASDAQ”) on the date of grant (or, if the date of grant is not a trading day, the closing price per Share on the NASDAQ on the most recent trading day preceding the date of grant). If the Shares cease to be listed on NASDAQ, the Committee will designate an alternative method of determining the fair market value of the Shares. The consideration to be paid for the Shares to be issued upon exercise of an Award, including the method of payment, will be determined by the Committee at the time of grant.

(c)

Exercise. Any Option or SAR granted under the Plan will be exercisable at the times and under the conditions described in the Award Agreement, subject to the terms of the Plan. An Option or SAR may not be exercised for a fraction of a Share. An Option or SAR is deemed to be exercised when the person entitled to exercise the Award gives notice of exercise in accordance with the Award Agreement and with procedures established by the Company, the Awardee has arranged for the payment of any required tax with respect to the Award, and full payment of the exercise price has been received by the Company. Full payment may consist of any consideration and method of payment allowable under the Award Agreement and the Plan.

(d)

Rights as a Shareholder and Dividends. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to the Award, notwithstanding in the vesting or exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Share is issued, except as provided in Section 15.

(e)

Termination of Continuous Status. In the event of termination of an Awardee’s Continuous Status, the Awardee may exercise an outstanding Option or SAR to the extent exercisable on the date of termination (but in no event after the term of the Option or SAR as set forth in the Award Agreement). To the extent that the Awardee was not entitled to exercise an Option or SAR at the termination of Continuous Status, or does not exercise the Option or SAR within the time specified in the applicable Award Agreement, the Option or SAR will terminate unless otherwise provided in the Plan or the Award Agreement.

9.	Share Awards. Awardees of a Share Award will be notified by means of an Award Agreement of the terms, conditions and restrictions, including vesting, if any, related to the Share Award, including the number of Shares that the Awardee will be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Awardee must accept the Share Award. The Award Agreement will provide for the forfeiture of the non-vested Shares under the Share Award upon the Awardee’s cessation of Continuous Status unless otherwise provided in the Plan or the Award Agreement. An Award Agreement shall not be required to the extent the Share Award is for fully vested shares without additional terms, conditions or restrictions.

10.	Non-Employee Director Awards. The Board may grant Director Fee Awards and Stock Awards in its discretion to any Non-Employee Director. Aggregate Director Fee Awards and Stock Awards to any individual Non-Employee Director in respect of any fiscal year of the Company, solely with respect to service as a Non-Employee Director, may not exceed 20,000 Shares (or, in the event the Award is paid in cash, the equivalent cash value thereof as determined by the Board based on the market price of the Company common stock on the last trading day preceding the date of payment), in each case, as adjusted pursuant to the provisions of Section 15. The Board may make exceptions to these limits for individual Non-Employee Directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation shall not participate in the decision to award such compensation.

11.	Term of Plan. The Plan is effective as of the Effective Date. It will continue in effect until terminated under Section 18.

12.	Limitations on Awards, Vesting, Repricing, Dividends and Dividend Equivalents.

(a)

The maximum number of Shares with respect to which Awards may be granted to any Employee or Consultant in any one taxable year of the Company will not exceed 20,000,000 Common Shares for Options or SARs, or 5,000,000 shares for Share Awards, in each case, as adjusted pursuant to the provisions of Section 15; provided that substituted or assumed Share Awards described in Section 17 do not count against the limit of this Section 12(a).

(b)

Without approval of the shareholders of the Company, no Option or SAR may be repriced, replaced, regranted through cancellation, repurchased for cash or other consideration, or modified (except in connection with an adjustment pursuant to Section 15), in each case if the effect would be to reduce the exercise price for the Shares underlying the Option or SAR.

(c)	No more than 226,000,000 Shares, as adjusted pursuant to the provisions of Section 15, that can be delivered under the Plan may be issued through the grant of Incentive Stock Options.

2025 PROXY STATEMENT	99

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

(d)

The Committee may provide that a Share Award includes dividends or dividend equivalents, payable in cash or Shares. Any dividends or dividend equivalents under a Share Award will be subject to the same vesting and performance conditions and payment dates as the underlying Shares, and in no event shall any dividends or dividend equivalents be paid to an Awardee unless and until the Award to which they relate has vested.

13.	Disability or Death of Awardee. Notwithstanding other provisions of the Plan and unless otherwise provided in the Award Agreement, if an Employee Awardee’s Continuous Status terminates as a result of Total and Permanent Disability or Death, the Employee’s outstanding but unvested Stock Awards will become immediately vested (with any performance-based Stock Awards for which the performance period has not yet been completed, vesting at target level) unless otherwise provided in the Award Agreement. This Section 13 does not apply to Awards other than Stock Awards, or to Stock Awards that are substituted or assumed pursuant to Section 17.

14.	Non-Transferability of Awards. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Awardee, only by the Awardee; provided that the Committee may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

15. Adjustments to Shares Subject to the Plan.

(a)

If any change is made to the Shares by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Shares as a class without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the share limits set forth under Sections 10, 12(a) and 12(c), (iii) the number and/or class of securities and/or the price per Share covered by outstanding Awards under the Plan, and (iv) the maximum aggregate number of Shares underlying all Nonqualified Stock Options and SARs with a per Share exercise price of less than fair market value on any grant date that may be granted under the Plan. The Committee may also make adjustments described in (i)-(iv) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend.

(b)

In determining adjustments to be made under this Section 15, the Committee may take into account factors it deems appropriate, including (i) applicable law, (ii) the potential tax consequences of an adjustment, and (iii) the possibility that some Awardees might receive an adjustment and a distribution or other unintended benefit, and in light of the factors or circumstances may make adjustments that are not uniform or proportionate among outstanding Awards, modify vesting or Share issuance dates, or make other equitable adjustments. Any adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under the Awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, made by the Committee will be final, binding, and conclusive. For purposes of this Section 15, conversion of any convertible securities of the Company will not be deemed to have been effected without receipt of consideration. Except as expressly provided in this Section 15, no issuance by the Company of shares of any class, or securities convertible into shares of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of Shares subject to an Award.

(c)

In the event of the proposed dissolution or liquidation of the Company, the Award will terminate immediately prior to consummation of the proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its discretion in these instances, declare that any Award will terminate as of a date fixed by the Committee and give each Awardee the right to exercise an Award as to all or any part of the Shares subject to an Award, including Shares as to which the Award would not otherwise be exercisable.

16.	Impact of a Change in Control.

(a)

Committee Actions. In the event of a Change in Control, an Awardee’s Award will be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with the following methods, as determined by the Committee:

(i)

provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee; and/or

(ii)

to the extent the affected Awards (whether vested or unvested) are not assumed or substituted as provided in (i) above, settle the Awards (whether vested or unvested) for an amount of cash or securities equal to their value (determined without regard to any vesting conditions), where in the case of Options and SARs, the value of such Awards, if any, will be equal to their in-the-money spread value (if any), as determined by the Committee.

100

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In the event that the consideration paid in the Change in Control includes contingent value rights, earnout or indemnity payments or similar payments, then the Committee will determine if Awards settled under clause (i) and/or (ii) above are (A) valued at closing taking into account such contingent consideration (with the value determined by the Committee in its discretion) or (B) entitled to a share of such contingent consideration. For the avoidance of doubt, in the event of a Change in Control where all Options and SARs are settled for an amount (as determined by the Committee) of cash or securities, the Committee may terminate any Option or SAR for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 16(a) may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.

(b)

Performance-Based Stock Awards. As of the Change in Control date, any outstanding Awards subject to performance conditions will be deemed earned at the actual performance level at the date of the Change in Control (as determined by the Committee) with respect to all open performance periods and will continue to be subject to time-based vesting following the Change in Control in accordance with the original vesting terms. After application of this Section 16(b), such Awards shall be treated in accordance with Section 16(a) hereof.

(c)

Non-Employee Director Awards. In the case of a Non-Employee Director Awardee, notwithstanding the vesting provisions contained in the Award Agreement granting a Stock Award, the Stock Award shall become fully vested and nonforfeitable if, on or within one year after a Change in Control, that Non-Employee Director shall cease for any reason to be a member of the Board.

17.	Substitutions and Assumptions. The Committee has the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other corporate transactions (as defined in Treasury Regulation 1.424-1(a)(3)), provided such substitutions and assumptions are not prohibited by Section 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 3 may be increased by the corresponding number of Awards assumed or substituted.

18.	Amendment and Termination of the Plan.

(a)

Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable (including, but not limited to amendments which the Committee deems appropriate to enhance the Company’s ability to claim deductions related to Option exercises); provided that any increase in the number of Shares subject to the Plan (other than in connection with an adjustment under Section 15 and assumptions and/or substitutions under Section 17), and any amendment described in Section 12(b), requires approval of or ratification by the shareholders of the Company.

(b)

Awardees in Foreign Countries. The Committee has the authority to adopt any modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Awardees performing services in such countries and to meet the objectives of the Plan.

(c)

Effect of Amendment or Termination. Except as otherwise provided in Sections 4 and 15, any amendment or termination of the Plan will not affect Awards already granted and such Awards will remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Awardee and the Committee, which agreement must be in writing and signed by the Awardee and the Company.

19.	Conditions Upon Issuance of Shares. Shares will not be issued pursuant to the settlement or exercise of an Award unless the settlement or exercise of such Award and the issuance and delivery of such Shares pursuant thereto will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

20.	Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available a sufficient number of Shares to satisfy the requirements of the Plan.

21.	No Employment/Service Rights. Nothing in the Plan confers upon any Employee, Consultant or Non-Employee Director the right to an Award or to continue in service as an Employee, Consultant or Non-Employee Director for any period of specific duration, or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining such person), or of any Awardee, which rights are hereby expressly reserved by each, to terminate such person’s services at any time for any reason, with or without cause.

22.

Compensation Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with (i) the Company’s Executive Compensation Recovery Policy (as may be amended from time to time), (ii) any other recoupment policies that the Company adopts, and/or (iii) applicable law, in each case, to the extent recipients of such Awards are covered

2025 PROXY STATEMENT	101

1	BOARD OF DIRECTORS AND GOVERNANCE	2	NAMED EXECUTIVE OFFICER COMPENSATION	3	AUDIT COMMITTEE MATTERS	4	PROPOSALS TO BE VOTED ON DURING THE MEETING	5	INFORMATION ABOUT THE MEETING

by such policies or law. Any Awards which are subject to such policies or law will not be earned or vested, even if already granted, paid or settled, until such policies or law, as applicable, cease to apply to such Awards and any other vesting conditions applicable to such Awards are satisfied. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of any event or omission as determined by the Committee.

23.	Governing Law and Venue. The Plan and Awards are governed by the laws of the State of Washington, U.S.A., without regard to Washington laws that might cause other law to govern under applicable principles of conflicts of law. The venue for any litigation related to the Plan or Awards will be in King County, Washington.

102

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Helpful Resources

This Proxy Statement includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.

Annual Meeting

Annual Meeting Website	proxyvote.com

Online Voting	proxyvote.com

Webcast	virtualshareholdermeeting.com/MSFT25

SEC Website on Proxy Matters	sec.gov/spotlight/proxymatters/proxy_materials.shtml

Electronic Delivery of Future Proxy Materials	proxyvote.com

Board of Directors

Board of Directors	aka.ms/BoardMembers

Board Committees	aka.ms/BoardCommittees

Corporate Governance Policies and Guidelines	aka.ms/policiesandguidelines

Contact the Board	askboard@microsoft.com

Financial Reporting

Annual Report	microsoft.com/en-us/Investor/annual-reports

Filings and Reports	microsoft.com/en-us/Investor/sec-filings

Additional Company Information

Executive Team	news.microsoft.com/source/leadership/

Investor Relations	microsoft.com/investor

Corporate Responsibility	microsoft.com/csr

Reports Hub	microsoft.com/transparency

Public Policy Engagement	microsoft.com/public-policy-engagement

Note About Forward-Looking Statements

This Proxy Statement includes estimates, projections, and statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this report, including the Proxy Summary, Part 2 – Named Executive Officer Compensation, and Part 4 – Proposals to be Voted on During the Meeting. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Quantitative and Qualitative Disclosures About Market Risk” sections of our Forms 10-K and 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

2025 PROXY STATEMENT	103

Microsoft Employee Giving

Microsoft employees are passionate about giving time, money, and skills to address the issues facing our world. It’s part of our culture and how we live our mission – that’s why our employees have given $263.7 million with corporate match in fiscal year 2025. Over the last 50 years, Microsoft and our employees have donated $3.3 billion with corporate match around the world via our Employee Give program.

Drive More Impact with Nonprofit Offers from Microsoft

Microsoft is committed to providing relevant, affordable, and innovative cloud and AI solutions to help nonprofits tackle the world’s biggest challenges. To ensure affordable access to technology, Microsoft provides grants and discounts for Microsoft cloud solutions including Azure, Dynamics 365, and Microsoft 365 to nonprofits around the globe, along with helping nonprofit professionals with digital and AI skills to accelerate mission impact. Get started at microsoft.com/nonprofits.

C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR code above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 4, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MSFT25 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 4, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V79583-P37719-Z91051 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MICROSOFT CORPORATION The Board of Directors recommends a vote “FOR” EACH OF THE FOLLOWING NOMINEES, “FOR” Proposals 2, 3 and 4. 1. Election of Directors: For Against Abstain 1a. Reid G. Hoffman 1b. Hugh F. Johnston 1c. Teri L. List 1d. Catherine MacGregor 1e. Mark A. L. Mason 1f. Satya Nadella 1g. Sandra E. Peterson 1h. Penny S. Pritzker 1i. John David Rainey 1j. Charles W. Scharf 1k. John W. Stanton 1l. Emma N. Walmsley For Against Abstain 2. Advisory Vote to Approve Named Executive Officer Compensation (“say-on-pay vote”) 3. Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2026 4. Approval of the Microsoft Corporation 2026 Stock Plan The Board of Directors recommends a vote “AGAINST” Proposals 5 through 10. For Against Abstain 5. European Security Program Censorship Risk Audit 6. Report on Risks of Censorship in Generative Artificial Intelligence 7. Report on AI Data Usage Oversight 8. Report on Data Operations in Human Rights Hotspots 9. Report on Human Rights Due Diligence 10. Report on AI and Machine Learning Tools for Oil and Gas Development and Production Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Annual Shareholders Meeting Information: www.virtualshareholdermeeting.com/MSFT25 Date: December 5, 2025 Time: 8:30 AM PT Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V79584-P37719-Z91051 MICROSOFT CORPORATION This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints SANDRA E. PETERSON and SATYA NADELLA, and each of them, with full power of substitution, as proxies to vote all the shares the undersigned is entitled to vote at the Annual Shareholders Meeting of the Company to be held virtually December 5, 2025 at 8:30 a.m. Pacific Time and at any adjournments thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof in accordance with and as described in the Notice and Proxy Statement of the Annual Shareholders Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made as to any item, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side